UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

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Lincoln National Corporation

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Radnor, Pennsylvania / April 12, 2019

DEAR FELLOW SHAREHOLDER:

You are invited to attend our 2019 Annual Meeting of Shareholders, to be held Friday, May 24 at The Ritz-Carlton Hotel in Philadelphia, Pennsylvania. Our Board of Directors and management team look forward to greeting you.

This document describes the matters to be voted on at the Annual Meeting, so please review it carefully.

Many shareholders received a notice of internet availability instead of paper copies of our proxy statement and our 2018 Annual Report to Shareholders. The notice of internet availability provides instructions on how to access these documents over the internet and how to receive a paper or email copy of our proxy materials, including our proxy statement, our 2018 Annual Report to Shareholders, and a proxy card. Electronic delivery enables us to more cost-effectively provide you with the information you need while reducing the environmental impact of printing and mailing paper copies.

Please vote your shares of our stock as promptly as possible. You may vote by mailing in a proxy card, by telephone or internet, or by attending the Annual Meeting and voting in person.

On behalf of the entire Board of Directors, thank you for your continued support.

Sincerely,

William H. Cunningham

Chairman of the Board

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 24, 2019	9:00 a.m.	The Ritz-Carlton Hotel
	local time	10 Avenue of the Arts
Philadelphia, Pennsylvania 19102

Mailing date: April 12, 2019

The purpose of the meeting is to:

1. elect eleven directors for a one-year term expiring at the 2020 Annual Meeting of Shareholders;

2. ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2019;

3. approve an advisory resolution on the compensation of our named executive officers;

4. consider and vote upon up to two shareholder proposals if properly presented at the meeting; and

5. consider and vote upon any other matters that might come up at the meeting.

You may vote at the Annual Meeting if you were a shareholder of record at the close of business on March 20, 2019. Please cast your votes by one of the following methods:

SIGNING AND RETURNING	TOLL-FREE	THE INTERNET	IN PERSON AT THE
A PROXY CARD	TELEPHONE		ANNUAL MEETING

If, going forward, you would like to receive electronic delivery of future proxy materials, please see page 85 for more information.

For the Board of Directors,

Nancy A. Smith

Senior Vice President & Secretary

Lincoln National Corporation

Radnor, Pennsylvania

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 24, 2019: This proxy statement and the accompanying annual report are available at: www.proxydocs.com/lnc.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT

PROXY SUMMARY

PROXY SUMMARY

This summary highlights certain information for your convenience. Since it does not contain all of the information you should consider, we encourage you to read the entire proxy statement carefully before voting.

ANNUAL MEETING OF SHAREHOLDERS

DATE / TIME	PLACE	VOTING
Friday, May 24, 2019 9:00 a.m. local time	The Ritz-Carlton Hotel 10 Avenue of the Arts Philadelphia, PA 19102 RECORD DATE	Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals.
March 20, 2019

VOTING MATTERS

AGENDA ITEM		OUR BOARD’S VOTING RECOMMENDATION	WHERE TO FIND MORE INFORMATION

1.	Election of eleven directors for a one-year term expiring at the 2020 Annual Meeting of Shareholders.	FOR each director nominee	Page 17

2.	Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2019.	FOR the ratification	Page 27

3.	Approval of an advisory resolution on the compensation of our named executive officers.	FOR the resolution	Page 30
4.	Respond to an advisory shareholder proposal regarding the amendment of our governing documents to provide an independent chair of the board.	AGAINST the proposal	Page 76
5.	Respond to an advisory shareholder proposal regarding an amendment to our proxy access bylaw.	AGAINST the proposal	Page 79

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PROXY SUMMARY

BOARD OF DIRECTOR NOMINEES

NAME OCCUPATION	AGE	DIRECTOR SINCE	SELECTED SKILLS/QUALIFICATIONS	INDEPENDENT	COMMITTEE MEMBERSHIPS
Deirdre P. Connelly	58	2016	• business operations and strategic planning	Yes	• Audit
Retired President, North			• finance and capital management		• Corporate
American Pharmaceuticals of			• corporate governance		Governance
GlaxoSmithKline
William H. Cunningham	75	2006	• finance and capital management	Yes	• Compensation • Corporate Governance • Executive (Chair) • Finance
Professor, University of Texas at Austin and James J. Bayless Chair for Free Enterprise at the University’s McCombs School of Business			• marketing/public relations • talent management
• corporate governance

Dennis R. Glass	69	2006	• business operations and strategic planning	No	• Executive
President and Chief			• finance and capital management
Executive Officer, Lincoln			• talent management
National Corporation
George W. Henderson, III	70	2006	• accounting	Yes	• Audit
Retired Chairman and Chief			• finance and capital management		• Finance
Executive Officer, Burlington
Industries, Inc.

Eric G. Johnson	68	1998	• business operations and strategic planning	Yes	• Compensation
President and Chief			• finance and capital management		• Executive
Executive Officer,			• marketing/public relations		• Finance (Chair)
Baldwin Richardson
Foods Company

Gary C. Kelly	64	2009	• business operations and strategic planning	Yes	• Audit
Chairman of the Board and			• finance and capital management		• Finance
Chief Executive Officer,			• public accounting
Southwest Airlines Co.
M. Leanne Lachman	76	1985	• business operations and strategic planning	Yes	• Audit (Chair)
President, Lachman			• finance and capital management
Associates LLC and			• marketing/public relations
Executive in Residence,			• corporate governance
Columbia Graduate School			• risk management
of Business
Michael F. Mee	76	2001	• finance and capital management	Yes	• Compensation
Retired Executive Vice			• public accounting		• Executive
President and Chief			• business operations and strategic planning		• Finance
Financial Officer, Bristol-
Myers Squibb Company
Patrick S. Pittard	73	2006	• finance and capital management	Yes	• Compensation
Chief Executive Officer,			• public accounting		(Chair)
BDI DataLynk, LLC			• talent management
• corporate governance

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PROXY SUMMARY

BOARD OF DIRECTOR NOMINEES (CONT’D.)

NAME OCCUPATION	AGE	DIRECTOR SINCE	SELECTED SKILLS/QUALIFICATIONS	INDEPENDENT	COMMITTEE MEMBERSHIPS
Isaiah Tidwell	74	2006	• accounting	Yes	• Audit
Retired Executive Vice			• risk management		• Corporate
President and Georgia			• corporate governance		Governance
Wealth Management					(Chair)
Director, Wachovia
Bank, N.A.
Lynn M. Utter	56	2017	• business operations and strategic planning	Yes	• Corporate
Principal and Chief Talent			• risk management		Governance
Officer, Atlas Holdings LLC			• corporate governance		• Finance

Our director nominees provide the Board with the comprehensive diversity of relative skill sets needed to provide effective oversight in light of the Company’s industry, risks and current and long-term strategic needs.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
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PROXY SUMMARY

GOVERNANCE HIGHLIGHTS

Sound governance is important to our Board, which regularly evaluates and implements policies that reflect corporate governance and compensation best practices. Some of these practices are:

✔	Independent Chairman of the Board	✔	Robust stock ownership guidelines for directors and executive officers
✔	All directors, except CEO, are independent	✔	Prohibition on pledging, hedging and speculation in our securities
✔	All Audit, Compensation, Corporate Governance, and Finance Committee members are independent	✔	Executive compensation program strongly links pay and performance
✔	Annual election of all directors	✔	Caps on awards under annual and long-term incentive programs
✔	Majority voting standard for election of directors with director resignation policy for directors in uncontested elections	✔	No repricing or exchange of underwater stock options without shareholder approval
✔	Independent directors meet regularly in executive session	✔	Clawback provisions on equity awards
✔	Annual Board, Committee and individual director evaluations	✔	Double-trigger vesting provisions for equity awards following a change of control
✔	Shareholder right to call special meetings (10% ownership threshold)	✔	No tax-gross-up provisions upon a change of control
✔	“Proxy access” rights to holders owning at least 3% of outstanding shares for 3 years	✔	No employment agreements with NEOs
✔	No super majority voting provisions in Restated Articles of Incorporation and Bylaws	✔	Limited perquisites for executive officers

FINANCIAL HIGHLIGHTS

Our full year 2018 results included the following highlights:

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PROXY SUMMARY

2018 SHAREHOLDER ENGAGEMENT AND RESPONSE TO FEEDBACK

In the Fall of 2018 we reached out to investors representing close to half of our shares outstanding to discuss various key corporate governance-related matters, including the ownership threshold for special shareholder meetings. As a result of this outreach, we engaged substantively with almost half of the contacted investors. The Board took into account the feedback received during this engagement effort when determining to amend the Company’s Bylaws in November 2018 to reduce to 10% the percentage of outstanding stock required for shareholders to call a special meeting. In addition, based on feedback received from investors, and in light of the continued strong shareholder support for our overall pay practices and NEO compensation at the 2018 Annual Meeting, the Compensation Committee decided to maintain our general principles and philosophy in structuring executive compensation for 2019.

EXECUTIVE COMPENSATION HIGHLIGHTS

The key objectives of our executive compensation program are to:

MOTIVATE OUR EXECUTIVES	PAY COMPENSATION	RETAIN KEY EXECUTIVE
TO INCREASE PROFITABILITY	THAT VARIES BASED ON	TALENT, AS THIS IS CRITICAL
AND SHAREHOLDER RETURN	PERFORMANCE	TO OUR SUCCESS

We are asking you to cast an advisory, nonbinding vote to approve compensation awarded to our named executive officers (“NEOs”) — our chief executive officer (“CEO”), chief financial officer (“CFO”), and three additional most highly paid executive officers as listed on page 32. At the 2018 Annual Meeting, our shareholders expressed continued strong support for our executive compensation programs, with over 92% of votes cast in favor of the advisory resolution on executive compensation.

PAY FOR PERFORMANCE

We seek to align pay and performance by making a significant portion of our NEOs’ compensation dependent on:

▪	achieving specific annual and long-term strategic and financial goals; and
▪	increasing shareholder value.

2018 Pay Mix. NEO compensation is weighted toward variable compensation (annual and long-term incentives), which is at risk because the actual amounts earned could differ from targeted amounts based on corporate and individual performance. As the following charts show, the vast majority of our CEO’s and other NEOs’ target direct compensation for 2018 could vary significantly based on company performance, including stock-price performance.

Note, the amounts in these graphs are shown at target and therefore will not match the values reflected in the Summary Compensation Table on page 59. For additional details about our executive compensation programs and our NEOs’ fiscal year 2018 compensation, please see “Compensation Discussion & Analysis” beginning on page 32 and “Executive Compensation Tables” beginning on page 59.

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GOVERNANCE	Board Structure and Leadership

Proxy Statement

ANNUAL MEETING OF SHAREHOLDERS | MAY 24, 2019

The Board of Directors (the “Board”) of Lincoln National Corporation (the “Company,” “we,” “us,” “LNC” or “Lincoln”) is soliciting proxies in connection with the proposals to be voted on at the 2019 Annual Meeting of Shareholders, which will be held beginning at 9:00 a.m. local time on Friday, May 24 at The Ritz-Carlton Hotel, 10 Avenue of the Arts, Philadelphia, Pennsylvania 19102. This proxy statement and a proxy card or a notice of internet availability were sent to our shareholders on or about April 12. When we refer to our 2019 Annual Meeting of Shareholders (the “Meeting” or the “Annual Meeting”) we are also referring to any meeting that results from an adjournment of the Annual Meeting.

GOVERNANCE OF THE COMPANY

Integrity, respect and responsibility are not just guiding principles for us. They unify and inspire us to help people to take charge of their lives. Our Board is responsible for directing and overseeing the management of the Company’s business in the best interests of our shareholders and consistent with good corporate citizenship. In carrying out its responsibilities, the Board provides oversight for the process of selecting and monitoring the performance of senior management, provides oversight for financial reporting and legal and regulatory compliance, determines the Company’s governance guidelines, and implements its governance policies. The Board, together with management, is responsible for establishing our values and code of conduct and for setting strategic direction and priorities.

BOARD STRUCTURE AND LEADERSHIP

Our Board has eleven members, ten of whom are non-employees, or outside directors. The Board has determined that all ten outside directors are independent, as discussed below. The Board may fill a director vacancy or reduce the size of the Board at any time without shareholder approval.

The Board has no set policy requiring separation of the offices of CEO and Chairman of the Board (“Chairman”). It believes that the decision on whether or not to separate these roles should be part of the regular succession planning process and be made based on the best interests of the Company at the given time.

Currently, we separate the roles of CEO and Chairman in recognition of the differences between these roles. The CEO is responsible for setting the Company’s performance and strategic direction and for day-to-day leadership, while the Chairman provides guidance to the CEO and management, consults on the agenda for Board meetings, acts as the key liaison between the Board and management, and presides over meetings of the full Board and of the independent directors. He also has the authority to call special meetings of the Board.

The Board elects the Chairman annually. William H. Cunningham, an independent director, has served as our Chairman since 2009.

BOARD’S ROLE IN RISK OVERSIGHT

Enterprise risk management is an integral part of our business processes. Senior management is primarily responsible for establishing policies and procedures designed to assess and manage the Company’s significant risks. We also have a Corporate Enterprise Risk and Capital Committee, made up of members of senior management and the Chief Risk Officer, which provides oversight of our enterprise-wide risk structure and of our processes to identify, measure, monitor and manage significant risks, including credit, market and operating risk. The Board’s role is regular oversight of the overall risk management process, including reviews of operational, financial, legal and regulatory, cybersecurity, compensation,

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
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Our Corporate Governance Guidelines	GOVERNANCE

strategic and competitive risks. The Board reviews the most significant risks the Company faces and the manner in which our executives manage these risks. The Board has also delegated certain of its risk oversight efforts to its committees, as shown below. This structure enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships. We believe that the separation of the Chairman and CEO roles supports the Board’s oversight role.

BOARD AND COMMITTEES: AREAS OF RISK OVERSIGHT
FULL BOARD	AUDIT	COMPENSATION	CORPORATE GOVERNANCE	FINANCE
▪Strategy ▪Operations ▪Competition ▪Financial strategies and transactions	▪Enterprise risk management efforts ▪Financial statements ▪Financial reporting process ▪Accounting and audit matters ▪Legal, compliance and regulatory matters ▪Cybersecurity	▪Compensation policies and practices ▪Executive incentive compensation and stock ownership ▪Executive retention and succession planning	▪Board governance ▪Sustainability and corporate social responsibility	▪Investment policies, strategies and guidelines ▪Capital management and structure ▪Financial plan

OUR CORPORATE GOVERNANCE GUIDELINES

The Board’s Corporate Governance Guidelines (the “Guidelines”) provide a framework for effective corporate governance and set expectations for how the Board should perform its functions. The Guidelines include the following key principles:

▪	A majority of our Board must at all times be “independent” as defined by Securities and Exchange Commission (“SEC”) rules and New York Stock Exchange (“NYSE”) listing standards.
▪

Our independent directors must meet in executive session at least once a year, with no members of management present. Our outside directors, all of whom are independent, meet in connection with each regularly scheduled Board meeting and at any other times they may choose.

▪	Only independent directors may serve on the Audit, Compensation, Corporate Governance and Finance Committees.
▪

Our Board conducts an annual review of the performance of the Board and the Audit, Compensation, Corporate Governance, and Finance Committees. Our directors also conduct an annual review of their individual performance.

▪	The written charters of the Audit, Compensation, and Corporate Governance Committees comply with the NYSE’s listing standards and are reviewed at least once each year.
▪

Our Board elects its Chairman annually and, if it has not elected a non-executive Chairman, may designate a Lead Director from among the Company’s outside directors who is empowered with the same functions.

▪

We have a Code of Conduct, available on our website at www.lfg.com, which includes our “code of ethics” for purposes of SEC rules and our “code of business conduct and ethics” for purposes of the NYSE listing standards. We will disclose amendments to or waivers from a required provision of the code by including such information on our website.

The full texts of our Guidelines and committee charters are available on our website at www.lfg.com.

DIRECTOR INDEPENDENCE

Under the Corporate Governance Guidelines, a majority of our directors must at all times be “independent” and meet the NYSE listing standards regarding independence as incorporated in our Guidelines. Among other things, these standards require the Board to determine that our independent directors have no material relationship with Lincoln other than as directors.

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GOVERNANCE	Director Nomination Process

Applying these standards, the Corporate Governance Committee and the Board have reviewed the independence of each director and director nominee and the Board has determined that:

▪	Directors Connelly, Cunningham, Henderson, Johnson, Kelly, Lachman, Mee, Pittard, Tidwell and Utter are independent.
▪	All members of the Audit, Compensation, Corporate Governance and Finance Committees are independent under the applicable standards.

In conducting its independence review, the Board will consider, among other things, transactions and relationships between each outside director (or any member of his or her immediate family) and us or our subsidiaries and affiliates. The Board takes into account that in the ordinary course of business, we conduct transactions with companies at which some of our directors are or have been directors, employees or officers. Transactions that are in the ordinary course of business on terms substantially equivalent to those prevailing at the time for comparable transactions, and that fall below the threshold levels set forth in our independence standards do not impact a director’s independence under our standards.

DIRECTOR NOMINATION PROCESS

Under our Guidelines, the Board is responsible for selecting its nominees. The Corporate Governance Committee is charged with:

▪	Identifying the competencies appropriate for the Board.
▪	Identifying which, if any, of those competencies may be missing or underrepresented on the current Board.
▪	Identifying individuals with appropriate qualifications and attributes.
▪	Recommending to the Board the director nominees for the next annual meeting of shareholders.

DIRECTOR QUALIFICATIONS

The Corporate Governance Committee reviews with the Board the appropriate skills and characteristics required of directors in the context of the Board’s current make-up and each director nominee’s ability to oversee the Company’s strategies and risks. In addition to considering a candidate’s background, experience and professional accomplishments, the Board looks for individuals with, among other attributes, integrity, business acumen, specific skills (such as an understanding of marketing, finance, accounting, regulation and public policy), and a commitment to our shared values.

In addition, although the Board does not have a formal diversity policy, our Guidelines specify that the Corporate Governance Committee should consider diversity in the director identification and nomination process. As a result, the Corporate Governance Committee seeks nominees with a broad diversity of backgrounds, experiences, professions, education and differences in viewpoints and skills. Its goal is to ensure that the directors, as a group, provide a substantive blend of experience, knowledge and ability that enables the Board to fulfill its responsibilities in a constructive environment. In the annual evaluation of the Board and committees, the Board considers whether the members of the Board reflect such diversity and whether such diversity contributes to a constructive environment.

As set forth in our Guidelines, Board refreshment over time is critical to ensuring that the Board as a whole maintains the appropriate balance of tenure, diversity, skills and experience needed to provide effective oversight in light of the Company’s current and long-term strategic needs. The Board does not believe that arbitrary term limits for directors based on age or years of service are appropriate, as they can result in the Company losing the valuable contribution of directors who have over time developed increased insight into the Company and its operations. The Company benefits from a mix of these experienced directors with a deep understanding of the Company and newer directors who bring fresh perspectives. However, a director’s service should not outlast his or her ability to contribute and consequently the Board does not believe that directors should expect to be renominated continually. Each director’s continued tenure is reconsidered annually, taking

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Annual Board, Committee and Individual Director Nominations	GOVERNANCE

into account the results of the Board’s annual self-evaluation, annual individual director peer evaluations, results of voting by shareholders in annual director elections and the Company’s needs.

Two new directors have been elected to our Board in the last three years. The Board will continue to review its composition and structure, balancing the need for continuity and experience with fresh ideas and perspectives.

DIRECTOR NOMINEE SELECTION PROCESS

The Corporate Governance Committee begins the nomination process each year by deciding whether to renominate current directors, as all directors are up annually for nomination and election by our shareholders. This includes an individual assessment of each director who will be up for reelection the following year. The Corporate Governance Committee then reviews the results of the individual director assessments and considers for renomination those Board members whose skills and experience continue to be relevant to our business and whose performance for the most recent term has also been favorably assessed.

When identifying potential director candidates — whether to replace a director who has retired or resigned or to expand the Board to gain additional capabilities — the Corporate Governance Committee determines the skills, experience and other characteristics that a potential nominee should possess (in light of the composition and needs of the Board and its committees, including whether or not the nominee would be considered “independent” under SEC rules and NYSE listing standards) and seeks candidates with those qualifications.

Although not required to do so, the Corporate Governance Committee may consider candidates proposed by our directors or our management, and may also retain an outside firm to help identify and evaluate potential nominees. The Corporate Governance Committee will also consider nominations from shareholders. Such nominations must be submitted in writing to our Corporate Secretary at our principal executive office, and must include the same information that would be required for a candidate to be nominated by a shareholder at a meeting of shareholders as described under “General Information – Shareholder Proposals for the 2020 Annual Meeting” on page 89 and in our Amended and Restated Bylaws (“bylaws”), which can be found on our website at www.lfg.com. Any such recommendation must be received by the Corporate Secretary no earlier than January 25, 2020, nor later than February 24, 2020.

Our proxy access bylaws permit a shareholder, (or a group of up to 20 shareholders) owning shares of our outstanding common stock representing at least 3% of the votes entitled to be cast on the election of directors, to nominate and include in our proxy materials director candidates constituting up to 20% of the Board. The nominating shareholder or group of shareholders must have owned their shares continuously for at least three years, and the nominating shareholder(s) and nominee(s) must satisfy other requirements specified in our bylaws.

If the Corporate Governance Committee determines that it should conduct a full evaluation of a prospective candidate, including an interview, one or more members of the Corporate Governance Committee will do so, and other directors may be asked to interview the candidate as well. Upon completing the evaluation and the interview, the Corporate Governance Committee recommends to the Board whether to nominate the candidate.

The nominee evaluation process is the same whether the nomination comes from a Board member, management or a shareholder. If the Corporate Governance Committee recommends a shareholder nominee to the Board, the Board may — as with any nominee —either accept or reject the recommendation.

ANNUAL BOARD, COMMITTEE AND INDIVIDUAL DIRECTOR EVALUATIONS

Our Board recognizes that a thorough, constructive evaluation process enhances our Board's effectiveness and is an essential element of good corporate governance. Accordingly, every year, our Corporate Governance Committee oversees a Board, Committee and individual director evaluation process, which is designed to elicit feedback and recommendations from the directors that will improve the effectiveness of the Board.

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GOVERNANCE	Shareholder Engagement and Response to Feedback

In general, our Board evaluations cover a variety of topics including the Company’s strategy, financial performance, risk management and succession planning, as well as:

▪Board and committee composition, including skills, background and experience;	▪Areas where the Board and committees should increase their focus;
▪Board understanding of, and effectiveness in overseeing, its responsibilities;	▪Satisfaction with the Board schedule, agendas, topics and encouragement of open discussion;
▪Satisfaction with director performance, including that of Board and committee chairs in those positions;	▪Satisfaction with committee structure and composition; and
▪Board and committee information needs and quality of materials presented;	▪Access to management, experts and internal and external resources.

Each year, the Corporate Governance Committee reexamines the evaluation process to ensure that the process allows directors the opportunity to provide actionable feedback on the functioning of the Board as a whole as well as the performance of individual directors. The Board and each Committee then conduct their annual self-evaluations through the use of a written questionnaire that covers the topics discussed above. The Company’s Corporate Secretary aggregates and summarizes the directors’ responses to the questionnaires, highlighting comments and year-over-year trends. Responses are not attributed to specific Board or Committee members to promote candor. Using the questionnaires and summaries of written evaluations as guides, our Chairman reviews the results of the Board evaluation and each Committee chair reviews the results of each Committee evaluation. The evaluations and summaries are then shared and discussed with the full Board and each Committee during executive sessions.

Each director also participates in an annual individual director peer evaluation through which the director assesses the performance of and provides feedback on his or her fellow directors. As discussed above, the Corporate Governance Committee reviews the results of these individual director assessments, as well as of the Board and Committee self-evaluations, when considering each director’s continued service on the Board.

SHAREHOLDER ENGAGEMENT AND RESPONSE TO FEEDBACK

We are committed to a robust shareholder engagement program. The Board values our shareholders’ perspectives, and feedback from our shareholders on our business, corporate governance, executive compensation, and sustainability practices are important considerations for Board discussions throughout the year. Over the course of the year, we seek opportunities to connect with our investors to gain and share valuable insights into current and emerging global governance trends on those topics. In addition to speaking with our institutional investors, we respond to inquiries from our individual investors and other stakeholders. Our Board appreciates the feedback it receives from these discussions, and considers the feedback when structuring governance, compensation and sustainability practices. Our meetings and interactions with shareholders are designed to better understand how our shareholders perceive Lincoln and to provide our investors an opportunity to discuss matters that they think deserve attention.

In addition to engaging with investors at conferences and meetings throughout the year, in the Fall of 2018 we reached out to 27 of our global institutional investors representing 48% of our shares outstanding to discuss various key corporate governance-related matters.  As a result of this outreach, we engaged substantively with close to half of these investors via teleconference or email, and the discussions covered a wide range of topics, including executive compensation, Board refreshment and social and environmental considerations. Overall, the feedback received from investors was positive, with shareholders recognizing our good governance and proactive adoptions of best governance practices.

Among the topics discussed with investors during the Fall engagement was the ownership threshold for special shareholder meetings.  A shareholder resolution at our 2018 Annual Meeting requesting a 10% ownership threshold for shareholders to call a special meeting passed with 51.47% of the vote. Following the 2018 Annual Meeting, the Board determined to review the Company’s special meetings bylaw provision and, in connection therewith, to consider investor views and corporate governance practices. During our discussions with shareholders, they expressed mixed views on the appropriate ownership threshold; some viewed a 10% threshold as appropriate while others expressed a preference for a higher threshold. In

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Board and Committee Meetings	GOVERNANCE

part due to this feedback, the Board took action to amend the Company’s bylaws in November 2018 to reduce to 10% the percentage of outstanding stock required for shareholders to call a special meeting.

Executive compensation was also a topic of discussion with investors during the Fall engagement. Based on the feedback received from investors, and in light of the continued strong shareholder support for our overall pay practices and NEO compensation at the 2018 Annual Meeting, the Compensation Committee decided to maintain our general principles and philosophy in structuring executive compensation for 2019.

BOARD AND COMMITTEE MEETINGS

The Board met four times during 2018, and each director attended 75% or more of the aggregate of: (1) the total number of Board meetings and (2) the total number of meetings held by committees on which he or she served. Although the Board does not have a formal policy that requires directors to attend our Annual Meeting of Shareholders, directors are encouraged to attend. All of the Company’s directors attended the 2018 Annual Meeting.

BOARD COMMITTEES

The Board has six standing committees: the Audit Committee, the Compensation Committee, the Corporate Governance Committee, the Executive Committee, the Finance Committee, and the Committee on Corporate Action. The table below lists the directors who currently serve on these committees and the number of meetings each committee held during 2018. The Audit, Compensation, Corporate Governance, and Finance Committees conduct self-evaluations of their committee’s performance each year.

CURRENT COMMITTEE MEMBERSHIP AND MEETINGS HELD DURING 2018 (C=CHAIR M=MEMBER)

	AUDIT	COMPENSATION	CORPORATE GOVERNANCE	EXECUTIVE	FINANCE	CORPORATE ACTION[1]
Deirdre P. Connelly	M		M
William H. Cunningham		M	M	C	M
Dennis R. Glass				M		C
George W. Henderson, III	M				M
Eric G. Johnson		M		M	C
Gary C. Kelly	M				M
M. Leanne Lachman	C
Michael F. Mee		M		M	M
Patrick S. Pittard		C
Isaiah Tidwell	M		C
Lynn M. Utter			M		M
Number of Meetings in 2018	8	6	6	—	4	—

Shaded cells denote committee chair.

1.	The Committee on Corporate Action takes all action by the unanimous written consent of the sole member of that Committee, and there were nine (9) such consents in 2018.

The functions and responsibilities of our Board’s standing committees are described below. Charters for the Audit, Compensation, Corporate Governance, Executive, and Finance Committees are available on the Governance section of our website at www.lfg.com.

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GOVERNANCE	Board Committees

AUDIT COMMITTEE Chair: Lachman Members: Connelly, Henderson, Kelly and Tidwell The primary function of the Audit Committee is oversight, including risk oversight. This includes:

▪  assisting the Board in oversight of: (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; (3) the independent auditor’s qualifications and independence; (4) the performance of our general auditor and independent auditor; (5) our risk assessment and risk management policies and processes; and (6) our policies regarding information technology security and protection from cyber risks

▪  hiring, firing, and evaluating the performance of the independent auditors and approving their compensation and all of their engagements

▪  discussing the timing and process for implementing the rotation of the lead audit partner

▪  discussing our annual and quarterly consolidated financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our SEC filings and annual report to shareholders

▪  inquiring about significant risks and exposures, if any, and reviewing and assessing the steps taken to monitor and manage them

▪  reviewing and discussing the risk policies and procedures adopted by management, and the implementation of these policies

▪  reviewing the qualifications and backgrounds of senior risk officers

▪  preparing the report required for inclusion in our annual proxy statement

▪  oversight of procedures for handling complaints regarding accounting, internal auditing controls or auditing matters and for the confidential, anonymous submission of employee concerns regarding questionable accounting or auditing matters

▪  consulting with management before the appointment or replacement of the internal auditor

▪  reporting the Audit Committee’s activities to the Board on a regular basis and making any recommendations to the Board that the Audit Committee deems appropriate.

The Board has determined that at least one of its members meets the definition of “audit committee financial expert” under SEC rules. The Board has named Gary C. Kelly as our “audit committee financial expert” for this proxy statement. The Audit Committee may obtain advice and assistance from internal or external legal, accounting or other advisers.

More information regarding the Audit Committee, including the Audit Committee Report, can be found under “Ratification of Appointment of Independent Registered Public Accounting Firm” beginning on page 27.

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Board Committees	GOVERNANCE

COMPENSATION COMMITTEE Chair: Pittard Members: Cunningham, Johnson and Mee The principal functions of the Compensation Committee include:

▪  establishing our general compensation philosophy in consultation with the compensation consultant and senior management

▪  ensuring that succession plans are in place for the CEO and other executive officers

▪  reviewing and approving corporate goals and objectives for the CEO and executive officers’ compensation

▪  evaluating the CEO’s performance and setting the CEO’s compensation level based on this evaluation

▪  evaluating annually whether the Company’s compensation programs create unnecessary risks that could harm the Company

▪  reviewing with management the Compensation Discussion & Analysis to be included in the proxy statement

▪  reviewing and approving the strategies, policies and programs related to the compensation of our executive officers and other key personnel

▪  making recommendations to the Board regarding incentive compensation and equity-based plans, and approving all grants and awards to executive officers under such plans

▪  approving employment and severance agreements for executive officers

▪  approving certain employee benefit and executive compensation plans and programs, and changes to such plans and programs

▪  reporting the Compensation Committee’s activities to the Board on a regular basis and making any recommendations the Compensation Committee deems appropriate.

The Compensation Committee may retain or obtain advice on executive compensation-related matters from a compensation consultant, outside legal counsel or other adviser. The committee is directly responsible for appointing, compensating and overseeing the work of any such advisers and must consider certain independence factors before hiring them. More information concerning the Compensation Committee, including the role of its compensation consultant and our executive officers in determining or recommending the amount or form of executive compensation, can be found in the “Compensation Discussion & Analysis” section beginning on page 32.

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GOVERNANCE	Board Committees

CORPORATE GOVERNANCE COMMITTEE Chair: Tidwell Members: Connelly, Cunningham and Utter The principal functions of the Corporate Governance Committee include:

▪	identifying individuals qualified to become Board members	▪	taking a leadership role in shaping our corporate governance and recommending to the Board the corporate governance principles applicable to us

▪	making recommendations to the Board regarding the compensation program for directors	▪	reporting the Corporate Governance Committee’s activities to the Board on a regular basis and making any recommendations the Corporate Governance Committee deems appropriate

▪	recommending to the Board nominees for director (including those recommended by shareholders in accordance with our bylaws)	▪	developing and recommending to the Board standards for determining the independence of directors

▪	making recommendations to the Board regarding the size of the Board and the membership, size, structure and function of its committees	▪	helping evaluate the Board and individual directors.

The Corporate Governance Committee may hire and terminate search firms; approve any search firm’s fees and terms of retention; and seek advice and assistance from internal or external legal, accounting or other advisers.

EXECUTIVE COMMITTEE Chair: Cunningham Members: Glass, Johnson and Mee

The principal function of the Executive Committee is to act for the Board, when necessary, between Board meetings. In such instances, the Executive Committee may act for the Board in managing and directing the Company’s business and affairs, except for matters expressly delegated to another committee or the full Board. The Executive Committee reports any actions it takes to the Board as soon as practicable.

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Board Committees	GOVERNANCE

FINANCE COMMITTEE Chair: Johnson Members: Cunningham, Henderson, Kelly, Mee and Utter The principal functions of the Finance Committee include:

▪  reviewing and providing guidance to senior management with respect to:

– our annual three-year financial plan

– our capital structure, including issuance of securities by us or any of our affiliates, significant “off balance sheet” transactions, and our dividend and share repurchase strategies

– our reinsurance strategies

– proposed mergers, acquisitions, divestitures, joint ventures and other strategic investments

•  reviewing our overall credit quality and credit ratings strategy

▪	reviewing the general account and our investment policies, strategies and guidelines

▪	reviewing our hedging program and the policies and procedures governing the use of financial instruments, including derivatives

▪	reviewing the funding adequacy of our qualified pension plans, including significant actuarial assumptions, investment policies and performance

▪	reporting the Finance Committee’s activities to the Board on a regular basis and making any recommendations the Finance Committee deems appropriate.

The Finance Committee may seek advice and assistance from internal or external legal, accounting or other advisers.

COMMITTEE ON CORPORATE ACTION

The Committee on Corporate Action was formed to delegate to the sole member, the CEO, the authority to take certain actions on behalf of the Board in accordance with limits set by the Board. The principal functions that have been delegated to the Committee on Corporate Action include:

▪   determining the pricing of the securities offered from our shelf registration statement, including all rates, payments, ratios, discounts and other financial measures related to the pricing of such securities

▪  appointing and removing certain classes of our officers as the Board may determine by resolution

▪ approving, as necessary, the underwriting agreement, form of security, and other transaction documents relating to the offering and sale of securities under our shelf registration statement.

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GOVERNANCE	Director Orientation and Continuing Education

DIRECTOR ORIENTATION AND CONTINUING EDUCATION

Director education is an ongoing, year-round process, which begins when a director joins our Board. Upon joining our Board, new directors are provided with a comprehensive orientation to our Company, including our business, strategy and governance. New directors participate in an orientation program with senior business and functional leaders from all areas of the Company, during which there is discussion of strategic priorities and key risks and opportunities. On an ongoing basis, directors receive presentations on a variety of topics related to their work on the Board and within the insurance and financial services industries, both from senior management and from experts outside of the Company, for example at our annual Board retreat. We also encourage directors to enroll in continuing education programs sponsored by third parties at our expense.

COMMUNICATIONS WITH DIRECTORS

Shareholders and others who wish to communicate with the full Board or its outside (nonexecutive) directors may do so by sending a letter to either “The Board of Directors” or “The Outside Directors,” as appropriate, at our principal executive offices:

Lincoln National Corporation

150 N. Radnor Chester Road

Radnor, PA 19087

Attention: Office of the Corporate Secretary

Our Corporate Secretary receives and processes all communications and will refer relevant and appropriate communications to the Chairman. If a communication relates to possible violations of our Code of Conduct or contains concerns or complaints regarding our accounting, internal auditing controls, or auditing matters or other related concerns, it will be referred to the Audit Committee, which has a policy for reporting such information. The policy can be found on our website at www.lfg.com.

You may communicate with the Board anonymously and/or confidentially. However, if you submit your communication anonymously, we will not be able to contact you in the event we require further information. Also, while we will attempt to preserve your confidentiality whenever possible, we cannot guarantee absolute confidentiality.

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ITEM 1
ELECTION OF DIRECTORS

ITEM 1 | ELECTION OF DIRECTORS

NOMINEES FOR DIRECTOR

Eleven directors will be up for election at the 2019 Annual Meeting to hold office until the next annual meeting and until their respective successors are elected and qualified. Of the directors standing for election, only Mr. Glass is an officer of the Company. In addition to annual elections, our bylaws require our directors to be elected by a majority of votes cast in an uncontested election.

Each director brings a strong background and set of skills to the Board, giving the Board as a whole expertise, diversity and experience in a wide variety of areas. The Board believes that all of our directors have integrity and honesty and adhere to high ethical standards. They have also demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment to serve the Company.

Unless you direct otherwise or specifically indicate that you wish to abstain from voting for one or more of the nominees on the proxy, your proxy will be voted for each of the nominees below. Each nominee is a current director of the Company and has agreed to continue serving on the Board if elected. If any nominee is unable to serve as a director, proxies may be voted for another person designated by the Board.

The Board of Directors recommends a vote FOR each of the nominees.

	DEIRDRE P. CONNELLY RETIRED PRESIDENT NORTH AMERICAN PHARMACUETICALS OF GLAXOSMITHKLINE	AGE: 58 DIRECTOR SINCE: 2016 Member, Audit and Corporate Governance Committees

CAREER

Ms. Connelly was the President, North American Pharmaceuticals of GlaxoSmithKline, a global pharmaceutical company, from 2009 until her retirement in 2015. Before that she served as President, U.S. Operations for Eli Lily and Company from 2005 to 2009.

QUALIFICATIONS

Substantial leadership experience and expertise as a senior executive of large publicly traded companies with global operations. She has extensive knowledge and expertise in strategy, operations, finance and capital management, brand marketing and product development.

OTHER PUBLIC COMPANY BOARDS	Macy’s, Inc., 2008–present. Genmab A/S, 2017–present.

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ITEM 1
ELECTION OF DIRECTORS	Nominees for Director

	WILLIAM H. CUNNINGHAM PROFESSOR AT THE UNIVERSITY OF TEXAS AT AUSTIN AND JAMES J. BAYLESS CHAIR FOR FREE ENTERPRISE AT THE UNIVERSITY’S McCOMBS SCHOOL OF BUSINESS	AGE: 75 DIRECTOR SINCE: 2006 Non-Executive Chairman of the Board since: 2009 Chair, Executive Committee Member, Compensation, Corporate Governance and Finance Committees

CAREER

Mr. Cunningham has been a professor at The University of Texas since 2000. Before that he served as Chancellor and CEO of The University of Texas System, as President of The University of Texas at Austin and as Dean of the McCombs School of Business.

QUALIFICATIONS

Substantial experience in accounting, marketing, finance and corporate governance, as well as experience leading a large public institution. Mr. Cunningham also has significant experience serving on public company boards, including over 20 years in our industry as a Director of Jefferson-Pilot Corporation, a public insurance company with whom we merged in 2006.

OTHER PUBLIC COMPANY BOARDS	John Hancock Mutual Funds, 1986–present. Southwest Airlines Co., 2000–present.

PRIOR PUBLIC COMPANY BOARD SERVICE IN PAST 5 YEARS	LIN Media LLC (formerly LIN Television Corporation), 2002–2007 and 2009–2014. Resolute Energy Corporation, 2009–2015.

	DENNIS R. GLASS PRESIDENT AND CHIEF EXECUTIVE OFFICER OF LINCOLN NATIONAL CORPORATION	AGE: 69 DIRECTOR SINCE: 2006 Member, Executive Committee

CAREER

Mr. Glass has served as our President since 2006 and our CEO since 2007. He is also President of, and serves on the boards of, our principal insurance subsidiaries. Before our merger with Jefferson-Pilot Corporation, Mr. Glass was President, CEO and a Director of that company.

QUALIFICATIONS

A seasoned executive who has served in executive-level positions in the insurance industry for over 30 years, Mr. Glass brings to his role as a Director a deep knowledge of our industry, our regulators, our competitors and our products.

OTHER PUBLIC COMPANY BOARDS	None in past 5 years.

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COMPENSATION OF OUTSIDE DIRECTORS

	GEORGE W. HENDERSON, III RETIRED CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF BURLINGTON INDUSTRIES, INC.	AGE: 70 DIRECTOR SINCE: 2006 Member, Audit and Finance Committees Mr. Henderson also serves as a Director of Lincoln Life & Annuity Company of New York, one of our insurance subsidiaries.

CAREER

Mr. Henderson was Chairman and CEO of Burlington Industries, a global manufacturer of textile products, from 1998 to his retirement in 2003. Before that he served as that company’s President and its COO. He was also a member of Burlington’s Board of Directors for 13 years.

QUALIFICATIONS	Executive leadership and management experience at the highest levels of a global public company; significant experience with international operations, accounting and financial reporting.

OTHER PUBLIC COMPANY BOARDS	Bassett Furniture Industries, Inc., 2004–present.

	ERIC G. JOHNSON PRESIDENT AND CEO OF BALDWIN RICHARDSON FOODS COMPANY	AGE: 68 DIRECTOR SINCE: 1998 Chair, Finance Committee Member, Compensation and Executive Committees

CAREER	Since 1997, Mr. Johnson has served as President and CEO of Baldwin Richardson Foods Company, a privately held manufacturer of products for the food service industry.

QUALIFICATIONS

Extensive executive management skills; expertise in marketing, finance and the development and execution of corporate strategy; experience in mergers and acquisitions. Through his years of service on our Board, Mr. Johnson has also developed a deep base of knowledge regarding our business and our industry.

PRIOR PUBLIC COMPANY BOARD SERVICE IN PAST 5 YEARS	SUPERVALU, INC., 2013–2018.

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COMPENSATION OF DIRECTORS

	GARY C. KELLY CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER OF SOUTHWEST AIRLINES CO.	AGE: 64 DIRECTOR SINCE: 2009 Member, Audit and Finance Committees

CAREER

Mr. Kelly has been CEO of Southwest Airlines since 2004, and Chairman since 2008. He also served as President of Southwest from 2008 to 2017. Prior to that Mr. Kelly held a number of senior-level positions within the Southwest organization, including CFO. Before joining Southwest, Mr. Kelly served as a CPA for a public auditing firm.

QUALIFICATIONS

Executive leadership and management experience at the highest levels of a public company; ability to provide insights into operational, regulatory and governance matters; substantial expertise in finance, accounting and financial reporting.

OTHER PUBLIC COMPANY BOARDS	Southwest Airlines Co., 2004–present.

	M. LEANNE LACHMAN PRESIDENT OF LACHMAN ASSOCIATES LLC AND EXECUTIVE-IN-RESIDENCE, COLUMBIA GRADUATE SCHOOL OF BUSINESS	AGE: 76 DIRECTOR SINCE: 1985 Chair, Audit Committee Ms. Lachman also serves as a Director of Lincoln Life & Annuity Company of New York, one of our insurance subsidiaries.

CAREER

Ms. Lachman has served since 2003 as President of Lachman Associates LLC, an independent real estate consultancy, and since 2000 as an Executive-in-Residence at Columbia Business School. Before that she was Managing Director of Lend Lease Real Estate Investments, an institutional investment manager.

QUALIFICATIONS

Extensive background in real estate analysis, investment, management and development, and international operations. Through her years of service on our Board, she has acquired a deep understanding of our business, our organization and our industry.

PRIOR PUBLIC COMPANY BOARD SERVICE IN PAST 5 YEARS	Liberty Property Trust, 1994–2018.

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COMPENSATION OF OUTSIDE DIRECTORS

	MICHAEL F. MEE RETIRED EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF BRISTOL-MYERS SQUIBB COMPANY	AGE: 76 DIRECTOR SINCE: 2001 Member, Compensation, Executive and Finance Committees

CAREER

From 1994 to 2001, Mr. Mee was the Executive Vice President and CFO of Bristol-Myers Squibb Co., a pharmaceutical and health care products company, where he was also a member of the Office of the Chairman. Before joining Bristol-Myers Squibb, Mr. Mee served in senior financial executive positions with several Fortune 500 companies.

QUALIFICATIONS

Significant public accounting and financial reporting skills; extensive management experience and leadership skills; expertise in corporate strategy, development and investments, international operations and risk assessment.

OTHER PUBLIC COMPANY BOARDS	None in the past 5 years.

	PATRICK S. PITTARD CHIEF EXECUTIVE OFFICER OF BDI DATALYNK, LLC	AGE: 73 DIRECTOR SINCE: 2006 Chair, Compensation Committee Mr. Pittard also serves as a Director of Lincoln Life & Annuity Company of New York, one of our insurance subsidiaries.

CAREER

Mr. Pittard has served as CEO of BDI DataLynk, LLC, a company that provides fiber optic technician training services, since 2018. Prior to that he served as Chair and CEO of Southern Fiber Company from 2017 to 2018. Previously, Mr. Pittard served as CEO of Patrick Pittard Advisors LLC, a firm providing “C-level” services such as executive search and talent assessment. He also serves as a Distinguished Executive-in-Residence at the Terry School of Business at the University of Georgia. Earlier in his career, Mr. Pittard was Chairman, President and CEO of Heidrick & Struggles International, Inc., a worldwide provider of executive-level search and leadership services and one of the largest publicly traded global recruiting firms, from which he retired in 2002.

QUALIFICATIONS

Executive leadership and management experience at the highest levels of a global public company; experience driving strategic organizational growth; expertise in executive compensation, insurance and investments.

OTHER PUBLIC COMPANY BOARDS	Artisan Partners Funds, Inc., 2001–present.

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COMPENSATION OF DIRECTORS

	ISAIAH TIDWELL RETIRED EXECUTIVE VICE PRESIDENT AND GEORGIA WEALTH MANAGEMENT DIRECTOR OF WACHOVIA BANK, N.A	AGE: 74 DIRECTOR SINCE: 2006 Chair, Corporate Governance Committee Member, Audit Committee

CAREER

Before retiring in 2005, Mr. Tidwell was an Executive Vice President and Director of Wealth Management Operations for Wachovia Bank in Georgia. During his career at Wachovia, he took on various roles with increasing responsibility, eventually becoming Southern Regional Executive before being promoted to Executive Vice President. Earlier in his career, Tidwell was employed in various accounting and financial positions with Celanese Corporation.

QUALIFICATIONS

Extensive experience in banking, financial services and wealth management. Through his years of service on the boards of other public companies, Mr. Tidwell has also developed knowledge of risk assessment practices and a significant understanding of finance and accounting principles.

PRIOR PUBLIC COMPANY BOARD SERVICE IN PAST 5 YEARS	Harris Teeter Supermarkets, Inc. (formerly Ruddick Corporation), 1999–2014. Synder’s–Lance, Inc. (acquired by Campbell Soup Company), 1995–2018.

	LYNN M. UTTER PRINCIPAL, CHIEF TALENT OFFICER OF ATLAS HOLDINGS LLC	AGE: 56 DIRECTOR SINCE: 2017 Member, Corporate Governance and Finance Committees

CAREER

Ms. Utter has served as a Principal and Chief Talent Officer of Atlas Holdings LLC, a private investment firm that owns and operates a portfolio of companies in a variety of industrial fields, since July 2018.  Prior to that Ms. Utter served as the CEO and a director of First Source, LLC, from 2016 to 2018. She previously served as the President and Chief Operating Officer of Knoll Office, a designer and manufacturer of office furniture products, from February 2012 to April 2015. She also served as President and Chief Operating Officer of Knoll North America from 2008 to February 2012.

QUALIFICATIONS

Executive leadership experience in key operating roles, including her recent role as chief executive officer. She has had wide-ranging experience as a senior executive in multiple industries and disciplines, including sales, manufacturing and distribution. Ms. Utter has also developed a strong knowledge of strategic planning as a Chief Strategy Officer and strategy consultant.

OTHER PUBLIC COMPANY BOARDS	WESCO International, Inc., 2006–present.

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COMPENSATION OF OUTSIDE DIRECTORS

COMPENSATION OF OUTSIDE DIRECTORS

The Board adheres to the following guidelines in establishing outside director compensation:

▪	We provide competitive compensation to attract and retain high-quality outside directors; and
▪	A significant portion of each outside director’s compensation is paid in equity to help align our directors’ interests with those of our shareholders.

In accordance with our Corporate Governance Guidelines, the Board’s compensation program is reviewed and assessed annually by the Corporate Governance Committee. As part of this review, the committee may solicit the input of outside compensation consultants. During 2018, the Corporate Governance Committee asked Pay Governance LLC, an independent compensation consultant, to provide a competitive analysis of the compensation we provide to our outside directors. As a result of that review and the committee’s discussion, the Corporate Governance Committee recommended to the Board certain fee increases for 2019.

The following table compares our director fees for 2018 to the revised fees that took effect beginning January 1, 2019:

FEES	2018	2019
BOARD MEMBERS OTHER THAN CHAIRMAN
Annual Retainer (Cash)	$100,000	$110,000
Deferred LNC Stock Units	$161,000	$165,000
Total Board Fees	$261,000	$275,000
NON-EXECUTIVE CHAIRMAN OF THE BOARD
Annual Retainer (Cash)	$120,000	$120,000
Deferred LNC Stock Units	$376,000	$376,000
Total Non-Executive Chairman of the Board Fees	$496,000	$496,000
COMMITTEES (CASH)
Audit Committee Chair	$30,000	$35,000
Audit Committee Member	$10,000	$10,000
Compensation Committee Chair	$20,000	$25,000
Other Committee Chair	$20,000	$20,000

SHARE OWNERSHIP REQUIREMENTS

Lincoln’s share ownership guidelines require outside directors to hold, within five years of joining the Board, interests in the Company’s common stock equal to five (5) times the annual Board or Chair cash retainer (for 2018, this was $500,000 for each Board member and $600,000 for the Chairman). Interests in our stock that count toward the share ownership guidelines include Deferred LNC Stock Units, LNC stock owned outright and 33% of vested stock options. As of December 31, 2018, all of our directors are in compliance with this requirement, with the exceptions of Ms. Connelly, who joined the Board in May 2016 and has until May 2021 to meet the full share ownership requirement, and Ms. Utter, who joined the Board in November 2017 and has until November 2022 to meet the full share ownership requirement.

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COMPENSATION OF OUTSIDE DIRECTORS	Optional Deferral of Annual Retainer

OPTIONAL DEFERRAL OF ANNUAL RETAINER

In addition to receiving Board fees in the form of Deferred LNC Stock Units, directors may defer the cash component of their annual and committee retainers into various investment options under the Lincoln National Corporation Deferred Compensation Plan for Non-Employee Directors (the “Directors’ DCP”).

The investment options of the Directors’ DCP track those offered to employees under the LNC Deferred Compensation and Supplemental/Excess Retirement Plan (the “DC SERP”) and include a Lincoln National Corporation Stock Fund investment option (the “LNC Stock Fund”). Like the DC SERP, the Directors’ DCP uses “phantom” versions of the investment options, meaning that accounts are credited with earnings or losses as if the amounts had been invested in the chosen investment options.

All deferred amounts, including the annual retainer paid in Deferred LNC Stock Units, are payable only when the director retires or resigns from the Board. In addition, amounts invested in the LNC Stock Fund upon cessation of a director’s service on the Board are only payable in shares of Lincoln common stock.

MEETING FEES

No additional fees are paid for attending regularly scheduled Board or committee meetings, although the Corporate Governance Committee has discretion to recommend additional compensation ($1,100 per meeting) for additional meetings. Outside directors who are also directors of Lincoln Life & Annuity Company of New York (“LNY”), our indirect, wholly owned subsidiary, receive an annual cash retainer of $15,000 and a fee of $1,100 for each LNY Board and committee meeting they attend. During 2018, three of our outside directors — Messrs. Henderson and Pittard and Ms. Lachman — also served as directors of LNY.

OTHER BENEFITS

In addition to the compensation listed above, we offer our outside directors the following benefits:

▪

Financial planning services—reimbursement of up to $20,000 for an initial financial plan and $10,000 for annual updates. The services must be provided by a Lincoln Financial Network financial planner for the director to be reimbursed.

▪

Participation—at their own expense—in certain health and welfare benefits, including our self-insured medical and dental plans as well as life insurance and accidental death and dismemberment coverages.

▪

Participation in a matching charitable gift program through which the Lincoln Financial Foundation, Inc. matches donations from a director to one or more eligible organizations, up to an annual total of $15,000 for all gifts.

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Directors’ Compensation Table	COMPENSATION OF OUTSIDE DIRECTORS

COMPENSATION OF NON-EMPLOYEE DIRECTORS* DURING 2018
NAME	FEES EARNED OR PAID IN CASH[1] ($)	STOCK AWARDS[2] ($)	ALL OTHER COMPENSATION ($)		TOTAL ($)
Deirdre P. Connelly	110,000	161,000	-		271,000
William H. Cunningham	120,000	376,000	15,000	[4]	511,000
George W. Henderson, III	129,400	161,000	7,500	[4]	297,900
Eric G. Johnson	120,000	161,000	-		281,000
Gary C. Kelly	110,000	161,000	10,000	[3]	281,000
M. Leanne Lachman	149,400	161,000	25,000	[3,4]	335,400
Michael F. Mee	100,000	161,000	-		261,000
Patrick S. Pittard	139,400	161,000	10,000	[3]	310,400
Isaiah Tidwell	130,000	161,000	15,000	[4]	306,000
Lynn M. Utter	100,000	161,000	15,000	[4]	276,000
*	As an employee of the Company, Mr. Glass receives no director compensation.
1.

As described above, $100,000 (or $120,000 in case of the non-executive chair) of the annual retainer was paid in cash. The fees shown in this column also include any fees that an outside director was paid as the chair of a committee, as a member of the Audit Committee, or for service on the Board of LNY.

2.

The fair value of the stock awards was determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Stock Compensation. The assumptions made in calculating the grant date fair value of stock and option awards are set forth in Note 18 of the Notes to the Consolidated Financial Statements, included in Item 8 of our Form 10-K for the fiscal year ended December 31, 2018. Mr. Cunningham received a total of $376,000 in Deferred LNC Stock Units for serving as a director and the non-executive Chairman during 2018.

3.	Includes the provision of financial planning services with an aggregate incremental cost to us of $10,000 for each of Messrs. Kelly and Pittard and Ms. Lachman.

4.  Reflects contributions made on the director’s behalf under the matching charitable gift program.

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COMPENSATION OF OUTSIDE DIRECTORS	Deferred LNC Stock Units and Stock Options

The following table shows the number of Deferred LNC Stock Units and vested unexercised LNC stock options held by each director as of December 31, 2018:

NAME	DEFERRED LNC STOCK UNITS	STOCK OPTIONS
Deirdre P. Connelly	6,886	-
William H. Cunningham	108,341	-
George W. Henderson, III	66,698	-
Eric G. Johnson	58,070	-
Gary C. Kelly	27,379	17,040
M. Leanne Lachman	33,250	-
Michael F. Mee	73,050	-
Patrick S. Pittard	24,078	-
Isaiah Tidwell	35,443	-
Lynn M. Utter	4,588	-

Deferred LNC Stock Units include amounts reported in the Stock Awards column above, phantom units awarded under the LNC Outside Directors’ Value Sharing Plan, which was terminated on July 1, 2004, and any phantom units held by the director in the LNC Stock Fund under the Directors’ DCP pursuant to an election to defer cash Board fees, plus any accrued dividend equivalents, which are automatically reinvested in additional phantom units of our common stock.

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ITEM 2 RATIFICATION OF APPOINTMENT

ITEM 2 | RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee evaluates the performance of the Company’s independent auditors each year and determines whether to reengage them or consider other firms. In doing so, the committee considers the auditor’s service quality and efficiency, capability, technical expertise, and knowledge of our operations and industry. On February 27, 2019, the Audit Committee appointed Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for fiscal year 2019. We have engaged this firm and its predecessors in this capacity continuously since 1968 for LNC and since 1966 for subsidiaries of LNC. In addition, the Audit Committee is involved in the selection of Ernst & Young’s lead engagement partner and ensures that the mandated rotation of the lead partner occurs routinely.

As a matter of good corporate governance, we request that our shareholders ratify (approve) this appointment, even though this is not required. If shareholders do not ratify this appointment, the Audit Committee will take note of that and may reconsider its decision. If shareholders do ratify this appointment, the committee will still have discretion to terminate Ernst & Young and retain another accounting firm at any time during the year.

Representatives of Ernst & Young will be present at the Annual Meeting, where they will be given the opportunity to make a statement if they wish to do so. They will also be available to respond to questions about their audit of our consolidated financial statements and internal controls over financial reporting for fiscal year 2018.

The Board of Directors recommends a vote FOR the ratification of Ernst & Young as our independent registered public accounting firm for 2019.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The table below shows the total fees that Ernst & Young received for professional services rendered for fiscal years 2018 and 2017, with a breakdown of fees paid for different categories of work.

	FISCAL YEAR ENDED - DECEMBER 31, 2018	% OF TOTAL FEES	FISCAL YEAR ENDED - DECEMBER 31, 2017	% OF TOTAL FEES
Audit Fees[1]	$10,882,024	88.3%	$9,823,196	85.6%
Audit-Related Fees[2]	1,438,314	11.7%	1,649,620	14.4%
Tax Fees[3]	—	—	—	—
All Other Fees	—	—	—	—
TOTAL FEES	$12,320,338	100.0%	$11,472,816	100.0%

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ITEM 2 RATIFICATION OF APPOINTMENT	Pre-Approval Policy

1.

Audit Fees. Fees for audit services include fees and expenses associated with the annual audit, the reviews of our interim financial statements included in quarterly reports on Form 10-Q, accounting consultations directly associated with the audit, and services normally provided in connection with statutory and regulatory filings.

2.

Audit-Related Fees. Audit-related services principally include employee benefit plan audits, service auditor reports on internal controls, due diligence procedures in connection with acquisitions and dispositions, reviews of registration statements and prospectuses, and accounting consultations not directly associated with the audit or quarterly reviews.

3.	Tax Fees. Fees for tax services include tax-filing and advisory services.

AUDIT COMMITTEE PRE-APPROVAL POLICY

The Audit Committee has policies and procedures to preapprove all audit and permissible non-audit services that our independent auditors provide. Management submits to the Audit Committee for approval a schedule of all audit, tax and other related services it expects the firm to provide during the year. The schedule includes examples of typical or known services expected to be performed, listed by category, to illustrate the types of services to be provided under each category. The Audit Committee preapproves the services by category, with specific dollar limits for each category. If management wants to engage the accounting firm for additional services, management must receive approval from the Audit Committee for those services. The Audit Committee chair also has the authority to preapprove services between meetings, subject to certain dollar limitations, and must notify the full Audit Committee of any such preapprovals at its next scheduled meeting.

OTHER INFORMATION

Ernst & Young has advised us that neither it nor any member of the firm has any financial interest, direct or indirect, in any capacity in us or our subsidiaries. The Company has made similar inquiries of our directors and executive officers, and we have identified no such direct or indirect financial interest in Ernst & Young.

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Audit Committee Report	ITEM 2 RATIFICATION OF APPOINTMENT

AUDIT COMMITTEE REPORT

Management has primary responsibility for:

▪	preparing our financial statements;
▪	establishing financial reporting systems and internal controls; and
▪	reporting on the effectiveness of our internal control over financial reporting.

The Company’s independent registered public accounting firm is responsible for:

▪	performing an independent audit of our consolidated financial statements;
▪	issuing a report on those financial statements; and
▪	issuing an attestation report on our internal control over financial reporting.

In this context, the Audit Committee has:

▪	reviewed and discussed with management the audited financial statements for fiscal year 2018;
▪

discussed with our accounting firm the matters that the Public Company Accounting Oversight Board (“PCAOB”) requires them to discuss as per Auditing Standard No. 1301, Communications with Audit Committee;

▪	received the written disclosures and letter from our accounting firm that the PCAOB requires regarding the firm’s communications with the Audit Committee concerning independence; and
▪	discussed with our accounting firm that firm’s independence.

Based upon the review and discussions referred to in this report, the Audit Committee recommended to the Board that the audited consolidated financial statements for fiscal year 2018 be included in the Company’s Annual Report on Form 10-K for fiscal year ending December 31, 2018, for filing with the SEC.

The Audit Committee

Deidre P. Connelly

George W. Henderson, III

Gary C. Kelly

M. Leanne Lachman, Chair

Isaiah Tidwell

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ITEM 3 ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION

ITEM 3 | ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION

The Board recognizes that providing shareholders with an advisory vote on executive compensation can produce useful information on investor sentiment regarding the Company’s executive compensation programs. As a result, this proposal provides shareholders with the opportunity to cast an advisory vote on the compensation of our executive management team, as described in the section of this proxy statement entitled “Compensation Discussion & Analysis,” (“CD&A”) and endorse or not endorse our fiscal 2018 executive compensation philosophy, programs and policies, and the compensation paid to the Named Executive Officers. As discussed in detail in the CD&A that begins on page 32, our executive compensation principles and underlying programs are designed to:

▪	align the interests of our executive officers with those of our shareholders;
▪	link executive pay directly to the attainment of short- and long-term financial/business goals, which we refer to as “pay for performance;” and
▪	attract, motivate and retain key executives who are crucial to our long-term success.

Key features of our compensation programs include:

Pay for Performance. We link our executives’ targeted direct compensation to the performance of the Company as a whole, with the largest portion delivered as variable pay in the form of long-term equity awards and an annual incentive award. For instance, in 2018, 90% of our CEO’s compensation was at risk and variable.

Compensation Tied to Enterprise Performance and Shareholder Return. Our annual and long-term incentive compensation programs have multiple balanced performance measures and goals that tie executive compensation to key enterprise performance metrics and shareholder return.

Governance/Compensation Best Practices. Among the best practices we follow: We have an independent Compensation Committee and compensation consultant; we have caps on payouts for incentive compensation; we do not provide tax gross-up benefits upon our change of control; and we have a double-trigger equity vesting requirement upon a change of control of the Company.

Share Ownership Requirements. Our executives are subject to rigorous share ownership guidelines to further align their interests with the long-term interests of our shareholders. For instance, our CEO is required to hold an amount of our shares equal to seven times his base salary, and our other executive officers must hold shares equal to four times their base salary.

In addition, we recognize that strong governance/compensation principles are essential to an effective executive compensation program. These governance/compensation principles and our executive compensation philosophy are established by the Compensation Committee. The Compensation Committee regularly reviews the compensation programs applicable to our executive officers to ensure that the programs support our objectives of aligning our executive compensation structure with our shareholders’ interests and current market practices.

Our compensation policies and procedures are described in detail on pages 32 to 58.

Although the advisory vote on this proposal is non-binding — meaning that our Board is not required to adjust our executives’ compensation or our compensation programs or policies as a result of the vote — the Board and the Compensation Committee will consider the voting results when determining compensation policies and decisions, including future executive compensation decisions. Notwithstanding the advisory nature of the vote, the resolution will be approved if more votes are cast for the proposal than against it. Abstentions and broker non-votes will not count as votes cast either for or

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ITEM 3 ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION

against the proposal. We intend to hold a non-binding advisory vote on executive compensation each year, with the next such vote at our 2020 Annual Shareholders Meeting.

We urge you to read the CD&A and other information in the Executive Compensation Tables, beginning on page 59, which we believe demonstrate that our executive compensation programs align our executives’ compensation with our short- and long-term performance; provide the incentives needed to attract, motivate and retain key executives crucial to our long-term success; and align the interests of our executive officers with those of our shareholders.

The Board of Directors unanimously recommends a vote FOR this proposal and FOR the following resolution:

“Resolved, that the shareholders approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion & Analysis, the 2018 compensation tables regarding named executive officer compensation, and the accompanying narrative disclosure in this proxy statement.”

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COMPENSATION DISCUSSION & ANALYSIS

COMPENSATION DISCUSSION & ANALYSIS

This Compensation Discussion & Analysis (“CD&A”) contains information about:

●  our fundamental pay-for-performance compensation philosophy

●  the structure of our compensation programs and the reasoning behind this structure

●  how compensation decisions are made and how our compensation programs are administered

●  the compensation we paid under our performance-based incentive programs for performance periods ending in 2018, and how it related to our short- and long-term performance results

The CD&A also details the compensation of our NEOs (also referred to as “executives” or “executive officers”) included in the compensation tables beginning on page 59. These NEOs are:

DENNIS R. GLASS – President and CEO
RANDAL J. FREITAG – Executive Vice President, CFO and Head of Individual Life
LISA M. BUCKINGHAM – Executive Vice President and Chief People, Place and Brand Officer
ELLEN G. COOPER – Executive Vice President and Chief Investment Officer
WILFORD H. FULLER – Executive Vice President and President, Annuities, LFD and LFN

We encourage you to read the CD&A in conjunction with the compensation tables on pages 59 to 75.

To ensure the continued effectiveness of our pay-for-performance culture, the Compensation Committee each year reviews and approves the elements, measures, targets, weightings and payouts of our executive compensation programs. In setting the programs’ performance measures and goals, the Compensation Committee chooses metrics that drive our overall corporate strategy and are linked to our long-term financial plan. Our executives’ compensation is tied closely to the achievement of short- and long-term goals that support our long-term business strategy and measure the creation of sustainable long-term shareholder value.

At our 2018 Annual Meeting, shareholders continued to express strong support for our executive compensation programs, with over 92% of votes cast in favor of the advisory resolution on executive compensation.

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Executive Summary	COMPENSATION DISCUSSION & ANALYSIS

EXECUTIVE SUMMARY

OUR PAY FOR PERFORMANCE PHILOSOPHY

We believe that those executives with significant responsibility and a greater ability to influence the Company’s results should have a significant portion of their total compensation tied directly to business results. Therefore, the vast majority of our NEO compensation is tied to Company or individual performance (and, for business-unit executives, to the performance of individual business units). This also means that the vast majority of our NEO compensation is “at risk”— an executive will not reach his or her targeted pay amounts if the Company’s performance does not meet expectations.

In keeping with this philosophy, annual and long-term incentive awards are the largest components of total NEO compensation, and the fixed pay element — base salary — is the smallest. The variable components are:

The Annual Incentive Program (“AIP”), which ties compensation to key Company performance metrics that, while measured annually, also support our long-term strategic goals

The Long-Term Incentive Program (“LTI”), which consists of a mix of long-term equity grants —including performance shares tied to metrics that reward increased shareholder value over a three-year period

As the following charts show, the vast majority of our CEO’s and NEOs’ target direct compensation is variable (i.e., based on performance, including that of our stock price).)

Note, the amounts in these graphs are shown at target and therefore will not match the values reflected in the Summary Compensation Table at page 59 of this proxy statement.

EXECUTIVE COMPENSATION BEST PRACTICES

When evaluating our compensation practices and policies, the Compensation Committee takes into account competitive market trends and best practices, as well as the views of our shareholders. Examples of our governance and compensation practices include:

▪	Robust stock ownership guidelines and post-vesting stock holding requirements;
▪	Caps on awards under our annual and long-term incentive programs;
▪	The use of an independent compensation consultant for compensation decisions regarding our executives;
▪	“Double trigger” vesting provisions for our equity awards following our change of control;
▪	Annual assessment of compensation risks;
▪	All long-term incentive awards are granted in equity;
▪	Hold an annual vote on Say on Pay;
▪	Clawback provisions on our equity awards;
▪	No tax-gross-up benefits upon our change of control;
▪	No repricing or exchange of underwater stock options without shareholder approval;
▪	No employment agreements with NEOs;
▪	Prohibitions on pledging, hedging and speculation in our securities; and
▪	Limited perquisites for executive officers.

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COMPENSATION DISCUSSION & ANALYSIS	Executive Summary

2018 PERFORMANCE OVERVIEW

As a company with a 114-year history, we recognize that a focus on long-term value creation and purpose is what will keep us in the business of servicing our customers, employees, communities and shareholders for the next century and beyond. At our core, our purpose is to provide advice and solutions that help empower people to take charge of their financial lives with confidence and optimism. We continue to deliver on this mission and our promises, which enabled us to deliver strong financial results in 2018 as Lincoln’s franchise positioned us well for growth. We continued to focus on increasing sales and profitability in all of our businesses through our powerful retail franchise that brings together a broad product portfolio and distribution breadth. We also continue to actively manage our capital through initiatives that we believe position us well for long-term, sustainable financial results.

Our full year results included the following highlights:

Significant accomplishments this past year include returning to positive flows in the Annuities business in the fourth quarter, completing the acquisition of the Liberty group benefits business, which has outperformed our expectations to date, and executing on strategic transactions, which resulted in $2.5 billion of capital deployed. Despite these efforts to continue to build long-term value for shareholders, our year-over-year stock price decreased to $51.31 as of the market close on December 31, 2018 from $76.87 on December 29, 2017. Over the longer term, our performance was solid with positive cumulative shareholder return for the three-year period from December 31, 2015, to December 31, 2018, and strong results for adjusted operating return on equity as of December 31, 2018:

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Executive Summary	COMPENSATION DISCUSSION & ANALYSIS

These charts illustrate some of the measures of our full-year results over the past three years, cumulatively and sales broken out by business unit. These are also among the key metrics used for our short- and long-term incentive compensation programs.

2016 - 2018 GAAP AND ADJUSTED OPERATING EARNINGS PER SHARE

2016 - 2018 GAAP AND ADJUSTED OPERATING TOTAL REVENUES

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COMPENSATION DISCUSSION & ANALYSIS	Executive Summary

2016 - 2018 SALES BY BUSINESS UNIT

More information on our business performance during 2018 is available in our Form 10-K for fiscal year ended December 31, 2018 (the “2018 Form 10-K”), which is included in the 2018 Annual Report to Shareholders that accompanies this proxy statement. A reconciliation of the measures not shown in accordance with U.S. generally accepted accounting principles (“GAAP”) used in this proxy statement to their corresponding GAAP measures can be found in Exhibit 1 on page E-1.

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Components of Our Compensation Program	COMPENSATION DISCUSSION & ANALYSIS

COMPONENTS OF OUR COMPENSATION PROGRAM

The following table outlines the components of targeted direct compensation and how each component aligns with our objectives and guiding principles.

COMPENSATION COMPONENT	WHAT IT REWARDS	HOW IT ALIGNS WITH OUR OBJECTIVES	PERFORMANCE MEASURED	FIXED OR AT RISK	CASH OR EQUITY
BASE SALARY

▪  Sustained high level of performance

▪  Demonstrated success in meeting or exceeding key objectives

▪  Highly developed skills and abilities critical to success of the business

▪  Experience and time in position

		▪ Competitive base salaries enable us to attract and retain top talent ▪ Merit-based salary increases align with our pay-for- performance philosophy	INDIVIDUAL	FIXED	CASH
ANNUAL INCENTIVE AWARDS “AIP”	▪ Company performance during the year against key financial goals ▪ Specific business-segment performance during the year, measured against strategic business-segment goals

▪  Competitive targets enable us to attract and retain top talent

▪  Payouts depend on the achievement of established performance measures and goals that align pay with performance and support shareholder value creation

			CORPORATE AND BUSINESS SEGMENT	AT RISK	CASH
LONG-TERM INCENTIVE AWARDS
RESTRICTED STOCK UNITS	▪ Increase in stock price and dividends ▪ Continued service	▪ Value rises or falls as our stock price and dividend increase or decrease ▪ Three-year cliff vesting supports retention	CORPORATE	AT RISK	EQUITY
PERFORMANCE SHARES	▪ Meeting or exceeding our return on equity goal ▪ Total shareholder return performance relative to that of other companies in our sector

▪  Payout is based on metrics important to our shareholders and critical to value creation

▪  Three-year performance period supports retention and aligns pay with performance over an extended period of time

▪  Relative performance metric creates incentive to outperform peers, with absolute metric rewarding performance versus plan

			CORPORATE	AT RISK	EQUITY
NONQUALIFIED STOCK OPTIONS	▪ Increase in stock price ▪ Continued service	▪ Value is dependent on our stock price; options have no value unless the stock price increases ▪ Three-year ratable vesting supports retention	CORPORATE	AT RISK	EQUITY

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COMPENSATION DISCUSSION & ANALYSIS	Our Executive Compensation Program Philosophy

OUR EXECUTIVE COMPENSATION PROGRAM PHILOSOPHY

Our executive compensation program has three key objectives:

PAY FOR PERFORMANCE

To link executive pay directly to the attainment of short-term and long-term financial/business goals, using short-term metrics that correlate with our business strategy and financial success and long-term metrics that correlate to long-term shareholder value

ALIGNMENT WITH SHAREHOLDERS To provide compensation arrangements that link the interests of our executive officers to those of our shareholders
COMPETITIVE COMPENSATION To attract and retain key executive talent

These objectives, discussed below, guide us in setting and paying compensation to our NEOs.

PAY FOR PERFORMANCE

Our executive compensation program is based on a “pay for performance” philosophy: The vast majority of our executives’ target compensation is made up of variable (“at risk”) compensation—in the form of annual cash incentive awards and long-term equity awards—that is linked to consolidated short- and long-term business performance and each individual’s contribution to that performance. In measuring an executive’s contribution, we put a strong emphasis on the individual’s role in implementing strategies and driving performance specific to their function or the operating units they direct.

The key objectives of our pay for performance philosophy are to:

▪	reward the achievement of superior financial results — in both the short-term and long-term — through balanced incentive programs;
▪	allow the compensation of our executives to vary meaningfully with performance; and
▪	emphasize compensation that is at risk based on performance rather than compensation that is fixed—for instance, only 10% of our CEO’s target annual pay is fixed.

Balanced Performance Measures and Goals

It is important to us and to our executives that performance goals be objectively measurable and that compensation be paid based on easily understood criteria that drive shareholder value.

To implement our pay for performance philosophy, the Compensation Committee chooses performance measures for our NEO incentive programs that focus on our overall corporate business strategies and that, if achieved, create sustained growth for our shareholders:

▪	Our AIP is based on the same key financial measures indicative of Lincoln’s current and future profitability; and
▪	Our LTI uses measures that correlate directly to the creation of long-term value for Lincoln shareholders.

The goals for each performance measure are linked directly to the Company’s financial plan. In setting the goals, management and the Compensation Committee intend for the maximum performance levels to present a substantial challenge for our NEOs, thereby creating a strong incentive to produce superior results. Annually, the Compensation Committee reviews the performance measures to ensure that the metrics selected are aligned with our corporate strategy. The Company’s overall corporate strategy continues to focus on balancing top-line revenue growth with profitability and prudent cost management, and, as a result, for 2018, the Compensation Committee continued to align our executive compensation accordingly by choosing the following performance measures:

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Our Executive Compensation Program Philosophy	COMPENSATION DISCUSSION & ANALYSIS

2018 ANNUAL INCENTIVE PROGRAM
PERFORMANCE MEASURE	WHY CHOSEN
Income from Operations per Diluted Share	This is a key measure of profitability that management uses to evaluate our business and that investors commonly use to value companies in the financial services industry.
Business Unit Sales

In our business, sales create value because, over time and at a compounded growth rate, they are an indicator of future profitability. In addition, we believe that distribution strength (depth and breadth) is an important driver of our valuation and that sales are an effective way to measure the value of the distribution franchise and overall product competitiveness.

Controllable Costs

Management establishes annual budgets for the Company and for each business unit that are key to the success of our financial plan. The Compensation Committee sets a budget-related performance goal to reinforce the importance of containing costs and expenses across the entire organization.

2018 LONG-TERM INCENTIVE PROGRAM
PERFORMANCE MEASURE	WHY CHOSEN
Operating Return on Equity

This is an important measure used to value companies — especially those in the financial services industry — because it is a critical indicator of capital efficiency and correlated closely with long-term shareholder value.

Relative Total Shareholder Return	This measure reflects the Company’s delivery of shareholder value over time relative to that of our peers.

ALIGNMENT WITH SHAREHOLDERS

Through our annual and long-term incentive compensation programs, our share ownership requirements and share retention policy, and the design and governance features of our long-term equity programs, we tie the financial interests of our NEOs to those of our shareholders. For both the annual and long-term programs, the Compensation Committee chooses performance goals that align with our strategies for sustained growth and profitability.

Long-Term Incentives

The equity-based awards that are the basis of our long-term incentive compensation make up the largest part of our NEOs’ targeted direct compensation. To provide a balanced incentive program and to lessen the risk inherent in the greater focus on long-term incentives, executives receive a mix of equity-based compensation awards, which include:

▪

Restricted stock units (“RSUs”) – These awards cliff-vest three years from the date of grant (cliff-vesting acts as a retention tool for our executives) and the value ultimately realized depends on how our stock performs over that three-year period;

▪

Performance share awards (“PSAs”) – The number of shares actually received depends on our performance over a three-year period relative to key inputs and outputs of shareholder value, with the ultimate value of any earned shares dependent on our stock price performance; and

▪	Nonqualified stock options to purchase our common stock (“Options”) – These awards vest ratably over a three-year period and only have value if our stock price rises after the Options are granted.

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COMPENSATION DISCUSSION & ANALYSIS	Our Executive Compensation Program Philosophy

Share Ownership Guidelines and Share Retention Requirements

Our share ownership requirements formalize the Compensation Committee’s belief that our officers should maintain a material personal financial stake in the Company. The requirements also promote a long-term perspective in managing our business by linking the long-term interests of our executives with those of our shareholders and reducing the incentive for short-term risk-taking.

Our share ownership requirements are based on multiples of base salary and vary by job level. In addition to the minimum share ownership levels, each NEO must also retain an amount equal to 25% of the net profit shares resulting from equity-based LTI grants, such as vested RSUs or earned PSAs. This additional number of shares must be held for five years from the date of exercise for Options or the date of vesting for other awards. If at any point an NEO does not meet the share ownership requirements, the executive must hold 50% of the net profit shares resulting from equity-based LTI awards that are exercised or vest, as applicable, until the required ownership level is met. Each of our NEOs are exceeding their share ownership requirements.

The table below shows our share ownership guidelines and share retention requirements by officer tier:

SHARE OWNERSHIP AND RETENTION REQUIREMENTS
OFFICER POSITION	VALUE OF SHARES THAT OFFICER MUST HOLD	ADDITIONAL RETENTION REQUIREMENTS
CEO	7 times base salary	25% of net profit shares* for 5 years
Executive Officers (other than our CEO)	4 times base salary	25% of net profit shares* for 5 years
*

Net profit shares reflect the value of the number of shares remaining after payment of the Option exercise price and taxes owed at the time of exercise plus the after-tax value of any vested RSUs or earned PSAs.

Equity interests counted in determining whether share ownership guidelines have been met include:

▪	shares owned outright;
▪	amounts invested in Company stock funds offered under our employee benefits plans;
▪	restricted stock and RSUs subject to service-based restrictions; and
▪	in-the-money Options.

Prohibition on Pledging and Hedging

Our Insider Trading and Confidentiality Policy includes provisions that prohibit: (i) the pledging of our securities, and (ii) the use of derivative instruments to hedge the value of any of our securities.

Multiyear Performance and Vesting Periods

The multiyear performance criteria and vesting elements of our long-term incentive programs promote the retention of our executives by putting their focus on our long-term performance, thereby aligning our executives’ interests with those of shareholders.

Prohibition on Repricing

Our equity incentive compensation plans prohibit us from reducing the exercise price of outstanding Options without shareholder approval.

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Consideration of our 2018 Shareholder Vote on Executive Compensation	COMPENSATION DISCUSSION & ANALYSIS

Clawback Features

The equity awards for our NEOs are subject to “clawback” and forfeiture provisions, which allow us to rescind an executive’s award(s) under certain conditions, such as:

▪	the executive’s employment is terminated for cause; or
▪	the executive violates any non-compete, non-disclosure, non-solicitation, non-disparagement or other restrictive covenants.

For example, if an executive violates any such agreement prior to or within six months after the vesting of any portion of an equity award, such as Options or PSAs, we may rescind the exercise or award, and require the executive to return any gain realized or value received.

COMPETITIVE COMPENSATION

In general, we target our executives’ total direct compensation — i.e., base salary, targeted annual incentive compensation, and targeted long-term incentive compensation — at the median of the compensation paid to executives in similar positions at the insurance-based financial services and investment management companies with which we compete for talent.

Because the roles and responsibilities of our executives are unlikely to be identical to those of executives with similar titles/roles in our peer companies, we often consider multiple sources of market data for this purpose. However, market data is only one of many factors considered when setting executive compensation targets. For more information on how we set target compensation and our benchmarking processes, please see “Setting Target Compensation” below.

CONSIDERATION OF OUR 2018 SHAREHOLDER VOTE ON EXECUTIVE COMPENSATION

The Compensation Committee and the Board appreciate and value the views of our shareholders. At our 2018 Annual Meeting of Shareholders, over 92% of shareholder votes were cast in favor of the “say on pay” advisory resolution on executive compensation. While we do review the program design on an annual basis, there have not been any significant changes to our compensation program in the last several years. Based on the results of our shareholder engagement conducted in the Fall of 2018, and in light of the continued strong shareholder support for our overall pay practices and NEO compensation at the 2018 Annual Meeting, the Compensation Committee decided to maintain our general principles and philosophy in structuring executive compensation for 2019.

SETTING 2018 TARGET COMPENSATION

The Compensation Committee made compensation decisions for the 2018 calendar year for the NEOs based on a detailed analysis of Company-specific and external data.

BENCHMARKING

The Compensation Committee uses a comprehensive competitive compensation analysis to set target direct compensation levels for our NEOs. For 2018, this analysis included a review of our competitors’ base pay, annual incentive opportunities, long-term incentive values, and total direct compensation (the sum of the elements listed here) to establish market rates for each executive officer position, followed by a comparison of our current executive compensation levels to the market median of our peers.

For each of our NEOs, market data was drawn from the stock companies included in the Willis Towers Watson 2017 Diversified Insurance Study of Executive Compensation (the “Towers DI Study”). We have used the Towers DI Study for over 10 years, and if the companies included in the study change, we reflect those changes in our benchmarking peer group. In 2017, Phoenix Companies was removed from the Towers DI Study, resulting in a corresponding change to our peer group. This also reflects the continued changes to traditional life and annuity companies resulting from mergers, acquisitions, divestitures, spin-offs and privatization across the insurance industry. The Compensation Committee believes that these companies are

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COMPENSATION DISCUSSION & ANALYSIS	Setting 2018 Target Compensation

appropriate for compensation benchmarking because, even though none has our exact business mix, each is a competitor in one or more of our core business units and competes directly with us for talent and distribution of our products. Most of these companies compete with us in two or more lines of business.

The Compensation Committee has determined not to exercise discretion to remove or add peers to the benchmarking group derived from the Towers DI Study to keep a consistent peer group year-over-year. However, because some of these companies have either higher or lower market capitalization, assets or revenue than we do, the data are size-adjusted, where possible, to develop comparable market rates for a hypothetical organization of similar size and type to our own.

If there are significant changes that take place during the year, such as promotions, new hires or a reorganization of roles and responsibilities at the executive officer level, the Compensation Committee may review the executive’s compensation in light of current market data provided by the Compensation Consultant and changes may be made accordingly.

Compensation Peer Group for Benchmarking
2017 Towers DI Study Participant	Competitor for Our Core Business Units	Lists LNC as a Peer	Top 15 Competitors in our Core Business Units[1]				Competitor for Distribution and Talent
			Life	Group Protection	Annuities	Retirement Plan Services
Aegon/Transamerica	●		●		●	●	●
Aflac	●	●		●			●
Allstate	●		●				●
AXA Group	●		●		●		●
Cigna	●			●			●
CNO Financial		●					●
Genworth	●	●					●
Hartford Financial Services	●	●		●			●
John Hancock/Manulife	●					●	●
MetLife	●		●	●	●		●
Principal Financial	●	●		●		●	●
Prudential Financial	●	●	●	●	●	●	●
Sun Life Financial	●	●					●
Unum Group	●	●		●			●
Voya Financial Inc.	●	●			●	●	●

1.

Source for Top 15 competitor data: (a) Life Insurance: ACLI Fact Book, based on individual Life Insurance Inforce; (b) Group Protection: LIMRA, based on 2017 Year End Sales Results; (c) Annuities: LIMRA 2017 Yearbook, based on Annuity Companies Assets Under Management; and (d) Plan Sponsor, based on total Defined Contribution Assets Under Management. A number of the top 15 companies in these core businesses are mutual companies, which are excluded from the benchmarking peer group (as described above).

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Setting 2018 Target Compensation	COMPENSATION DISCUSSION & ANALYSIS

The market data described on page 42 was used as a primary reference for most roles. The Compensation Committee seeks to target total direct compensation within a competitive range of plus or minus 15% of the 50th percentile of the market data being used. In some cases, the Compensation Committee may target compensation above or below this range. Reasons for doing this include:

▪organizational considerations; for example, because an executive’s role is considered especially critical to our overall business strategy and to our succession planning;	▪to gain the specific expertise needed to build a new business or improve an existing one; or
▪uniqueness of an individual’s role as compared to similar role at peer companies;	▪to retain highly qualified executives whom we have recruited from outside the insurance industry or whom we believe have skills or experience that will further our corporate strategy.
▪internal pay equity considerations;

TALLY SHEETS

When making compensation decisions, the Compensation Committee considers:

▪

the recommendations of our Chief People, Place & Brand Officer (“CPPBO”), the recommendations of our CEO, and the opinion of the Compensation Committee’s independent compensation consultant (although our CEO and CPPBO do not make recommendations with respect to their own compensation);

▪	the available market data; and
▪	reports called “tally sheets” illustrating all elements of targeted total direct compensation, including:

-base salary;	-perquisites; and
-annual and long-term incentive awards;	-potential payments for various termination scenarios.
-deferred compensation and changes in pension benefits;

The tally sheets enable the Compensation Committee to analyze the value of total target compensation, as well as the value of compensation actually delivered compared with the value of compensation opportunities the Compensation Committee originally established.

The Compensation Committee also uses the tally sheets to assess whether our executive compensation program is consistent with our compensation philosophy and desired positioning relative to the market data. However, tally sheets are just one point of information the Compensation Committee uses to determine NEO compensation. The Compensation Committee performed a similar analysis to establish the total targeted direct compensation for our CEO.

TOTAL TARGETED 2018 DIRECT COMPENSATION

The table below shows the total targeted direct compensation set by the Compensation Committee for our NEOs for 2018:

2018 TARGET TOTAL DIRECT COMPENSATION FOR OUR NAMED EXECUTIVE OFFICERS
NAME	BASE SALARY	ANNUAL INCENTIVE AWARD AT TARGET	LONG-TERM INCENTIVE AWARD AT TARGET	TOTAL TARGETED ANNUAL COMPENSATION
Dennis R. Glass	$1,300,000	$2,600,000	$9,050,000	$12,950,000
Randal J. Freitag	$775,000	$1,046,250	$2,178,800	$4,000,050
Lisa M. Buckingham	$693,000	$831,600	$1,265,880	$2,790,480
Ellen G. Cooper	$603,048	$783,962	$1,647,990	$3,035,000
Wilford H. Fuller	$710,000	$1,100,500	$1,994,500	$3,805,000

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
43

COMPENSATION DISCUSSION & ANALYSIS	Annual Cash Compensation for 2018

ANNUAL CASH COMPENSATION FOR 2018

During 2018, annual compensation was made up of base salary and a short-term incentive award under the AIP.

BASE SALARY

Base salaries are reviewed annually, upon promotion or following a change in job responsibilities and are based on market data, internal pay equity and performance. In setting base salary levels for 2018, the Compensation Committee started with the 2017 base salaries and then approved merit increases based on the benchmarking data and compensation analysis discussed above and the individual performance of each NEO, using our enterprise-wide merit increase budget as a guide.

In general, base salaries are targeted to the 50th percentile of the market data developed during the benchmarking process described above. For 2018, the increases for our NEOs were in the range of 3% to 6%. During 2018, Ms. Buckingham’s target compensation was reviewed after a reorganization that resulted in her undertaking additional job responsibilities.

The Compensation Committee approved the following base salaries for our NEOs effective during 2018:

NAME	2018
Dennis R. Glass	$1,300,000
Randal J. Freitag	$775,000
Lisa M. Buckingham	$693,000
Ellen G. Cooper	$603,048
Wilford H. Fuller	$710,000

ANNUAL INCENTIVE PROGRAM

2018 Payout Opportunities

The table below shows the dollar amount of the threshold, target and maximum payout opportunities for the 2018 AIP established by the Compensation Committee for each of our NEOs; the threshold, target and maximum opportunities are calculated as a percentage of each NEO’s base salary. Payouts under the 2018 AIP are capped at the maximum amount. The CEO’s AIP target as a percentage of base salary has remained unchanged since 2008. The threshold opportunity would be payable only in the case where the threshold goal is met for the performance measure with the lowest percentage payout amount.

ESTIMATED PAYOUT OPPORTUNITIES UNDER THE 2018 AIP
NAME	THRESHOLD	TARGET	MAXIMUM
Dennis R. Glass	$32,500	$2,600,000	$5,200,000
Randal J. Freitag	$13,078	$1,046,250	$2,092,500
Lisa M. Buckingham	$10,395	$831,600	$1,663,200
Ellen G. Cooper	$7,840	$783,962	$1,567,924
Wilford H. Fuller	$13,756	$1,100,500	$2,201,000

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
44

Annual Cash Compensation for 2018	COMPENSATION DISCUSSION & ANALYSIS

2018 Performance Measures and Goals

In February 2018, the Compensation Committee established the goals and measures for the 2018 AIP.

Performance measures. The Committee selected the three performance measures for 2018 described below because they focus on our overall corporate strategy of balancing top-line revenue growth with profitability and prudent cost management. To learn more about why these measures were selected, see “Pay for Performance” on page 38. The threshold, target and maximum goals associated with each measure are established annually so that they remain rigorous and in line with our financial plan.

▪	Income from operations per share
▪	Business unit sales
▪	Management of controllable costs

For purposes of the 2018 AIP, Income from Operations is defined as net income in accordance with GAAP but excluding the after-tax effects of the items detailed in Exhibit 2 on page E-5. This is one of the financial measures that management uses to assess our results. (To calculate Income from Operations per Share, the value of Income from Operations (as defined in Exhibit 2) was divided by the average diluted shares.) Management believes that excluding these items from net income better reflects the underlying trends in our businesses because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments. In addition, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

For our CEO, performance is measured entirely at the corporate level, while our other NEOs are assessed on both corporate and business unit performance. To reflect the different roles and responsibilities of our NEOs, the Compensation Committee also weighs the performance measures differently for each NEO, as shown in the tables on pages 46 to 48.

Performance goals. In setting the goals for each of the performance measures, management and the Compensation Committee intended the maximum levels to present a significant challenge, therefore requiring exceptionally strong performance to achieve these goals. The target goal for corporate Income from Operations per Share was set after consideration of a number of factors, including a review of our internal financial plan. The target goal for business unit sales, at both the corporate and business-unit level, was based on our internal financial plan, emphasizing our corporate strategy to grow and protect the profitability of the business. The target goal for controllable costs was based upon controllable costs as budgeted in our annual financial plan. We believe that our methodology for determining financial performance targets for the AIP supports the following key objectives:

▪	aligning incentives with our annual financial plan;
▪	establishing challenging yet achievable incentive targets for our executives; and
▪	setting targets that are consistent with our assessment of opportunities and risks for the upcoming year.

In establishing the performance goals for the 2018 AIP related to Annuities Sales, the Compensation Committee took into account the sales environment across the business units over the previous year as well as the internal financial plan. The 2018 goals at target for Income from Operations and Business Unit Sales were each increased for 2018 over the targets set for 2017. In addition, the Committee also reviewed the weights for each goal and the goals for each role and made adjustments as appropriate to reflect each NEO’s role. The Compensation Committee believes these are rigorous goals at target that take into account both the risks and opportunities facing the Company. For example, the goals for business unit sales for Group Protection reflected the increase in sales expected from the acquisition of the Group Benefits business from Liberty Mutual Insurance Company that was completed on May 1, 2018.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
45

COMPENSATION DISCUSSION & ANALYSIS	Annual Cash Compensation for 2018

2018 Performance Results and Actual Payouts

In February 2019, the Compensation Committee certified the performance results for the 2018 AIP. These formulaic results triggered a payout that was above target for all of our NEOs.

The following tables show the goals, weights, performance results and payout percentages for the 2018 AIP measures for each of our NEOs. Based on actual results, a payout percentage—expressed as a percentage of the NEO’s target payout opportunity—is first determined for each goal. These payouts are then weighted to determine the weighted payout for each goal. The sum of these weighted payouts equals the NEO’s payout percentage.

The tables also show the resulting performance-based payouts approved by the Compensation Committee under the 2018 AIP for each of our NEOs and how these payouts compared with each NEO’s target payout opportunity under this program.

The Compensation Committee can, at its discretion, reduce award payouts by including, rather than excluding, certain factors — listed in Items A through I in Exhibit 2 on page E-5 — if it determines that these factors were relevant to individual performance. The Compensation Committee may also make other discretionary adjustments to the calculation of the performance results if the net effect would be to reduce award amounts. In certifying the results for the 2018 AIP awards, the Compensation Committee did not exercise negative discretion for any of our NEOs, which maintained the formulaic results.

DENNIS R. GLASS

	CORPORATE MEASURES (100%)
		BUSINESS UNIT SALES
	INCOME FROM OPERATIONS PER SHARE	LIFE		GROUP PROTECTION		ANNUITIES		RETIREMENT PLAN SERVICES		ENTERPRISE CONTROLLABLE COSTS
GOALS
Threshold	$7.50	$704	M	$536	M	$10,032	M	$8,373	M	N/A
Target	$8.24	$800	M	$670	M	$11,400	M	$9,515	M	100%
Maximum	$9.23	$896	M	$804	M	$12,768	M	$10,657	M	89%
RESULTS
Certified Performance	$8.53	$764	M	$587	M	$12,363	M	$10,068	M	98.2%
Payout as Percentage of Target	129.3%	71.9%		53.5%		170.4%		148.4%		116.2%
Weighting	50.0%	10.0%		7.0%		13.0%		5.0%		15.0%
Weighted Payout	64.7%	7.2%		3.7%		22.2%		7.4%		17.4%

		PAYOUT
		PERCENTAGE
	TARGET OPPORTUNITY	(sum of weighted payouts)	PAYOUT AMOUNT
ACTUAL PAYOUT UNDER THE 2018 AIP	$2,600,000	122.6%	$3,187,600

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
46

Annual Cash Compensation for 2018	COMPENSATION DISCUSSION & ANALYSIS

 RANDAL J. FREITAG

	CORPORATE MEASURES (77.5%)										BUSINESS UNIT MEASURES (22.5%)
		BUSINESS UNIT SALES
	INCOME FROM OPERATIONS PER SHARE	LIFE		GROUP PROTECTION		ANNUITIES		RETIREMENT PLAN SERVICES		ENTERPRISE CONTROLLABLE COSTS	FINANCE CONTROLLABLE COSTS	INCOME FROM OPERATIONS LIFE
GOALS
Threshold	$7.50	$704	M	$536	M	$10,032	M	$8,373	M	N/A	N/A	$550	M
Target	$8.24	$800	M	$670	M	$11,400	M	$9,515	M	100%	100%	$625	M
Maximum	$9.23	$896	M	$804	M	$12,768	M	$10,657	M	89%	90%	$725	M
RESULTS
Certified Performance	$8.53	$764	M	$587	M	$12,363	M	$10,068	M	98.2%	98.3%	$645	M
Payout as Percentage of Target	129.3%	71.9%		53.5%		170.4%		148.4%		116.2%	117.5%	120.0%
Weighting	35.0%	13.0%		7.0%		10.0%		5.0%		7.5%	7.5%	15.0%
Weighted Payout	45.3%	9.3%		3.7%		17.0%		7.4%		8.7%	8.8%	18.0%

		PAYOUT
		PERCENTAGE
	TARGET OPPORTUNITY	(sum of weighted payouts)	PAYOUT AMOUNT
ACTUAL PAYOUT UNDER THE 2018 AIP	$1,046,250	118.3%	$1,237,714

LISA M. BUCKINGHAM

	CORPORATE MEASURES (85%)									BUSINESS UNIT MEASURES (15%)
		BUSINESS UNIT SALES
	INCOME FROM OPERATIONS PER SHARE	LIFE		GROUP PROTECTION		ANNUITIES		RETIREMENT PLAN SERVICES		HUMAN RESOURCES CONTROLLABLE COSTS	MARKETING CONTROLLABLE COSTS
GOALS
Threshold	$7.50	$704	M	$536	M	$10,032	M	$8,373	M	N/A	N/A
Target	$8.24	$800	M	$670	M	$11,400	M	$9,515	M	100%	100%
Maximum	$9.23	$896	M	$804	M	$12,768	M	$10,657	M	90%	85%
RESULTS
Certified Performance	$8.53	$764	M	$587	M	$12,363	M	$10,068	M	98.1%	97.2%
Payout as Percentage of Target	129.3%	71.9%		53.5%		170.4%		148.4%		118.6%	118.2%
Weighting	50.0%	10.0%		7.0%		13.0%		5.0%		10.0%	5.0%
Weighted Payout	64.7%	7.2%		3.7%		22.2%		7.4%		11.9%	5.9%

		PAYOUT
		PERCENTAGE
	TARGET OPPORTUNITY	(sum of weighted payouts)	PAYOUT AMOUNT
ACTUAL PAYOUT UNDER THE 2018 AIP	$831,600	122.9%	$1,022,036

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
47

COMPENSATION DISCUSSION & ANALYSIS	Annual Cash Compensation for 2018

ELLEN G. COOPER

	CORPORATE MEASURES (85%)									BUSINESS UNIT MEASURES (15%)
		BUSINESS UNIT SALES
	INCOME FROM OPERATIONS PER SHARE	LIFE		GROUP PROTECTION		ANNUITIES		RETIREMENT PLAN SERVICES		CORPORATE INVESTMENTS CONTROLLABLE COSTS
GOALS
Threshold	$7.50	$704	M	$536	M	$10,032	M	$8,373	M	N/A
Target	$8.24	$800	M	$670	M	$11,400	M	$9,515	M	100%
Maximum	$9.23	$896	M	$804	M	$12,768	M	$10,657	M	85%
RESULTS
Certified Performance	$8.53	$764	M	$587	M	$12,363	M	$10,068	M	98.6%
Payout as Percentage of Target	129.3%	71.9%		53.5%		170.4%		148.4%		109.7%
Weighting	50.0%	9.0%		6.0%		16.0%		4.0%		15.0%
Weighted Payout	64.7%	6.5%		3.2%		27.3%		5.9%		16.5%

		PAYOUT
		PERCENTAGE
	TARGET OPPORTUNITY	(sum of weighted payouts)	PAYOUT AMOUNT
ACTUAL PAYOUT UNDER THE 2018 AIP	$783,962	124.0%	$972,113

WILFORD H. FULLER

	CORPORATE MEASURES (30%)	BUSINESS UNIT MEASURES (70%)
						BUSINESS UNIT SALES
	INCOME FROM OPERATIONS PER SHARE	INCOME FROM OPERATIONS ANNUITIES		NET CONTRIBUTION MARGIN DISTRIBUTION		LIFE		ANNUITIES		RPS SMALL MARKET		ANNUITIES AND DISTRIBUTION CONTROLLABLE COSTS
GOALS
Threshold	$7.50	$1,000	M	($3.5)	M	$704	M	$10,032	M	$2,457	M	N/A
Target	$8.24	$1,136	M	$16.5	M	$800	M	$11,400	M	$2,895	M	100%
Maximum	$9.23	$1,318	M	$36.5	M	$896	M	$12,768	M	$3,242	M	85%
RESULTS
Certified Performance	$8.53	$1,118	M	$25.1	M	$764	M	$12,363	M	$2,219	M	95.2%
Payout as Percentage of Target	129.3%	90.1%		143.0%		71.9%		170.4%		0.0%		132.3%
Weighting	30.0%	15.0%		7.0%		13.0%		20.0%		5.0%		10.0%
Weighted Payout	38.8%	13.5%		10.0%		9.3%		34.1%		0.0%		13.2%

		PAYOUT
		PERCENTAGE
	TARGET OPPORTUNITY	(sum of weighted payouts)	PAYOUT AMOUNT
ACTUAL PAYOUT UNDER THE 2018 AIP	$1,100,500	119.0%	$1,309,595

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
48

Long-Term Compensation Awarded or Vested in 2018	COMPENSATION DISCUSSION & ANALYSIS

LONG-TERM COMPENSATION AWARDED OR VESTED IN 2018

Long-term compensation for our NEOs generally includes three equity elements:

▪	RSUs, which cliff-vest in three years;
▪

PSAs, which vest, if at all, depending on the outcome of pre-established relative and absolute performance measures over a three-year performance period. Consistent with our fundamental pay for performance philosophy, these awards are linked to metrics that measure the creation of long-term shareholder value, with above-target compensation paid out only when performance has exceeded the target level. PSA payouts are capped at two times target; and

▪	Options, which have a 10-year term and vest ratably over three years.

2018 LTI AWARD MIX

The charts below show our targeted long-term incentive mix — i.e., the percentage of the total 2018 LTI award delivered through each equity element for our CEO and the other NEOs. The equity award mix for 2018 for each of our NEOs was the same as for 2017.

The RSUs and PSAs will be paid in shares of our common stock if the applicable vesting requirements and, in the case of PSAs, performance targets are met. Long-term equity-based awards such as these encourage our NEOs to act as owners, thus aligning their interests with those of shareholders. The Options and the RSUs are not tied to formulas that could focus our executives on specific short-term outcomes. Instead, the value of these awards to our NEOs depends on the positive financial performance of our Company over time, as expressed through the multiyear increase in share value. The PSA and RSU awards also earn dividends that are only paid out upon the award vesting. These equity awards are subject to the clawback provisions detailed on page 41. In addition, the shares of common stock paid out upon the vesting of PSA and RSU awards or the exercise of Options are subject to the share retention requirements detailed on page 40.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
49

COMPENSATION DISCUSSION & ANALYSIS	Long-Term Compensation Awarded or Vested in 2018

2018-2020 PERFORMANCE SHARE AWARDS

The 2018-2020 performance cycle began on January 1, 2018, and ends on December 31, 2020. In February 2018, the Compensation Committee established:

▪	the threshold, target and maximum PSA amounts payable to the NEOs;
▪	the relevant performance measures (Operating ROE and Relative TSR);
▪	the peer group used to assess Relative TSR performance;
▪	the relative weighting of each performance measure; and
▪	the goals for threshold, target and maximum payouts for each performance measure.

The maximum goals were intended to present a challenge for management and create appropriate incentives for our executives to create financial growth and long-term shareholder value. For each performance measure, the maximum payout, which is capped at 200% of target, occurs when performance is superior and the minimum payout, 25% of target, results when the performance threshold is met but not exceeded. For example, the minimum award for a performance measure is calculated as follows: 25% multiplied by the relative weighting of the performance measure multiplied by the target payout opportunity.

The two performance measures for the 2018-2020 performance cycle (Operating ROE and Relative TSR) are weighted equally. For any portion of the PSAs to ultimately vest, the minimum achievement level for at least one of the performance measures must be attained. In other words, if performance on both measures falls below the threshold, there is no payout.

PERFORMANCE AWARD MEASURES, WEIGHTINGS, AND GOALS FOR THE 2018-2020 PERFORMANCE AWARD CYCLE

Operating Return on Equity (ROE)			Relative Total Shareholder Return (TSR)

Why Chosen: A key measure of our financial health that management uses to evaluate our business and that is also used by investors to value companies in the financial services industry. It provides a meaningful measure of performance that is closely tied to long-term shareholder value.

Relative weight: 50%

			Why Chosen: Assesses the Company’s delivery of shareholder value over time relative to that of our peers. Relative weight: 50%
GOAL AT THRESHOLD	GOAL AT TARGET	GOAL AT MAXIMUM	GOAL AT THRESHOLD	GOAL AT TARGET	GOAL AT MAXIMUM

12.05%	12.7%	13.35%	RANKING OF 8th out of 11	MEDIAN OF PEER GROUP	RANKING OF 1st to 3rd out of 11

Among the factors the Compensation Committee considered in setting the TSR and ROE performance measures were peer group performance, market data and our financial plan. In establishing the weightings of the performance share plan measures, the Compensation Committee took into account its belief and management’s belief that, over the long-term, ROE is a key input to shareholder value and TSR represents the actual value delivered to shareholders. The specific goals for each measure were set for compensation purposes only and do not constitute, and should not be viewed as, management’s projection of future results.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
50

Long-Term Compensation Awarded or Vested in 2018	COMPENSATION DISCUSSION & ANALYSIS

ROE for the 2018-2020 performance period is an absolute measure that is to be calculated as of the end of the performance period. ROE is defined as Income from Operations (as defined above with respect to the 2018 AIP) divided by average shareholders’ equity for the year. Shareholders’ equity excludes accumulated other comprehensive income or other similar items and any increase in equity due to goodwill associated with an acquisition during the performance period.

TSR for the 2018-2020 performance period is a relative measure based on Lincoln’s TSR for the performance period ranked against the TSR results for the peer group shown below. The Compensation Committee believes that the performance peer group should be limited to companies that publish financial results against which our results are compared and that offer competing insurance and financial products.

2018-2020 RELATIVE TSR PERFORMANCE PEER GROUP

AEGON	PRUDENTIAL FINANCIAL
AMERIPRISE FINANCIAL	SUN LIFE FINANCIAL
BRIGHTHOUSE FINANCIAL	TORCHMARK
MANULIFE	UNUM GROUP
PRINCIPAL FINANCIAL	VOYA FINANCIAL

If earned, the 2018-2020 performance share awards will be paid out in shares of our common stock. The table shows the number of shares that our executives have the potential to earn at different performance levels:

ESTIMATED SHARE PAYOUT OPPORTUNITIES UNDER THE 2018-2020 PERFORMANCE AWARD CYCLE AS OF GRANT DATE*
NAME	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Dennis R. Glass	4,333	34,666	69,332
Randal J. Freitag	1,391	11,128	22,256
Lisa M. Buckingham	808	6,466	12,932
Ellen G. Cooper	1,052	8,417	16,834
Wilford H. Fuller	1,273	10,187	20,374

*	Amounts do not include dividend equivalents.

The grant date fair value of the Options, RSUs and PSAs awarded in 2018 are included in the Summary Compensation Table on page 59. Additional details regarding the 2018-2020 PSAs granted to the NEOs can be found in the Grants of Plan-Based Awards table on page 62.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
51

COMPENSATION DISCUSSION & ANALYSIS	Long-Term Compensation Awarded or Vested in 2018

2016-2018 LTI PROGRAM

The Compensation Committee established the performance-based 2016 LTI Program at its February 2016 meeting, with performance metrics that measure the creation of long-term shareholder value. The Compensation Committee approved the equity awards under the 2016 LTI Program, including grants of RSUs, PSAs and Options.

RSUs and Options

The RSUs cliff vested three years from the date of grant. The Options vested ratably over a three-year period, with one-third vesting on each of the first three anniversaries of the grant date. The final tranche of Options and the RSUs vested on February 24, 2019. Additional details regarding the RSUs and Options granted in 2016 can be found in the Outstanding Equity Awards table on page 64.

2016-2018 Performance Share Awards

At the February 2016 meeting, the Compensation Committee established the 2016-2018 performance cycle for PSAs for the period that began January 1, 2016, and ended on December 31, 2018. The Compensation Committee set:

▪	the threshold, target and maximum PSA amounts payable to the NEOs;
▪	the relevant performance measures (ROE and Relative TSR);
▪	the relative weighting of each performance measure; and
▪	the goals for threshold, target and maximum payouts for each performance measure (25%, 100% and 200% of target, respectively).

The payouts for the 2016-2018 LTI PSAs could have ranged from 0% to 200% of each NEO’s target, with a threshold payout for each performance measure equal to 25% of target. For the PSA to be payable, the threshold or minimum achievement level for at least one of the performance measures must have been attained. Therefore, a minimum award would be calculated as follows: 25% multiplied by the relative weighting of the performance measure multiplied by the target amount.

The following table shows the number of shares that each NEO had the potential to earn under the 2016-2018 LTI performance cycle at the threshold, target and maximum levels:

ESTIMATED SHARE PAYOUT OPPORTUNITIES UNDER THE 2016–2018 PERFORMANCE AWARD CYCLE AS OF GRANT DATE*
NAME	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Dennis R. Glass	8,564	68,508	137,016
Randal J. Freitag	2,667	21,332	42,664
Lisa M. Buckingham	1,549	12,395	24,790
Ellen G. Cooper	1,721	13,769	27,538
Wilford H. Fuller	2,479	19,831	39,662

*	Amounts do not include dividend equivalents.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
52

Long-Term Compensation Awarded or Vested in 2018	COMPENSATION DISCUSSION & ANALYSIS

In February 2019, the Compensation Committee reviewed the reports and analysis that management provided regarding our performance during the 2016-2018 performance cycle and determined the results for each performance measure, as shown in the graphic below. As of December 31, 2018, the Company’s ROE, as calculated for the LTI plan, was 12.2%, which was above the goal at maximum shown in the table below. The Company’s TSR for the performance period was 14.5%, as calculated for the LTI plan, which ranked third among the peers listed below. As a result of the strong performance by the Company in each of these key metrics over the performance period (which exceeded the maximum performance level for both the ROE and TSR measures), the Compensation Committee approved a payout of the 2016-2018 performance share awards capped at 200% of target.

PERFORMANCE GOALS, ACTUAL RESULTS AND ACTUAL PAYOUT PERCENTAGES FOR THE 2016-2018 PERFORMANCE AWARD CYCLE

Return on Equity (ROE) Relative weight: 50%			Relative Total Shareholder Return (TSR) Relative weight: 50%

GOAL AT THRESHOLD	GOAL AT TARGET	GOAL AT MAXIMUM	GOAL AT THRESHOLD		GOAL AT TARGET	GOAL AT MAXIMUM

10.35%	11.0%	11.65%	RANKING OF 8th		MEDIAN OF PEER GROUP	RANKING OF 1st TO 3rd
ACTUAL RESULTS	PAYOUT AS PERCENTAGE OF TARGET		ACTUAL RESULTS		PAYOUT AS PERCENTAGE OF TARGET
12.2%	200%		3rd	IN PEER GROUP	200%
			(TSR OF 14.5%)

ROE for the 2016-2018 LTI performance period was an absolute measure that was calculated as of the end of the three-year performance period. ROE was calculated using the definition of Income from Operations that the Compensation Committee set for the 2016 AIP and divided by average Shareholders’ Equity for the year. The definition of ROE used in this calculation can be found in Exhibit 2 on page E-6. In calculating ROE for the 2016-2018 LTI performance period, certain defined exclusions were made (as listed in Items A through H of Exhibit 2 on page E-7) in accordance with the terms of the plan. As a result, as of December 31, 2018, ROE as calculated in accordance with the terms of the plan was 12.2%. TSR for the 2016-2018 LTI was based on our TSR results for the performance period ranked against the TSR results for the peer group shown below:

2016-2018 RELATIVE TSR PEER GROUP

AEGON	PRUDENTIAL FINANCIAL
AMERIPRISE FINANCIAL	SUN LIFE FINANCIAL
BRIGHTHOUSE FINANCIAL[1]	TORCHMARK
MANULIFE	UNUM GROUP
PRINCIPAL FINANCIAL	VOYA FINANCIAL

1.

At the time the 2016-2018 LTI Plan was established, MetLife had announced its intention to spin off its life insurance business into a separate public entity. In accordance with the terms of the 2016-2018 LTI Program, BrightHouse Financial replaced MetLife once the spin-off of BrightHouse Financial was completed. As a result, the performance for this peer reflects MetLife’s performance up to the date of the spin-off, and BrightHouse Financial’s performance thereafter.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
53

COMPENSATION DISCUSSION & ANALYSIS	Participation in Executive Compensation Decisions

TSR for the 2016-2018 LTI is defined as the change in the price of a share of our common stock plus dividends paid, over the relevant performance period, divided by the price of a share of our common stock at the beginning of the performance period. We used an average of the prices of the common stock as reported on the NYSE consolidated transactions tape for the 30 trading days preceding the beginning and end dates to determine the beginning and ending share prices for the performance period to eliminate the effects of any short-term volatility on the stock price.

The table below shows the resulting payouts:

ACTUAL PAYOUTS UNDER 2016-2018 PERFORMANCE SHARE AWARDS
NAME	TARGET (# OF SHARES)	PAYOUT PERCENTAGE OF TARGET	PAYOUT (# OF SHARES)[1]
Dennis R. Glass	68,508	200%	137,016
Randal J. Freitag	21,332	200%	42,664
Lisa M. Buckingham	12,395	200%	24,790
Ellen G. Cooper	13,769	200%	27,538
Wilford H. Fuller	19,831	200%	39,662

1.

Share amounts do not include dividend equivalents accrued and paid out in shares of common stock on the vesting date. Such dividend equivalent amounts were as follows:  Mr. Glass, 8,182 shares; Mr. Freitag, 2,546 shares; Ms. Buckingham, 1,480 shares, Ms. Cooper, 1,644 shares; and Mr. Fuller, 2,368 shares.

PARTICIPATION IN EXECUTIVE COMPENSATION DECISIONS

ROLE OF THE COMPENSATION COMMITTEE

The Compensation Committee has primary authority for determining the compensation of our executive officers, including our NEOs. Specifically, it:

▪	approves the individual pay components and aggregate compensation amounts for our executives;
▪	determines the form(s) in which compensation will be paid — i.e., cash or equity — and the equity vehicles to be used, including RSUs, PSAs or Options, among others; and
▪	establishes the target award levels and performance measures for the various short- and long-term compensation programs.

For a description of the Compensation Committee’s principal functions, see “Board Committees – Compensation Committee” on page 12.

The Compensation Committee normally determines the portion of performance-based incentive awards earned for completed performance cycles at its first regularly scheduled meeting of the calendar year (usually in February) following the end of the applicable performance cycle. During this meeting, the Compensation Committee reviews financial results for the various performance measures for the just-completed annual and long-term performance cycles; certifies the achievement (or non-achievement) of the performance goals; and approves the earned portion of the awards, as appropriate.

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Risk Considerations Relating to Compensation	COMPENSATION DISCUSSION & ANALYSIS

ROLE OF MANAGEMENT

In determining executive compensation, the Compensation Committee considers input from a number of sources, including executive management. However, our CEO and CPPBO do not play any role in, and are not present for, any discussions regarding their own compensation. Specifically, our CEO and CPPBO provide the Compensation Committee with their views and insight on NEO compensation (other than for themselves), including:

▪	their assessment of individual executive performance, the business environment, succession planning and retention; and
▪	recommendations for base salary, target annual incentive awards and target long-term incentive awards for each NEO.

The Compensation Committee views this input as an essential component of the process.

ROLE OF THE COMPENSATION CONSULTANT

The Compensation Committee regularly consults with Pay Governance LLC, an independent compensation consultant, for advice regarding compensation practices for our executives. The Compensation Committee has the sole authority to hire or fire any compensation consultant, as well as to establish the scope of the consultant’s work.

During 2018, Pay Governance provided the Compensation Committee with:

▪	an evaluation of our executive officers’ base salaries and short- and long-term target incentive compensation relative to that of identified peers and the broader market;
▪	an evaluation of the alignment of the Company’s executive compensation with Company performance;
▪	information on trends in executive compensation, such as the use of various forms of equity compensation and the prevalence of different types of compensation vehicles;
▪	an advance review of all management-prepared materials for each Compensation Committee meeting;
▪	assistance in the review and discussion of all material agenda items;
▪	an independent review of our analytical work related to executive compensation;
▪	insight and advice in connection with the design of, and any changes to, our equity grants and short- and long-term incentive plans; and
▪	feedback regarding our CEO’s total targeted direct compensation package.

Pay Governance does not provide us with any services other than advising the Compensation Committee on executive compensation and the Corporate Governance Committee on director compensation. The Compensation Committee has assessed the independence of Pay Governance pursuant to SEC rules and concluded that no conflict of interest exists.

RISK CONSIDERATIONS RELATING TO COMPENSATION

The structure and administration of our compensation programs are designed to, among other objectives, appropriately balance risk and reward. As part of the annual risk assessment of our compensation plans, we identify, analyze and evaluate all of our employee compensation programs to assess any risks these programs might pose. The process includes, but is not limited to:

▪	identifying all of the compensation programs that cover our employees;
▪	reviewing these programs from a design and governance perspective, including evaluating the behavior each program was designed to encourage and detailing the flow of compensation for each program;
▪	identifying any risks inherent in the programs, including analyzing whether any of the programs encourage our executives or any other employees to take risks that could harm the Company; and
▪	identifying and discussing any additional risk mitigation factors in the program design and any additional risk controls outside of the compensation process specific to each business model.

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COMPENSATION DISCUSSION & ANALYSIS	Other Compensation Considerations

Once the annual assessment is completed, our CFO and the Head of Total Rewards formally review the analysis of our programs and discuss the findings with the Compensation Committee.

Some of the features of our compensation programs that limit risk include the following:

▪	our incentive plan awards are based on a balanced set of performance indicators, thus minimizing the potential for any single indicator of performance to have an undue influence on payout;
▪	the Compensation Committee approves the final incentive plan awards and has the authority to decrease the awards even if the performance goals are met;
▪	the “clawback” features of our equity awards, which allow us to rescind an executive’s award(s) under certain conditions;
▪

the multiyear performance criteria for our LTI programs and the multiyear vesting elements of our other equity awards, which link the interests of our executives with the long-term health of the Company;

▪	the balanced pay mix, which minimizes the significance of any single element of pay;
▪	both annual incentives and the PSAs have payouts that are capped;
▪	our share ownership guidelines and holding requirements, which encourage our executives to focus on sustaining long-term performance rather than maximizing performance in any single year; and
▪	fixed compensation is set at a level that allows executives to meet their essential financial needs.

For 2018, the Compensation Committee discussed the evaluation and risk assessment review of our compensation programs and confirmed that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company. The risk assessment also highlights other aspects of the administration and oversight of our plans that build considerable risk mitigation into the plans’ organizational structure.

OTHER COMPENSATION CONSIDERATIONS

Equity Award Procedures. The Compensation Committee formally approves our equity grant procedures, including procedures for granting Options. All Options are granted with a “strike,” or exercise, price set at the closing price of our common stock as reported on the composite transactions table of the NYSE on the grant date. Although the Compensation Committee Chair may approve changes to executive compensation, subject to the Compensation Committee’s review and ratification, only the full Compensation Committee or the Board has the authority to grant equity awards to executive officers.

Although the Compensation Committee typically makes equity award grants during its first regularly scheduled meeting of the calendar year, the Compensation Committee or the Board may also grant equity awards to executives at other regularly scheduled or special meetings, or by taking action through unanimous written consent in order to accommodate special circumstances such as new hires or promotions.

▪	For equity awards granted to executives at a regularly scheduled meeting of the Board or Compensation Committee, the grant date is the date of the meeting.
▪

For equity awards granted at a “special” meeting of the Board or Compensation Committee that does not occur during the period in which trading of our securities is permitted under our Insider Trading and Confidentiality Policy (a “window period”), the grant becomes effective on the first business day of the next window period. (Window periods generally begin on the later of the second business day after our quarterly earnings release or the first business day after our public call with investors.)

▪

For equity awards granted by unanimous consent, the grant becomes effective on the first business day of the week following the effective date of the written consent; however, if that business day is not during a window period, the grant becomes effective on the first business day of the next window period.

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Employee Benefit Plans	COMPENSATION DISCUSSION & ANALYSIS

Tax Considerations. The Internal Revenue Code of 1986, as amended (“IRC”) generally limits a public company’s corporate income tax deduction for compensation to $1 million per year for certain executives. Historically, this limit did not apply to compensation that qualified as “performance-based” under the IRC rules, and in general, we designed our incentive award grants in a manner intended to qualify as performance-based under the IRC rules. However, in certain circumstances, the Compensation Committee may have granted awards or paid compensation that did not qualify as performance-based under the IRC rules.

Federal legislation passed on December 22, 2017 repealed the “performance-based” exemption and the limitation on deductibility generally was expanded to include all individuals who are considered NEOs in any year beginning on or after December 31, 2016. As a result, compensation paid to our NEOs in excess of $1 million may not be deductible for taxable years commencing after December 31, 2017, subject to limited transition relief for arrangements in place as of November 2, 2017, the scope of which is uncertain. Further, no assurance can be given that compensation intended to satisfy the requirements for the exemption from IRC Section 162(m) in fact will do so.

Despite the change in law, the Compensation Committee intends to continue to implement compensation programs that it believes are competitive and in the best interests of the company and its shareholders. Accordingly, the Compensation Committee may approve compensatory arrangements (including amendments to existing compensatory arrangements) that provide for non-deductible payments or benefits when it determines that such arrangements are consistent with the Company’s business needs and in the best interest of the Company and its shareholders.

EMPLOYEE BENEFIT PLANS

We offer our executives some additional benefits not offered to our non-executive employees, in some cases to replace benefits the executives lose as a result of regulatory limits in the broad-based tax-qualified plans. We use these benefits to attract and retain key employees, since our competitors typically offer the same types of benefits.

Our Deferred Compensation Plan. We provide certain benefits to our executive officers, including NEOs, through our nonqualified defined contribution plan — the Lincoln National Corporation Deferred Compensation & Supplemental/ Excess Retirement Plan (the “DC SERP”). For more information on the DC SERP, see page 68.

Change-of-Control Severance Arrangements. We offer our executives a severance plan that provides potential benefits in connection with a change of control of the Company. Payment of benefits under this plan, the Lincoln National Corporation Executives’ Severance Benefit Plan (the “LNC COC Plan”), is triggered when an executive’s employment is terminated (under specific circumstances) in anticipation of or within two years after our change of control. The objectives of the change-of-control benefits are to:

▪	retain qualified executives in the face of an actual or threatened change of control of the Company;
▪

enable executives to help our Board assess any proposed change of control of the Company and advise whether such a proposal is in the best interests of the Company, our shareholders, our policyholders and customers without being unduly influenced by the possibility of employment termination; and

▪	demonstrate to those executives our desire to treat them fairly and competitively in such circumstances.

Each year the Compensation Committee reviews a tally sheet prepared by their independent compensation consultant that estimates for each NEO the benefits associated with a potential change of control of the Company and the cost of those benefits to us. For 2018, the Compensation Committee found that the estimated costs for these benefits would be reasonable. For more information on the LNC COC Plan, see page 70.

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COMPENSATION DISCUSSION & ANALYSIS	Compensation Committee Report

Severance Plans. We also offer our NEOs and our other executive officers a severance plan in the event their jobs are eliminated, other than in connection with our change of control. The plan pays 78 weeks of severance benefits. To qualify for benefits under this plan (The Severance Plan for Officers of Lincoln National Corporation (the “Officers’ Severance Plan”)), the officer must sign our standard form of agreement, waiver and release of claims, which includes forfeiture provisions for competition and solicitation. Any payments made under the Officers’ Severance Plan reduce, on a dollar-for-dollar basis, any payments the officer receives under the LNC COC Plan. For more information on the Officers’ Severance Plan, see page 71.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed this Compensation Discussion & Analysis with management and has recommended to the Board that the Compensation Discussion & Analysis be included in this proxy statement and incorporated by reference into the Company’s 2018 Form 10-K.

The Compensation Committee

William H. Cunningham

Eric G. Johnson

Michael F. Mee

Patrick S. Pittard, Chair

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Summary Compensation Table	EXECUTIVE COMPENSATION TABLES

EXECUTIVE COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The table below shows the compensation of our NEOs for 2018. See “Narrative to Summary Compensation Table” below for more information.

SUMMARY COMPENSATION TABLE

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)[1]	OPTION AWARDS ($)[2]	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)[3]	CHANGE IN PENSION VALUE AND NON- QUALIFIED DEFERRED COMPENSATION EARNINGS ($)[4]	ALL OTHER COMPENSATION ($)[5]	TOTAL ($)[6]
DENNIS R. GLASS	2018	1,299,000	—	7,914,233	1,538,506	3,187,600	85,422	397,734	14,422,495
President and CEO of LNC	2017	1,247,077	—	7,180,953	1,414,387	3,966,144	388,201	766,273	14,963,035
	2016	1,200,000	—	6,819,263	1,392,003	3,165,600	132,017	556,529	13,265,412

RANDAL J. FREITAG	2018	774,292	—	1,654,454	653,640	1,237,714	—	187,098	4,507,198
Executive Vice President,	2017	736,872	—	1,554,567	626,727	1,449,619	55,861	261,375	4,685,021
CFO and Head of Individual Life	2016	669,708	—	1,391,021	567,954	1,082,416	13,231	204,529	3,928,859

LISA M. BUCKINGHAM[7]	2018	667,812		961,292	379,780	1,022,036	—	187,329	3,218,249
Executive Vice President and
Chief People, Place & Brand Officer

ELLEN G. COOPER[7]	2018	602,710	—	1,251,416	494,398	972,113	—	180,913	3,501,550
Executive Vice President	2017	585,155	—	1,243,636	420,729	1,176,821	—	221,754	3,648,095
and Chief Investment Officer

WILFORD H. FULLER	2018	709,221	—	1,514,531	598,367	1,309,595	—	219,005	4,350,720
Executive Vice President and	2017	669,125	—	1,350,144	544,293	1,461,117	—	263,371	4,288,050
President, Annuities, LFD and LFN	2016	650,000	—	1,293,170	528,007	1,106,560	—	273,858	3,851,595

1.

Represents the grant date fair value of stock awards granted in 2018, 2017 and 2016 under LNC 2009 Amended and Restated Incentive Compensation Plan or the LNC 2014 Incentive Compensation Plan (collectively referred to as the “ICP”). Values were determined in accordance with FASB ASC Topic 718 (Topic 718), and the assumptions made in calculating them can be found in Note 18 of the Notes to the Consolidated Financial Statements in Item 8 of our 2018 Form 10-K. Stock awards granted in 2018 include grants of RSUs and PSAs, the latter of which are subject to performance conditions.

The table below shows the grant date fair value of the RSUs and PSAs, as well as the value of the PSAs assuming the maximum level of performance (200% of target) is achieved under both the ROE and TSR performance measures described on page 50. The grant date fair value for the PSAs was calculated in accordance with Topic 718 using a performance factor of 1.1483. The stock awards granted in 2018 are described in more detail in the Grants of Plan-Based Awards table on page 62.

Named Executive Officer	Grant Date Fair Value of 2018 RSU ($)	Grant Date Fair Value of 2018 PSA ($)	Value of 2018 PSA at Maximum Performance Level ($)
Dennis R. Glass	4,796,552	3,117,682	5,430,082
Randal J. Freitag	653,659	1,000,795	1,743,090
Lisa M. Buckingham	379,774	581,519	1,012,834
Ellen G. Cooper	494,434	756,982	1,318,439
Wilford H. Fuller	598,365	916,166	1,595,692

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EXECUTIVE COMPENSATION TABLES	Summary Compensation Table

2.

Represents the grant-date fair value of Option awards granted in 2018, 2017 and 2016 under the ICP. Values were determined in accordance with Topic 718, and the assumptions made in calculating them can be found in Note 18 of the Notes to the Consolidated Financial Statements in Item 8 of our 2018 Form 10-K. The Option awards granted in 2018 are described in more detail in the Grants of Plan-Based Awards table on page 62.

3.

Represents the AIP awards earned for the 2018 performance period under the ICP. More information on the AIP awards is provided in the Grants of Plan-Based Awards table on page 62 and in the CD&A on pages 46 to 48.

4.

These amounts reflect the total of all increases in the actuarial present value of each NEO’s accumulated benefits under our qualified and nonqualified defined benefit pension plans shown in the Pension Benefits table on page 67. For Mr. Freitag, the amount attributable to the change in pension value for 2018 resulted in a decrease of $18,071. We froze these pension plans at the end of 2007. The year-end present values were computed using the same assumptions as those used for financial reporting purposes. For year-end 2018 those are a 4.50% interest rate to discount the normal retirement age (age 65 or current age if higher) lump-sum value of annuity payments which were converted using an interest discount rate of 4.75% and the IRS-prescribed IRC 417(e)(3) mortality table for 2019. The NEOs did not have any preferential nonqualified deferred compensation earnings.

5.	The table below gives details on all Other Compensation:

Name	Perquisites[a] ($)	Tax Gross-ups ($)	401(k) Match and Core Contributions[b] ($)	Additional Company Contributions into Deferred Compensation Plan (Special Executive Credit and Excess Match and Core Contributions)[c] ($)	Total ($)
Dennis R. Glass	81,825	-	16,500	299,409	397,734
Randal J. Freitag	10,000	-	16,500	160,598	187,098
Lisa M. Buckingham	-	-	16,500	170,829	187,329
Ellen G. Cooper	-	-	16,500	164,413	180,913
Wilford H. Fuller	-	-	16,500	202,505	219,005

(a) For Mr. Glass, the amount reflects the aggregate incremental cost of personal use of the corporate aircraft. Mr. Glass generally uses the corporate aircraft for personal use only when necessary to accommodate his business schedule.

For Mr. Freitag, the amount reflects matching charitable gifts made by Lincoln Financial Foundation, Inc. on his behalf.

More information regarding perquisites and personal benefits, including a discussion of how we value personal use of the corporate aircraft, can be found under “Narrative to the Summary Compensation Table” on page 61.

(b) Represents Company matching contributions under the LNC Employees’ 401(k) Savings Plan (the “Employees’ 401(k) Plan”).  Beginning in 2018, the Company changed the timing of its core contributions to the Employees’ 401(k) Plan to the first quarter after the end of the plan year. As a result, there are no Company core contributions for the 2018 plan year reflected in the table above.

(c)

Represents Company matching contributions to the DC SERP, which are amounts not provided for under the Employees’ 401(k) Plan due to IRC limits. Also, for all NEOs except Mr. Glass, this amount includes an additional contribution — a “special executive credit” to the DC SERP — made in 2018 which is described in more detail on page 68. Beginning in 2018, the Company changed the timing of its excess core contributions to the DC SERP to the first quarter after the end of the plan year.  As a result, there are no excess Company core contributions for the 2018 plan year reflected in the table above.

6.	Some totals might not reconcile due to rounding.
7.

Only compensation for 2017 and 2018 is provided for Ms. Cooper, and only compensation for 2018 is provided for Ms. Buckingham.  Ms. Cooper was not an NEO in 2016, and Ms. Buckingham was not an NEO in 2016 or 2017.

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Summary Compensation Table	EXECUTIVE COMPENSATION TABLES

NARRATIVE TO SUMMARY COMPENSATION TABLE

2018 Annual Incentive Program

For the 2018 AIP, the dollar amounts included in the Summary Compensation Table for each of our NEOs reflect the performance results for this program as certified by the Compensation Committee in February 2019. These results triggered a payout above target for each NEO. For more details on the 2018 AIP, including the performance measures, targets and final results, see the CD&A, pages 44 to 48.

Perquisites and Personal Benefits

Below are the primary perquisites and personal benefits we offered our NEOs in 2018, not all of which were actually received by each NEO:

Financial Planning and Tax Preparation Services. We offer to reimburse our NEOs, along with other officers, up to $3,900 annually for financial-planning services and up to $2,700 annually for tax-preparation services provided by a certified public accountant other than Ernst & Young, our accounting firm. For the financial-planning services, we reimburse the first $1,800 of such services, plus 50% of costs above that amount up to a $6,000 cost maximum. Any unused portion of the $2,700 tax-preparation reimbursement may be applied to supplement the $3,900 financial-planning reimbursement, but not vice versa.

Personal Use of the Corporate Aircraft. Since 2005, the Board has advised our CEO to use the corporate aircraft for both business and personal travel, when practical, because of security concerns and to maximize his time devoted to our business. If an executive (and any guests of the executive) uses the corporate aircraft for personal purposes, we treat this usage as a perquisite for proxy-statement reporting purposes and calculate the value of such services based on the total incremental cost to us. For personal flights, that cost is based on a cost-per-flight-hour charge that reflects the operating costs of the aircraft, including regularly required maintenance, inspections and related fees/taxes. We also include as an incremental cost any flights required to reposition the corporate aircraft (i.e., dead-head flights) because of a personal flight. When executives, their families and invited guests fly on the corporate aircraft as additional passengers on business flights, there is no incremental cost. Finally, if more than one executive is on a personal flight, we allocate the incremental cost on a proportional basis depending on the number of guests of each executive.

Matching Charitable Gift Program. Under this program, the Lincoln Financial Foundation, Inc. matches gifts from an NEO to one or more eligible recipient organizations, up to an annual total maximum of $10,000, except for Mr. Glass who is also a Director and has a matching gift limit of up to $15,000.

Retirement Benefits

Under the DC SERP, our participating NEOs are eligible for an additional contribution — a “special executive credit” — as a percentage of “Total Pay.” For the purpose of determining the special executive credit, “Total Pay” under the DC SERP means base salary and AIP paid during the fiscal year.

For each NEO, the amount of the special executive credit we contributed to the DC SERP in 2018 was calculated as follows: 15% of Total Pay expressed as a percentage, offset by the total of: (a) the NEO’s maximum basic matching contribution opportunity (6%); plus (b) core contributions (4%); plus (c) transition contributions, if any (up to 8%), as determined under the Employees’ 401(k) Plan, each expressed as a percentage. For more details on the DC SERP, the contributions and the calculations of these amounts, see page 68.

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EXECUTIVE COMPENSATION TABLES	Grants of Plan-Based Awards

GRANTS OF PLAN-BASED AWARDS

The table below shows the awards granted to our NEOs during 2018 under the ICP.

		ESTIMATED POSSIBLE PAYOUTS			ESTIMATED FUTURE PAYOUTS
		UNDER NON-EQUITY INCENTIVE			UNDER EQUITY INCENTIVE			ALL OTHER	ALL OTHER		GRANT
		PLAN AWARDS[1]			PLAN AWARDS[2]			STOCK	OPTION		DATE FAIR
								AWARDS:	AWARDS:	EXERCISE	VALUE OF
								NUMBER OF	NUMBER OF	OR BASE	STOCK
								SHARES OF	SECURITIES	PRICE OF	AND
								STOCK OR	UNDERLYING	OPTION	OPTION
NAME	GRANT DATE	THRESHHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHHOLD (#)	TARGET (#)	MAXIMUM (#)	UNITS[3] (#)	OPTIONS[4] (#)	AWARDS ($/SH)	AWARDS[5] ($)
DENNIS R. GLASS		32,500	2,600,000	5,200,000
	2/21/2018				4,333	34,666	69,332				3,117,682
	2/21/2018							61,243			4,796,552
	2/21/2018								80,470	78.32	1,538,506
RANDAL J. FREITAG		13,078	1,046,250	2,092,500
	2/21/2018				1,391	11,128	22,256				1,000,795
	2/21/2018							8,346			653,659
	2/21/2018								34,188	78.32	653,640
LISA M. BUCKINGHAM		10,395	831,600	1,663,200
	2/21/2018				808	6,466	12,932				581,519
	2/21/2018							4,849			379,774
	2/21/2018								19,864	78.32	379,780
ELLEN G. COOPER		7,840	783,962	1,567,924
	2/21/2018				1,052	8,417	16,834				756,982
	2/21/2018							6,313			494,434
	2/21/2018								25,859	78.32	494,398
WILFORD H. FULLER		13,756	1,100,500	2,201,000
	2/21/2018				1,273	10,187	20,374				916,166
	2/21/2018							7,640			598,365
	2/21/2018								31,297	78.32	598,367

1.

Represents potential 2018 AIP awards. Actual amounts the NEOs earned are reflected in the Summary Compensation Table. More information on the 2018 AIP awards, including the applicable performance targets, is provided in the CD&A on pages 44 to 48.

2.

Represents 30% of our CEO’s 2018 LTI target, and 40% of the other NEOs’ 2018 LTI target, each awarded as PSAs for the 2018-2020 performance period, payable 100% in shares. Earned awards under the 2018-2020 performance cycle will be determined in the first quarter of 2021 (for the performance period ending December 31, 2020), and the amount of the award that is earned may range from 0% to 200% of the target amount depending upon the attainment of pre-established performance goals. For more information on the 2018-2020 performance awards and the performance goals that apply to these awards, see pages 50 to 51 in the CD&A. Dividend equivalents accrue on the LTI performance share awards, based on normal dividend rates, and are payable only in stock only if the related LTI award is actually earned based on certification of performance.

3.

Represents 53% of our CEO’s 2018 LTI target, and 30% of the other NEOs’ 2018 LTI target, each awarded as RSUs that cliff-vest on the third anniversary of the grant date; these RSUs are described in more detail in the CD&A on page 49. Dividend equivalents accrue on the RSUs, are credited in the form of additional RSUs on each date that dividends are paid on our common stock, and are payable only in stock and only upon vesting of the related RSU award.

4.

Represents 17% of our CEO’s 2018 LTI target, and 30% of the other NEOs’ 2018 LTI target, each awarded in the form of Options as described in more detail in the CD&A on page 49. The Options have 10-year terms and vest ratably over a three-year period, with one-third vesting on each of the first three anniversaries of the grant date. The Options do not have a reload feature.

5.

Represents the grant date fair value of the award determined in accordance with Topic 718. All assumptions made in calculating the aggregate fair value can be found in Note 18 of the Notes to the Consolidated Financial Statements included in Item 8 of our 2018 Form 10-K.

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Grants of Plan-Based Awards	EXECUTIVE COMPENSATION TABLES

 NARRATIVE TO GRANTS OF PLAN-BASED AWARDS TABLE

The following terms also apply to these awards:

▪	The exercise price and tax-withholding obligations related to the exercise of all Options may be paid by withholding or delivering shares, subject to certain conditions.
▪	For stock awards, we withhold a sufficient number of shares to satisfy at least the NEO’s mandatory minimum tax-withholding obligations upon vesting at the NEO’s election.
▪

The Options and stock awards granted in 2018 will vest fully: (1) if the executive dies or becomes permanently disabled; or (2) upon a “change of control” and either: (a) the termination of the executive’s employment by the Company for any reason other than “cause”; or (b) the executive’s termination of his or her employment for “good reason,” as those terms are defined in the LNC COC Plan.

▪

The Options and stock awards are not transferable except by will or under trust and estates law, unless the Compensation Committee permits such a transfer. The Compensation Committee has not permitted a transfer of any of the awards shown in the Grants of Plan-Based Awards table above.

▪

In general, when an executive voluntarily leaves the Company after meeting the requirements for “retirement” in the applicable award agreement, the executive will receive a pro-rated performance award (but only if the applicable performance goals are achieved and the Compensation Committee does not withhold payout of the award, which it has the discretion to do). The prorated award will be based on the number of days of service out of the total number of days in the three-year performance cycle. Any payout will be made at the same time, and in the same manner, as other participants are paid.

▪

In general, Options and RSU awards granted in 2018 will vest on a pro rata basis if an executive officer voluntarily leaves the Company with at least seven years of service on the Senior Management Committee.

▪	The Options, RSUs and PSAs granted to our CEO will fully vest upon his retirement from the Company, with the PSAs vesting subject to the achievement of the applicable performance goals.
▪

The Options, RSUs and PSAs are subject to forfeiture and “clawback” provisions, including non-compete, non-solicitation, non-disparagement and confidentiality/non-disclosure covenants and a clawback provision in the case where an NEO is terminated for cause. Specifically, we may require the NEO to return the shares (or possibly the cash received, in the case of Options) to us upon breach of one of the covenants or termination for cause. The restrictive covenants and forfeiture provisions expire six months after an Option or an RSU award vesting, or the payment of shares in accordance with a PSA.

▪	Any vested Options may be exercised by the executive or his or her beneficiary (as applicable) until the earliest of:
-	the expiration of the Option term;
-	one year after the date the executive died or became disabled;
-	five years after the date the executive voluntarily left the Company after meeting the requirements for “retirement”; or
-	three months after the date the executive was involuntarily terminated for any reason other than cause.

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EXECUTIVE COMPENSATION TABLES	Outstanding Equity Awards at Fiscal Year-End

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The table below provides information on unexercised Options, unvested stock awards and unvested equity incentive plan awards for each NEO as of the end of 2018.

OPTION AWARDS					STOCK AWARDS

NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE[1]	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED[2] (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED[3] ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED[3] ($)
DENNIS R. GLASS	101,711		50.77	2/24/2024	119,693	6,141,448	144,288	[4]	7,403,417
	102,460		58.26	2/25/2025	60,827	3,121,033	71,808	[5]	3,684,468
	98,451	49,226	35.50	2/24/2026	59,724	3,064,438	70,374	[6]	3,610,890
	24,250	48,900	71.70	2/22/2027
	—	80,470	78.32	2/21/2028
RANDAL J. FREITAG	52,198		24.99	2/22/2022	16,126	827,425	44,928	[4]	2,305,256
	61,430		29.54	2/28/2023	8,756	449,270	24,040	[5]	1,233,492
	31,738		50.77	2/24/2024	8,348	428,336	22,590	[6]	1,159,093
	37,751		58.26	2/25/2025
	40,169	20,085	35.50	2/24/2026
	10,834	21,668	71.70	2/22/2027
	—	34,188	78.32	2/21/2028
LISA M. BUCKINGHAM	22,445		50.77	2/24/2024	9,399	482,263	26,104	[4]	1,339,396
	24,313		58.26	2/25/2025	5,052	259,218	13,874	[5]	711,875
	23,340	11,670	35.50	2/24/2026	2,158	110,727	13,126	[6]	673,495
	6,253	12,504	71.70	2/22/2027	4,850	248,854
	—	19,864	78.32	2/21/2028
ELLEN G. COOPER	31,992		22.70	8/8/2022	10,875	557,996	28,998	[4]	1,487,887
	36,349		29.54	2/28/2023	6,052	310,528	16,138	[5]	828,041
	17,191		50.77	2/24/2024	1,919	98,464	17,086	[6]	876,683
	21,748		58.26	2/25/2025	6,408	328,794
	25,927	12,964	35.50	2/24/2026
	7,273	14,546	71.70	2/22/2027
	—	25,859	78.32	2/21/2028
WILFORD H. FULLER	54,359		29.54	2/28/2023	15,039	771,651	41,766	[4]	2,143,013
	26,652		50.77	2/24/2024	7,604	390,161	20,878	[5]	1,071,250
	27,653		58.26	2/25/2025	7,642	392,111	20,680	[6]	1,061,091
	5,177		57.49	5/1/2025
	37,344	18,672	35.50	2/24/2026
	9,409	18,818	71.70	2/22/2027
	—	31,297	78.32	2/21/2028

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
64

Outstanding Equity Awards at Fiscal Year-End	EXECUTIVE COMPENSATION TABLES

1.	These Options were not exercisable at the end of 2018. The following table shows the dates when Options in this column vest and become exercisable.

Expiration Dates	Vesting Dates

2/24/2026	Balance vested on 2/24/2019
2/22/2027	Balance vests equally on 2/22/2019 and 2/22/2020
2/21/2028	Vests in 3 equal annual installments beginning on 2/21/2019

2.	These stock awards are RSUs that vest as follows:

	Vested On	Vest On	Vest On
Dennis R. Glass	119,693 2/24/2019	60,827 2/22/2020	59,724 2/21/2021
Randal J. Freitag	16,126 2/24/2019	8,756 2/22/2020	8,348 2/21/2021
Lisa M. Buckingham	1,079 2/22/2019 9,399 2/24/2019	6,131 2/22/2020	4,850 2/21/2021
Ellen G. Cooper	960 2/22/2019 10,875 2/24/2019	7,011 2/22/2020	6,408 2/21/2021
Wilford H. Fuller	15,039 2/24/2019	7,604 2/22/2020	7,642 2/21/2021

The RSU awards include accrued but unpaid dividend equivalents credited in additional RSUs calculated at the normal dividend rate and settled in shares of our common stock only upon distribution of the vested award.

3.	This represents the product of the number of shares/units and the closing price of our common stock as reported on the composite tape of the NYSE on December 31, 2018, which was $51.31.
4.

Represents PSAs that were granted in connection with the 2016-2018 performance cycle and vested on February 27, 2019, plus accrued dividend equivalents. Because our performance as of the end of the last fiscal year for this performance cycle exceeded the target performance measures, these awards are shown at maximum (200% of target), plus accrued but unpaid dividend equivalents. These awards vested at 200% of target, plus accrued dividend equivalents, based on the actual performance certified by the Compensation Committee on February 27, 2019. See page 53 in the CD&A.

5.

Represents PSAs granted in connection with the 2017-2019 performance cycle. Because our performance as of the end of the last fiscal year for this performance cycle exceeded the target performance measures, these awards are shown at maximum (200% of target), plus accrued but unpaid dividend equivalents. However, the amount, if any, of these awards that will be paid out will depend upon the actual performance over the full performance period and the Compensation Committee’s certification of the performance after completion of the performance cycle, which should occur in the first quarter of 2020 for the 2017-2019 performance cycle.

6.

Represents PSAs granted in connection with the 2018-2020 performance cycle. Because our performance as of the end of the last fiscal year for this performance cycle was above target, these awards are shown at maximum, plus accrued but unpaid dividend equivalents. However, the amount, if any, of these awards that will be paid out will depend upon the actual performance over the full performance period and the Compensation Committee’s certification of the performance after completion of the performance cycle, which should occur in the first quarter of 2021 for the 2018-2020 performance cycle.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
65

EXECUTIVE COMPENSATION TABLES	Option Exercises and Stock Vested

OPTION EXERCISES AND STOCK VESTED

The table below provides information on Options exercised and stock awards that vested during 2018.

	OPTION AWARDS		STOCK AWARDS

NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	AGGREGATE VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING[1] (#)	AGGREGATE VALUE REALIZED ON VESTING[2] ($)
Dennis R. Glass	—	—	136,991	10,708,017
Randal J. Freitag	31,657	1,729,167	27,135	2,114,886
Lisa M. Buckingham	22,458	1,153,253	18,756	1,461,354
Ellen G. Cooper	1,300	81,002	16,515	1,290,680
Wilford H. Fuller	—	—	23,950	1,856,666

1.

Includes dividend equivalents paid out in additional shares of common stock upon the vesting of the underlying RSU and PSA awards. For Mr. Glass, the amount also reflects shares withheld on February 21, 2018 to cover employment taxes due on a grant of RSUs to comply with IRC tax-withholding regulations that apply to equity grants with early retirement provisions. For Ms. Buckingham and Messrs. Freitag and Fuller, the amount also reflects shares withheld on November 26, 2018 to cover employment taxes due on unvested grants of RSUs to comply with IRC tax-withholding regulations that apply to equity grants with early retirement vesting provisions.

2.

Amounts reported represent the total pre-tax value realized upon vesting, calculated as shares vested times the closing price of our common stock as reported on the composite tape of the NYSE on the applicable vesting date (or the last date before vesting that was a trading day for the NYSE).

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
66

Pension Benefits	EXECUTIVE COMPENSATION TABLES

PENSION BENEFITS

RETIREMENT PLANS

The LNC Retirement Plan. As of December 31, 2007, we converted our retirement program from a defined-benefit to a defined-contribution design. As a result, benefit accruals ceased (i.e., were “frozen”) under the Lincoln National Corporation Retirement Plan for Employees Hired Prior to January 1, 2008 (the “LNC Retirement Plan”), a defined benefit plan.

Excess Retirement Plan. The Lincoln National Corporation Excess Retirement Plan (the “Excess Plan”) paid, or “restored,” benefits that would have been paid under the LNC Retirement Plan if certain limits were not imposed by Sections 401(a) and 415 of the IRC. The Excess Plan calculated benefits using the same formula as the qualified retirement plans that it “restored,” but without the IRC limits. The amount of the qualified retirement benefit payment is then deducted from, or offset against, the benefit calculated under the Excess Plan.

When the LNC Retirement Plan was “frozen,” the Excess Plan was also “frozen.” In addition, if the Company undergoes a change of control, no enhanced benefits are payable under the Excess Plan.

The following table shows the present value of the “frozen” accrued benefit, as of December 31, 2018, under the LNC Retirement Plan and the Excess Plan for each of our NEOs who are eligible to participate in these plans.

PENSION BENEFITS

NAME	PLAN NAME	NUMBER OF YEARS OF CREDITED SERVICE[1] (#)	PRESENT VALUE OF ACCUMULATED BENEFIT[2] ($)	PAYMENTS DURING LAST FISCAL YEAR ($)
Dennis R. Glass	LNC Retirement Plan Excess Plan	13 13	729,966 2,536,511	— —
Randal J. Freitag	LNC Retirement Plan Excess Plan	11.5 11.5	315,998 15,403	— —
Lisa M. Buckingham		N/A	N/A	N/A
Ellen G. Cooper		N/A	N/A	N/A
Wilford H. Fuller		N/A	N/A	N/A

1.	No benefits have accrued under these plans after December 31, 2007.
2.

All present values were determined using the same interest rate and mortality assumptions used for financial reporting purposes. The amounts shown for Messrs. Glass and Freitag reflect the present value of the lump sum payable at normal retirement age (age 65 or current age if higher) converted using a discount rate of 4.75% and the IRS-prescribed IRC 417(e)(3) mortality table for 2019.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
67

EXECUTIVE COMPENSATION TABLES	Nonqualified Deferred Compensation

NONQUALIFIED DEFERRED COMPENSATION

We have adopted the DC SERP, a nonqualified plan that permits our NEOs and other eligible employees to defer amounts of salary and annual incentive bonus that cannot be deferred under our tax-qualified Employees’ 401(k) Plan due to the IRC limits.

The amount of eligible compensation (base salary and annual incentive bonus) that employees may contribute to the Employees’ 401(k) Plan is subject to annual plan and IRC limits. For 2018, Lincoln made the following contributions to the Employees’ 401(k) Plan:

▪	a dollar-for-dollar basic matching contribution on the first 6% of eligible compensation contributed; and
▪	a “core contribution” of 4% of eligible compensation (which contribution was made in the first quarter of 2019).

Any “core” contributions that cannot be contributed to the Employees’ 401(k) Plan due to plan and/or IRC limits are contributed to the DC SERP. The Company’s “transition contributions” to the Employees’ 401(k) Plan for certain employees based on age and years of service as of December 31, 2007 expired at the end of the 2017 plan year.

SPECIAL EXECUTIVE CREDIT

For all NEOs except Mr. Glass, an additional contribution — a “special executive credit” as a percentage of “Total Pay”—was made to the DC SERP in 2018 for the 2017 plan year.  Mr. Glass did not receive a special executive credit in 2018 because he received a transition credit in excess of 5% under the Employees’ 401(k) Plan in 2017.

Typically, special executive credits are calculated and credited to the DC SERP by March of the following year. For the purpose of determining the credit, “Total Pay” under the DC SERP is defined as base salary plus annual incentive bonus paid during the fiscal year. For each NEO, the special executive credit contributed in 2018 was calculated as follows: 15% of Total Pay, expressed as a percentage, offset by the total of: (a) the executive officer’s maximum basic matching contribution opportunity (6%); plus (b) core contributions (4%); plus (c) transition contributions, if any, (up to 8%) as determined under the Employees’ 401(k) Plan and the DC SERP, each expressed as a percentage. In accordance with the terms of the DC SERP, effective for the 2018 plan year, the special executive credit will equal 5% of Total Pay for each executive officer as a result of the expiration of the transition contributions.

The special executive credits for our NEOs (contributed in 2018 for the 2017 plan year), expressed as a percentage of Total Pay, were: 2.4% for Mr. Freitag and 5% for each of Mr. Fuller and Mses. Buckingham and Cooper.

Special executive credits vest on the earlier of: five years after becoming eligible to receive special executive credits under the DC SERP; death; eligibility for long-term disability benefits under a Company-sponsored plan; reaching age 62; or upon our change of control. However, executive officers as of January 1, 2008 — including Mr. Glass — were immediately vested in their special executive credits.

ADDITIONAL TERMS OF THE DC SERP

▪	We will pay out account balances based upon the total performance of the investment measures selected by the participant.
▪

Our NEOs may select from a menu of “phantom” investment options used as investment measures for calculating the investment return notionally credited to their deferrals. These are generally the same investment options that are available under the Employees’ 401(k) Plan.

▪

Amounts deferred and contributed under the DC SERP are credited to “notional” (or bookkeeping) accounts and are subsequently credited with earnings or losses mirroring the performance of the available investment options under the Employees’ 401(k) Plan.

▪	All matching contributions are initially invested in the same investment options that the participant has elected for salary and bonus deferrals and are credited with notional earnings or losses.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
68

Nonqualified Deferred Compensation	EXECUTIVE COMPENSATION TABLES

▪	Our NEOs may at any time change their investment elections or, subject to our Insider Trading and Confidentiality Policy, transfer amounts between investments.
▪

Our NEOs may change investment elections with respect to the LNC stock unit fund only during permitted trading “window” periods, which generally occur quarterly. We will issue actual shares of our common stock in settlement of these stock units when amounts credited to the LNC stock unit fund are actually paid to the participants. Before settlement, the participants have no rights associated with ownership of our common stock, including voting rights.

▪	The DC SERP is an unfunded plan and represents an unfunded promise to pay the benefits credited to each participant.

The table below provides information on each NEO’s deferrals and on contributions we made to the DC SERP on their behalf during 2018. It also shows each NEO’s aggregate balance under the DC SERP as of December 31, 2018.

NONQUALIFIED DEFERRED COMPENSATION

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FY1 ($)	COMPANY CONTRIBUTIONS IN LAST FY2 ($)	AGGREGATE EARNINGS IN LAST FY ($)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE LAST FYE[3] ($)
Dennis R. Glass	315,909	299,409	(1,217,266)	—	25,799,206
Randal J. Freitag	133,435	160,598	2,290	134,470	2,320,921
Lisa M. Buckingham	183,583	170,829	(119,823)	—	2,825,176
Ellen G. Cooper	106,772	164,413	33,271	—	1,330,737
Wilford H. Fuller	137,313	202,505	(934,837)	—	4,276,594

1.

Amounts shown reflect deferral of a portion of salary for 2018 (included as Salary in the Summary Compensation Table for 2018) and deferral of a portion of the AIP amounts paid in 2018 relating to 2017 performance (included as Non-Equity Plan Compensation in the Summary Compensation Table for 2017). These amounts are:

Named Executive Officer	Salary ($)	Incentive Plan ($)
Dennis R. Glass	77,940	237,969
Randal J. Freitag	46,457	86,977
Lisa M. Buckingham	66,781	116,802
Ellen G. Cooper	36,163	70,609
Wilford H. Fuller	49,645	87,667

2.	Amounts shown reflect our employer contributions into the DC SERP during 2018.
3.

In addition to the amounts shown in footnote 1 above, this column includes amounts that were reported in prior years’ Summary Compensation Tables to the extent the NEO was an NEO in one or more prior years. These amounts are as follows: $2,219,010 for Mr. Glass; $575,985 for Mr. Freitag; $133,241 for Ms. Buckingham; $88,969 for Ms. Cooper; and $735,708 for Mr. Fuller.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
69

EXECUTIVE COMPENSATION TABLES	Potential Payments upon Termination or Change of Control

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The narrative below describes the various termination and change-of-control arrangements applicable to our NEOs that are not broadly available to our employees on a non-discriminatory basis. The narrative is followed by a table showing potential payments each NEO would have received in the event of their termination of employment (voluntary, involuntary or in connection with our change of control) occurring on December 31, 2018.

CHANGE-OF-CONTROL ARRANGEMENTS

All of our executive officers, including our NEOs, are eligible to participate in the LNC COC Plan. NEOs become eligible for benefits under the LNC COC Plan if (either in anticipation of or within two years after our change of control):

▪

the NEO’s employment is terminated by the Company for any reason other than “cause” (defined as conviction of a felony, fraudulent or willful misconduct by the executive that is materially and demonstrably injurious to our business or reputation, or the willful and continued failure of the executive to perform his or her duties, despite warning notices) or the NEO’s death or disability; or

▪

the NEO terminates his or her employment for “good reason” (defined as a “material and adverse” change in the NEO’s responsibilities, a reduction in salary or target annual incentive bonus opportunity, or our failure to provide compensation and benefits materially similar to those offered in the past – with the exception of broad-based changes to our benefit plans that affect a significant portion of our employees).

If the conditions for payment under the LNC COC Plan are met, the Company would make a cash payment to the NEO based on a multiple of “annual base salary” and “target bonus.” For purposes of the LNC COC Plan:

▪	“annual base salary” means the highest annual rate of salary during the 12-month period immediately preceding the date of termination; and
▪

“target bonus” means the target set for annual incentive bonus under the AIP for the calendar year in which the NEO’s employment was terminated or for the year in which the change of control occurred, whichever is higher.

The amounts payable under the LNC COC Plan would be determined as follows:

Chief Executive Officer	3 times annual base salary	+	3 times target bonus
All Other Participating Executives (including our other NEOs)	2 times annual base salary	+	2 times target bonus

Benefits offered under the LNC COC Plan do not include any tax “gross ups” to cover any excise tax amounts deemed to be “excess parachute payments” under IRC Section 280G.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
70

Potential Payments upon Termination or Change of Control	EXECUTIVE COMPENSATION TABLES

In addition to the cash payment, our NEOs would receive the following additional benefits and benefit enhancements under the LNC COC Plan:

▪

Reimbursement, for a maximum of 18 months, of premiums the NEO paid for the continuation of coverage under our welfare benefit plans in accordance with the Consolidated Omnibus Budget Reconciliation Act (“COBRA”);

▪

For purposes of determining eligibility for retiree medical and dental coverage, additional credited service equal to the period that severance pay would be payable to the NEO under our broad-based employees’ severance plan;

▪

Vesting of AIP and LTI awards for each completed performance period, with awards for open performance periods paid at target and pro-rated to reflect the date on which the termination occurred and paid out at the end of the performance period (although the Compensation Committee has discretion under the ICP to fully vest awards); and

▪

Reimbursement of the cost of outplacement services, up to a maximum of 15% of the NEO’s highest rate of annual base salary during the 12-month period immediately preceding the date of employment termination.

NEOs in the LNC COC Plan may be eligible to receive payments under the LNC Severance Pay Plan or other severance arrangements (as described below). However, any payments they receive under those plans would reduce, on a dollar-for-dollar basis, the amount of any cash payment they receive under the LNC COC Plan.

As a condition to an NEO’s receiving payments or benefits, the LNC COC Plan imposes non-disparagement and confidentiality obligations, as well as a non-solicitation obligation for two years following termination of the executive’s employment.

CHANGE-OF-CONTROL FEATURES OF OTHER PLANS AND PROGRAMS

Options and RSUs

Unvested grants of Options and RSUs will vest and become either immediately exercisable or non-forfeitable only upon: (i) our change of control; and (ii) either: (a) termination of the executive’s employment for any reason other than “cause;” or (b) the executive’s termination of his or her employment for “good reason.” In addition, the Compensation Committee may determine whether outstanding PSAs will be paid in shares immediately upon our change of control, including the discretion as to whether to pay at target or maximum.

Severance Plans

We sponsor the Officers’ Severance Plan, which provides 78 weeks of severance benefits to our executive officers, including our NEOs, except our CEO, who is not eligible for the plan. Payments of these benefits begin no earlier than six months after the date the officer’s job was eliminated.

To qualify for benefits under the Officers’ Severance Plan, an officer must sign our standard form of agreement, waiver and release of claims, which includes forfeiture provisions for competition and solicitation, among other conditions.

All officers, including NEOs, also participate in the LNC Severance Pay Plan, a broad-based severance plan available to all employees on an equal basis, with benefits triggered by job elimination or job restructuring.

Deferred Compensation Plan

Upon our change of control, our NEOs will receive the following benefit enhancements under the DC SERP:

▪	Any unvested special executive credits will vest immediately.
▪

Executives eligible for benefits under the LNC COC Plan, as of the date of our change of control and who separate from service within two years after such change of control, will receive an additional two (or three, in the case of our CEO) years’ worth of core contributions, matching contributions, and special executive credits.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
71

EXECUTIVE COMPENSATION TABLES	Potential Payments upon Termination or Change of Control

POTENTIAL PAYMENTS TABLE

The following table shows potential payments to each NEO if the NEO’s employment were terminated as a result of:

▪early retirement or voluntary termination;	▪involuntary termination following our change of control;
▪involuntary not-for-cause termination;	▪disability; or
▪for-cause termination;	▪death.

Please note the following regarding the amounts in the table:

▪

Under the DC SERP, the amounts shown in the Nonqualified Deferred Compensation Table on page 69 under the Aggregate Balance at fiscal year-end were fully vested as of December 31, 2018, and therefore are fully payable and unaffected by the various termination scenarios. The DC SERP amounts are shown as lump sums, but are payable as either lump sums or as 5-, 10-, 15- or 20-year annual installments.

▪

The amounts assume that termination was effective December 31, 2018, and are therefore estimates. The amounts actually paid at termination would differ from these estimates, which constitute forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Additional assumptions are described in footnotes to the table.

Long-term incentive compensation reflects equity-based awards that had not yet vested on the date of a termination event for which vesting continues post-termination or is accelerated as a result of the termination event. All awards held by each NEO at December 31, 2018, that would have become vested and/or exercisable upon a termination event are shown at a value using the closing price of our common stock on December 31, 2018, which was $51.31. In general, vesting occurs as follows:

▪

Options – Unvested Options will vest and become exercisable upon the NEO’s death or disability. Unvested Options will also vest and become immediately exercisable following our change of control if: (a) the executive’s employment is terminated by the Company for any reason other than “cause;” or (b) the executive terminates his or her employment for “good reason.” If an NEO, other than the CEO, retires, the Options will vest pro rata for the time the NEO was employed during the vesting period, unless the NEO retires at age 62 or older, in which case the Options vest in full upon retirement. Options granted to our CEO will vest in full upon retirement. If an NEO is eligible for retirement (or meets the alternative definition of retirement in the award agreement), in the event of an involuntary termination not-for-cause, his or her unvested Options will be treated in the same manner as upon his or her retirement.

▪

Unvested RSUs will vest upon the NEO’s death or disability. Unvested RSUs will also vest upon our change of control if: (a) the NEO’s employment is terminated for any reason other than “cause”; or (b) the executive terminates his or her employment for “good reason.” If an NEO, other than the CEO, retires, the annual RSU grants under the LTI will vest pro rata for the time the executive was employed during the vesting period. If our CEO retires, his RSUs vest in full. If an NEO is eligible for retirement (or otherwise meets the alternative definition of retirement in the award agreement), in the event of an involuntary termination not-for-cause, his or her RSUs will be treated in the same manner as upon his or her retirement.

▪

PSAs — Upon the NEO’s death or disability, the PSAs will vest. Unvested PSAs will also vest upon our change of control if: (a) the NEO’s employment is terminated for any reason other than “cause”; or (b) the executive terminates his or her employment for “good reason.” For all NEOs other than our CEO, such PSAs are shown in the following table as vesting on a pro rata basis. If an NEO, other than the CEO, retires, the PSAs will vest pro rata for the time the executive was employed during the performance period. If our CEO retires, his PSAs will be eligible to vest in full. If an NEO is eligible for retirement (or otherwise meets the alternative definition of retirement in the award agreement), in the event of an involuntary termination not-for-cause, his or her PSAs will be treated in the same manner as upon his or her retirement. Under all termination events except our change of control, the PSAs are paid only at the end of the actual performance cycle once the results have been certified by the Compensation Committee. The effect of our change of control is discussed in detail beginning on page 70. PSA amounts in the following table are calculated based on actual results for the 2016-2018 performance cycle and payouts at target for the 2017-2019 and 2018-2020 performance cycles.

The following table excludes benefits — such as accrued vacation pay, distributions from the Employees’ 401(k) Plan, disability benefits, and life insurance benefits equal to one times salary — that all employees are eligible to receive on the same basis.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
72

Potential Payments upon Termination or Change of Control	EXECUTIVE COMPENSATION TABLES

Amounts in the table are estimates based on a hypothetical termination on December 31, 2018.

POTENTIAL PAYMENTS

BENEFITS AND PAYMENTS	TRIGGER EVENTS
	EARLY RETIREMENT[1] /VOLUNTARY TERMINATION ($)	INVOLUNTARY NOT-FOR-CAUSE TERMINATION[2] ($)	FOR-CAUSE TERMINATION ($)	INVOLUNTARY TERMINATION AFTER CHANGE- OF-CONTROL ($)	DISABILITY ($)	DEATH ($)
Dennis R. Glass
Compensation:
Annual Incentive Compensation	3,187,600	3,187,600	—	3,187,600	3,187,600	3,187,600
Options	778,258	778,258	—	778,258	778,258	778,258
RSUs	12,326,920	12,326,920	—	12,326,920	12,326,920	12,326,920
PSAs[3]	11,051,096	11,051,096	—	11,051,096	11,051,096	11,051,096
Benefits & Perquisites:
DC SERP[4]	199,606	462,863	199,606	1,753,650	199,606	462,863
Miscellaneous Payments[5]	—	—	—	222,799	—	—
Cash Severance	—	—	—	11,700,000	—	—
Total	27,543,480	27,806,737	199,606	41,020,323	27,543,480	27,806,737
Randal J. Freitag
Compensation:
Annual Incentive Compensation	1,237,714	1,237,714	—	1,237,714	1,237,714	1,237,714
Options	269,690	269,690	—	317,539	317,539	317,539
RSUs	1,174,896	1,174,896	—	1,705,031	1,705,031	1,705,031
PSAs	2,909,602	2,909,602	—	2,909,602	3,501,548	3,501,548
Benefits & Perquisites:
DC SERP[4]	77,956	189,152	77,956	545,876	77,956	189,152
Miscellaneous Payments[5]	—	14,040	—	142,749	—	—
Cash Severance	—	2,731,875	—	3,642,500	—	—
Total	5,669,859	8,526,969	77,956	10,501,011	6,839,788	6,950,984
Lisa M. Buckingham
Compensation:
Annual Incentive Compensation	—	1,022,036	—	1,022,036	1,022,036	1,022,036
Options	156,701	156,701	—	184,503	184,503	184,503
RSUs	683,090	683,090	—	1,101,061	1,101,061	1,101,061
PSAs	1,688,937	1,688,937	—	1,688,937	2,032,081	2,032,081
Benefits & Perquisites:
DC SERP[4]	62,433	154,245	62,433	440,756	62,433	154,245
Miscellaneous Payments[5]	—	21,060	—	142,168	—	—
Cash Severance	—	2,286,900	—	3,049,200	—	—
Total	2,591,161	6,012,969	62,433	7,628,661	4,402,115	4,493,926

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
73

EXECUTIVE COMPENSATION TABLES	Potential Payments upon Termination or Change of Control

POTENTIAL PAYMENTS (CONT’D.)

BENEFITS AND PAYMENTS	TRIGGER EVENTS
	EARLY RETIREMENT[1] /VOLUNTARY TERMINATION ($)	INVOLUNTARY NOT-FOR-CAUSE TERMINATION[2] ($)	FOR-CAUSE TERMINATION ($)	INVOLUNTARY TERMINATION AFTER CHANGE- OF-CONTROL ($)	DISABILITY ($)	DEATH ($)
Ellen G. Cooper
Compensation:
Annual Incentive Compensation	—	972,113	—	972,113	972,113	972,113
Options	—	—	—	204,956	204,956	204,956
RSUs	—	—	—	1,295,783	1,295,783	1,295,783
PSAs	—	—	—	1,910,015	2,340,249	2,340,249
Benefits & Perquisites:
DC SERP[4]	60,181	149,158	60,181	415,870	60,181	149,158
Miscellaneous Payments[5]	—	21,060	—	129,766	—	—
Cash Severance	—	2,080,516	—	2,774,021	—	—
Total	60,181	3,222,846	60,181	7,702,523	4,873,281	4,962,258
Wilford H. Fuller
Compensation:
Annual Incentive Compensation	—	1,309,595	—	1,309,595	1,309,595	1,309,595
Options	250,721	250,721	—	295,204	295,204	295,204
RSUs	1,076,176	1,076,176	—	1,553,923	1,553,923	1,553,923
PSAs	2,676,945	2,676,945	—	2,676,945	3,209,184	3,209,184
Benefits & Perquisites:
DC SERP[4]	75,814	184,330	75,814	542,554	75,814	184,330
Miscellaneous Payments[5]	—	21,060	—	144,827	—	—
Cash Severance	—	2,715,750	—	3,621,000	—	—
Total	4,079,656	8,234,578	75,814	10,144,049	6,443,720	6,552,237
1.

Based on their age and years of service, for Messrs. Glass and Freitag, this column reflects benefits based on retirement under our plans. For Mr. Fuller and Ms. Buckingham, this column reflects benefits based on the alternative definition of retirement reflected in the equity agreements. For Ms. Cooper, this column reflects benefits payable under a voluntary termination scenario.

2.

Because of Messrs. Glass and Freitag’s years of service and age, if their employment were involuntarily terminated other than for cause, they would be entitled to the same benefits as if they had retired under our plans. As a result, this column shows benefits based on retirement under our plans. For Mr. Fuller and Ms. Buckingham, because they meet the alternative definition of retirement, the equity awards are shown as prorated in accordance with the terms of their award agreements. For Ms. Cooper, the amounts shown in this column are payable only if she has been “job eliminated” (as defined in our plan document), and has signed and not revoked an agreement, waiver and release in a form acceptable to the Company.

3.	Because of Mr. Glass’ years of service and age, and the retirement provisions applicable to his awards, for all trigger events except termination for cause, his PSAs would be payable.
4.

For each NEO, the values for the DC SERP do not reflect the year-end balance shown in the Nonqualified Deferred Compensation Table on page 69, as they are fully vested in this amount, which would be payable under each scenario. The excess core contribution credited to the DC SERP in 2019 to each NEO for the 2018 plan year is payable under each scenario. The special executive credit credited to the DC SERP in 2019 to each NEO for the 2018 plan year is payable in the event of death or involuntary termination other than for cause. Upon involuntary termination after change of control, Mr. Glass receives an additional three years, and each other NEO receives an additional two years, of employer contributions under the DC SERP provisions based on his or her rate of pay and target bonus percentage in effect at the date of termination.

5.

Amounts shown under Involuntary Not-for-Cause Termination reflect a cash stipend provided over the severance period. Amounts shown under Involuntary Termination after Change of Control reflect amounts for outplacement, tax preparation and financial planning services, and COBRA reimbursement for health and dental benefits for 18 months.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
74

CEO Pay Ratio	EXECUTIVE COMPENSATION TABLES

CEO PAY RATIO

Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, require companies to disclose certain information about the annual total compensation of our employees and the annual total compensation of our CEO, Mr. Dennis Glass.

Median Employee Identification Process

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:

▪

We determined that, as of December 31, 2018, our employee population consisted of approximately 11,000 individuals as reported in Item 1, Business, in our 2018 Annual Report. This population consisted of our full-time, part-time, and temporary employees. We selected December 31, 2018, which is within the last three months of 2018, as the date upon which we would identify the “median employee” because it enabled us to make such identification in a reasonably efficient and economical manner.

▪

To identify the “median employee” from our employee population, we compared the Medicare eligible amount of salary, wages, and other compensation of our employees as reflected in our payroll records as reported to the Internal Revenue Service on Form W-2 for 2018.

▪

We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation. Since our employees are located in the United States, as is our CEO, we did not make any cost-of-living adjustments in identifying the “median employee.”

Calculation of the Pay Ratio

Once we identified our median employee, we combined all of the elements of such employee’s compensation for 2018 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $70,828. With respect to the total annual compensation of our CEO, we used the amount reported in the “Total” column of our 2018 Summary Compensation Table on page 59 of this proxy statement.

Pay Ratio

For 2018, our last completed fiscal year:

▪	The median of the annual total compensation of all employees of our company (other than our CEO) was $70,828; and
▪	The annual total compensation of our CEO, as reported in the Summary Compensation Table included elsewhere in this proxy statement, was $14,422,495.

Based on this information, for 2018 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 204 to 1.

The above pay ratio and annual total compensation amount are reasonable estimates that have been calculated using methodologies and assumptions permitted by SEC rules. We note that the ratio and total compensation amount may not be directly comparable to those of other companies because the methodologies and assumptions used to identify the median employee and determine that employee’s total compensation, the composition and location of the workforce, and other factors may vary significantly among companies.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
75

ITEM 4 SHAREHOLDER PROPOSAL INDEPENDENT BOARD CHAIRMAN

ITEM 4 | SHAREHOLDER PROPOSAL REGARDING INDEPENDENT BOARD CHAIRMAN

We expect the following proposal (Proposal 4 on the proxy card and voting instruction card) to be presented by a shareholder at the Annual Meeting. In accordance with SEC rules, the shareholder proposal is presented below as submitted by the shareholder. The Company disclaims all responsibility for the content of the proposal and the supporting statement, including other sources referenced in the supporting statement. Names, addresses and shareholdings of the shareholder proponent will be supplied promptly upon oral or written request made to the Corporate Secretary.

RESOLUTION PROPOSED BY SHAREHOLDER:

PROPOSAL 4 – INDEPENDENT BOARD CHAIRMAN

Shareholders request our Board of Directors to adopt as policy, and amend our governing documents as necessary, to require henceforth that the Chair of the Board of Directors, whenever possible, to be an independent member of the Board. The Board would have the discretion to phase in this policy for the next Chief Executive Officer transition, implemented so it does not violate any existing agreement.

If the Board determines that a Chairman, who was independent when selected is no longer independent, the Board shall select a new Chairman who satisfies the requirements of the policy within a reasonable amount of time. Compliance with this policy is waived if no independent director is available and willing to serve as Chairman. This proposal requests that all the necessary steps be taken to accomplish the above.

Caterpillar is an example of a company changing course and naming an independent board chairman. Caterpillar had opposed a shareholder proposal for an independent board chairman at its annual meeting. Wells Fargo also changed course and named an independent board chairman.

An independent Chairman is best positioned to build up the oversight capabilities of our directors which appear to be compromised as our stock fell from $75 to $63 in the year leading up to the submittal of this proposal.

For instance 3 directors had 17 to 33-years long-tenure:

Michael Mee  17-years Eric Johnson  20-years Leanne Lachman  33-years

Long-tenure can impair the independence of a director no matter how well qualified. Independence is a priceless attribute in a director.

Directors Deirdre Connelly, Leanne Lachman, Lynn Utter and Michael Mee owned zero voting shares and yet are paid about $40,000 a week for the time they devote to Lincoln National.

Mr. Mee was on the Executive Pay Committee and Dennis Glass had an annual paycheck of $22 million.

Meanwhile there are challenges like the following that face our company that need to be managed well and prevented from reoccurring that could be helped by having an independent chairman to run the Board of Directors:

Putative Class Action lawsuits over alleged overcharges of universal life insurance policies, Pennsylvania October 2018

Putative Class Action over alleged unjust enrichment from excessive cost of insurance for universal life insurance policies, New York
June 2018

An independent Chairman is best positioned to build up the oversight capabilities of our directors while our CEO addresses the challenging day-to-day issues facing the company. The roles of Chairman of the Board and CEO are fundamentally different and should not be held by the same person. There should be a clear division of responsibilities between these positions to insure a balance of power and authority on the Board.

Please vote yes:
Independent Board Chairman - Proposal 4

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
76

ITEM 4 SHAREHOLDER PROPOSAL INDEPENDENT BOARD CHAIRMAN

OUR RESPONSE – STATEMENT IN OPPOSITION TO PROPOSAL:

The Board has carefully reviewed the foregoing proposal and unanimously recommends a vote AGAINST this proposal because we believe it is not in the best long-term interests of the Company and its shareholders. The Board agrees with the importance of a strong independent Board to represent the interests of shareholders, and all of our current directors, except our CEO, are independent.  Moreover, the Board agrees with the importance of strong independent leadership on the Board and has had an independent director serving in the Chairman role since 2007. However, the Board believes that formally separating the roles of CEO and Chairman, as proposed by the proposal’s unnecessarily rigid requirement, is not necessary to ensure a strong independent board of directors, and we believe that it is in the best interests of our shareholders to retain flexibility to determine the optimal leadership structure at any given time. The Board’s determination as to the appropriate Board leadership structure is part of the regular Board succession planning process, and the Board’s determination as to who should serve as the Board Chairman is based on the qualifications of the director and the best interests of the Company at that time. In addition, we believe that the independence of our key committees and other strong corporate governance practices ensure and encourage independent oversight.

Since 2007, we have continuously had an independent director serving in the Chairman role.

Under our Corporate Governance Guidelines, the majority of our Board is required to be “independent” as defined by SEC rules and NYSE listing standards, and all of our current directors have been determined to be independent with the exception of our CEO, Mr. Glass. The Board elects its Chairman annually, and, for each of the last 12 years, our Board has elected an independent director to serve as Board Chairman.

We have currently separated the roles of CEO and Chairman. The CEO is responsible for setting the Company’s performance and strategic direction and for day-to-day leadership, while the Chairman provides guidance to the CEO and management, consults on the agenda for the Board meetings, acts as the key liaison between the Board and management, and presides over meetings of the full Board and of the independent directors. He also has the authority to call special meetings of the Board. However, as discussed further below, the Board has no set policy requiring that the Chairman be an independent member of the Board nor that the offices of CEO and Chairman be separate. The Board believes that the decision on whether to separate these roles should be part of the Company’s regular Board succession planning process and be made based on the best interests of the Company.

We believe a flexible leadership structure is the most effective for the Company and its shareholders.

The Board values the flexibility of selecting the structure of leadership best suited to meet the needs of the Company and its shareholders. Given the constantly evolving and dynamic business and economic environment in which we operate, the Board believes that the right leadership structure may vary as circumstances warrant.

Under the Company’s Corporate Governance Guidelines, the Board is permitted to change its leadership structure if it determines that doing so is appropriate and in the best interests of the Company and its shareholders at a given time. The Board carefully considers the merits of separating or combining the Chairman and CEO positions, including whether the Chairmanship should be held by an independent director, whenever a CEO change occurs or the Chairman is elected. The Guidelines also provide the flexibility for the Board to designate a Lead Director from among the outside directors if it has not elected a non-executive Chairman. The Lead Director role is empowered under the Guidelines with the same functions as the non-executive Chairman role.

The Board believes that the decision as to who will serve as Chairman, including whether to separate or combine the roles of Chairman and CEO, should be based on the unique circumstances and challenges confronting the Company at any given time, as well as the individual skills and experiences that may be required in an effective Chairman at that time. Eliminating the flexibility to select a structure of leadership, as the proponent requests, based on the facts and circumstances presented at a particular point in time is unnecessarily rigid.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
77

ITEM 4 SHAREHOLDER PROPOSAL INDEPENDENT BOARD CHAIRMAN

The Board’s Audit, Compensation, Corporate Governance and Finance Committees are comprised entirely of independent directors.

Furthermore, the primary oversight of key financial, accounting, compensation and governance matters for the Company is entrusted to Board committees comprised of independent directors. Each of the Audit Committee, the Compensation Committee, the Corporate Governance Committee, and the Finance Committee are required by their charters to be comprised solely of independent directors and, as such, each committee is chaired by an independent director. These committees play a critical role in our governance and strategy, and each committee has access to management and the authority to retain independent advisors as it deems appropriate.

We employ a number of other strong corporate governance practices that ensure independent oversight and viewpoints.

A fixed policy requiring an independent Board Chairman is also unnecessary given the Company’s other strong corporate governance practices that encourage independent oversight and viewpoints, including:

▪	An overwhelmingly independent Board;
▪	Annual election of directors;
▪	A majority voting standard for the election of directors, and a director resignation policy for directors in an uncontested election;
▪	Shareholder right, at a 10% ownership threshold, to call a special meeting to transact company business;
▪	Proxy access;
▪	Procedures for shareholders to recommend director candidates to the Corporate Governance Committee (as described further under “Director Nomination Process” beginning on page 8);
▪	Robust evaluation processes for each of the Board, our Committees and individual directors; and
▪	Channels for shareholders to communicate directly with members of the Board (as described further under “Communications with Directors” beginning on page 16).

In light of the Board’s more than decade-long history of having an independent Chairman, the independence of our key Board committees and our other strong corporate governance practices, coupled with the Board’s belief that a flexible leadership structure is the most effective for the Company and our shareholders, the Board believes that the proposal is unnecessarily rigid, and that its adoption is not in the best long-term interests of our shareholders.

For these reasons, the Board of Directors unanimously recommends a vote AGAINST the foregoing shareholder proposal, Item 4.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
78

ITEM 5 SHAREHOLDER PROPOSAL AMENDING PROXY ACCESS

ITEM 5 | SHAREHOLDER PROPOSAL REGARDING AMENDING SHAREHOLDER PROXY ACCESS

We expect the following proposal (Proposal 5 on the proxy card and voting instruction card) to be presented by a shareholder at the Annual Meeting. In accordance with SEC rules, the shareholder proposal is presented below as submitted by the shareholder. The Company disclaims all responsibility for the content of the proposal and the supporting statement, including other sources referenced in the supporting statement. Names, addresses and shareholdings of the shareholder proponent will be supplied promptly upon oral or written request made to the Corporate Secretary.

RESOLUTION PROPOSED BY SHAREHOLDER:

PROPOSAL 5 – ENHANCE SHAREHOLDER PROXY ACCESS

RESOLVED: Stockholders ask the board of directors to amend its proxy access bylaw provisions and any associated documents, to include the following change:

A shareholder proxy access director candidate shall not need to obtain a specific percentage vote in order to qualify as a shareholder proxy access director candidate at any future shareholder meeting.

This proposal is important because a shareholder proxy access candidate might not obtain the current required 25%-vote (and thus be unfortunately disqualified the following year under our current rule) even if he or she is better qualified than certain existing directors.

Shareholders may simply believe that at the time of the annual meeting that the company is not ready for a proxy access candidate and hence may not support the candidate because the timing is not right.

A year later a majority of shareholders might determine that circumstances have changed and the timing is right. Hence shareholders should be able to vote for such a highly qualified candidate.

The following are just a few of the scores of companies that do not require a proxy access director candidate to obtain a specific percentage vote in order to be a candidate the following year:

Citigroup (C)

eBay (EBAY)

FedEx (FDX)

Goodyear (GT)

Home Depot (HD)

Stockholder proposals such as this have taken a leadership role in improving the governance rules of our company. After receiving shareholder proposals Lincoln National eliminated the need for shareholders to obtain 75%-votes on certain important issues (2017), adopted a rudimentary right for shareholder proxy access for shareholder-nominated directors (2017) and adopted a right for 10% of shares to call for a special meeting (2018).

Please vote yes:

Enhance Shareholder Proxy Access - Proposal 5

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
79

ITEM 5 SHAREHOLDER PROPOSAL AMENDING PROXY ACCESS

OUR RESPONSE – STATEMENT IN OPPOSITION TO PROPOSAL:

The Board has carefully reviewed the foregoing proposal and unanimously recommends a vote AGAINST this proposal because we believe it is not in the best long-term interests of the Company and its shareholders. As discussed below, we have already adopted proxy access bylaws for our shareholders that we believe are aligned with current best practices, providing shareholders with meaningful and appropriate proxy access rights, and we believe that such rights strike the appropriate balance between the benefits and risks of proxy access. The proposal seeks the adoption of a provision that would unnecessarily disrupt that balance by increasing the potential for proxy access misuse and the imposition of administrative burden and expense in connection with a nominee who has demonstrated a lack of meaningful shareholder support. In addition, we believe that the Company’s overall corporate governance reflects best practices and provides shareholders with meaningful rights to communicate their views and ensure Board accountability and responsiveness to shareholders.

We have already adopted proxy access bylaws that we believe are aligned with best practices and strike the appropriate balance between providing shareholders with meaningful proxy access rights while balancing the interests of all of our shareholders.

In January 2017, the Board adopted proxy access bylaws, which permit a shareholder (or a group of up to 20 shareholders) owning, continuously for at least three years, shares of our outstanding common stock representing at least 3% of the vote entitled to be cast on the election of directors, to nominate and include in our proxy materials director candidates constituting up to 20% of the Board. We believe that our proxy access bylaws are consistent with market practice and strike the appropriate balance between providing our shareholders with meaningful proxy access rights, on the one hand, and, on the other hand, protecting the interests of all shareholders by mitigating the potential for misuse by individuals whose interests are not aligned with the majority of our shareholders. The change to the Company’s proxy access right requested by this proposal would upset that balance.

The absence of a percentage vote requirement for renomination as requested by the proposal would increase the potential for proxy access misuse and the imposition of administrative burden and expense in connection with a nominee who has demonstrated a lack of meaningful shareholder support, and may prevent other eligible candidates from being nominated by other shareholders.

As a condition to renomination as a director at the next two subsequent annual meetings, our proxy access right requires a vote of 25% or more in favor of that nominee at the preceding annual meeting. The proposal requests that this limitation be removed. The Board believes that the minimum vote requirement is a reasonable limitation that protects against proxy access misuse. The minimum vote requirement prevents the renomination of a candidate who has failed to garner significant shareholder support in prior elections and thereby avoids the imposition on the Company and its shareholders of the administrative burden, expense and distraction of the proxy access process associated with a candidate who has been clearly and recently rejected by shareholders. The 25% threshold represents less than half of the majority vote required for election as one of our directors. In addition, the limitation prevents a shareholder or group of shareholders from potentially crowding out other candidates who may be proposed by other shareholders and who may be able to receive a greater level of support in an election of directors.

We have adopted a number of other governance practices and mechanisms that provide shareholders the ability to communicate their views and ensure Board accountability and responsiveness to shareholders.

The unnecessary, and potentially shareholder value-destructive, change requested by this proposal should be viewed in light of the Company’s existing corporate governance practices, its demonstrated willingness to discuss Company business with shareholders, and its responsiveness to shareholders. The Company has strong corporate governance practices, provides ample avenues of communication between the Company and its shareholders, and has a proven record of accountability.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
80

ITEM 5 SHAREHOLDER PROPOSAL AMENDING PROXY ACCESS

The Company’s current corporate governance practices reflect the Board’s dedication to being responsive and accountable to shareholders. The Company solicits and values shareholder discussion and input on corporate governance matters, and, together, management and the Board regularly assess and refine the Company’s corporate governance policies and procedures to take into account evolving best practices and to address feedback provided by shareholders and other stakeholders.

In addition to providing for proxy access in our bylaws, the Company has implemented numerous other corporate governance measures to ensure that the Board remains accountable to our shareholders, to provide shareholders with greater influence on the nomination and election of directors, and to afford shareholders the ability to directly communicate their views to the Board and make their views known.  Some of these measures are:

▪	Our shareholders have the opportunity to cast a vote with respect to all of our directors at least once per year—our Board is de-classified and directors serve one-year terms;
▪	We have a majority voting standard for the election of directors, and a director resignation policy for directors in an uncontested election;
▪	Our shareholders have the right (at a 10% ownership threshold) to call a special meeting to transact company business;
▪	The Chairman of the Board is an independent director;
▪

All of the Company’s directors, with the exception of the CEO, are independent and each of the Audit, Compensation, Corporate Governance and Finance Committees are entirely composed of independent directors;

▪	Shareholders are able to recommend director candidates to the Corporate Governance Committee (as described further under “Director Nomination Process” beginning on page 8);
▪	We align our directors’ interests with those of our shareholders through robust stock ownership requirements;
▪

The Board greatly values shareholder discussion and input and provides channels for shareholders to communicate directly with members of the Board (as described further under “Communications with Directors” beginning on page 16);

▪	Our Board and committees conduct annual self-evaluations;
▪	Our Board also evaluates each director nominee on an annual basis;
▪	We have appointed two new independent directors to the Board in the last three years; and
▪	We eliminated super majority voting provisions from our Restated Articles of Incorporation and bylaws.

In light of the Board’s belief that the Company’s existing proxy access bylaws are aligned with best practices and strike the appropriate balance between the benefits and risks of proxy access, the potential for the proposed proxy access amendment to unnecessarily disrupt that balance by increasing the potential for proxy access misuse and the imposition of increased administrative burden and expense in connection with a nominee who has demonstrated a lack of meaningful shareholder support, and the Board’s demonstrated commitment to strong corporate governance and responsiveness to shareholders, the Board believes that the adoption of this shareholder proposal is unnecessary, and that it is not in the long-term interests of all of our shareholders.

For these reasons, the Board of Directors unanimously recommends a vote AGAINST the foregoing shareholder proposal, Item 5.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
81

6
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

William H. Cunningham, Eric G. Johnson, Michael F. Mee and Patrick S. Pittard served on the Compensation Committee during 2018. No member of the Compensation Committee had any relationship requiring disclosure under the “Related-Party Transactions,” as discussed below, and no member was an employee, officer, or former officer of us or our subsidiaries. In addition, no member of the Board is an executive officer of another entity at which one of our executive officers serves on the Board of Directors.

RELATED-PARTY TRANSACTIONS

Our Corporate Governance Committee has a written policy for reviewing, approving and ratifying transactions with related parties. This policy applies to any transaction or proposed transaction that we must disclose publicly to comply with SEC rules, and it requires that the Corporate Governance Committee (or the full Board) pre-approve or ratify such transactions. In approving or ratifying any transaction or proposed transaction, the Corporate Governance Committee must determine that the transaction is fair and reasonable to Lincoln and otherwise complies with our policy on conflicts of interest. This policy does not require the Corporate Governance Committee to obtain a fairness opinion or other third-party support for its actions, although it has discretion to do so. If the Corporate Governance Committee does not ratify a transaction with a related party, Lincoln and/or the related party must make all reasonable efforts to terminate or unwind the transaction.

The policy does not apply to transactions in which we, our subsidiaries or affiliated planners provide insurance, annuities, mutual funds or similar products, or financial services on terms and conditions substantially similar to those available to similarly situated third parties in arm’s-length transactions. This exception also applies to products and services provided to or by an entity of which a related person is an executive officer or employee, provided that the related person receives the same benefits generally available to employees having an equivalent title at the other entity.

BlackRock, Inc. (“BlackRock”), acting in various fiduciary capacities, filed a Schedule 13G/A with the SEC, reporting that as of December 31, 2018, BlackRock beneficially owned approximately 8.4% of our outstanding common stock. In the ordinary course of business, our subsidiaries have agreements with subsidiaries of BlackRock to distribute, and include in certain of our products, BlackRock funds.  In 2018, our subsidiaries recorded revenues of approximately $11.0 million from BlackRock subsidiaries under these agreements. In addition, BlackRock provides sub-advisory and investment management services to our subsidiaries. For 2018, our subsidiaries paid BlackRock approximately $5.5 million in the aggregate for these services.

JPMorgan Chase & Co. (“JPMorgan”), acting in various fiduciary capacities, filed a Schedule 13G with the SEC, reporting that as of December 31, 2018, JPMorgan beneficially owned approximately 5.0% of our outstanding common stock. In the ordinary course of business, our subsidiaries have agreements with subsidiaries of JPMorgan to distribute, and include in certain of our products, JPMorgan funds. In 2018, our subsidiaries recorded revenues of approximately $3.8 million from JPMorgan subsidiaries under these agreements. In addition, JPMorgan provides sub-advisory services to our subsidiaries. For 2018, our subsidiaries paid JPMorgan approximately $5.5 million for these services.

The Vanguard Group (“Vanguard”), acting in various fiduciary capacities, filed a Schedule 13G/A with the SEC, reporting that as of December 31, 2018, Vanguard beneficially owned approximately 10.86% of our outstanding common stock. In the ordinary course of business, our subsidiaries have agreements with subsidiaries of Vanguard to distribute certain Vanguard products, including mutual funds. In 2018, our subsidiaries recorded revenues of approximately $132,000 from Vanguard subsidiaries.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
82

Security Ownership of More Than 5% Beneficial Owners	SECURITY OWNERSHIP

SECURITY OWNERSHIP

SECURITY OWNERSHIP OF MORE THAN 5% BENEFICIAL OWNERS

Our common stock trades on the NYSE under the symbol “LNC.” We have no other types of stock outstanding. The following table lists persons or entities that, to the best of our knowledge, were beneficial owners of more than 5% of our common stock as of December 31, 2018. The information shown is based solely on our review of Schedules 13G filed with the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AS OF DECEMBER 31, 2018

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
Common Stock	BlackRock, Inc. 55 East 52nd Street New York, NY 10055	18,048,888	8.4%

Common Stock	JPMorgan Chase & Co. 270 Park Avenue New York, NY 10017	10,754,191	5.0%

Common Stock	The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	23,199,124	10.86%

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
83

SECURITY OWNERSHIP	Security Ownership of Directors, Nominees and Executive Officers

SECURITY OWNERSHIP OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The following table shows the number of shares of common stock and stock units beneficially owned on March 15, 2019, by each director, director nominee and NEO, individually, and by all directors and executive officers as a group. LNC Stock Units are non-voting, non-transferable “phantom” stock units that track the economic performance of our common stock; a unit has the same value as a share of our common stock.

SECURITY OWNERSHIP OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS AS OF MARCH 15, 2019

NAME	AMOUNT OF LNC COMMON STOCK AND NATURE OF BENEFICIAL OWNERSHIP[1]	PERCENTAGE OF CLASS	LNC STOCK UNITS[2]	TOTAL OF LNC COMMON STOCK AND STOCK UNITS	TOTAL PERCENTAGE OF CLASS

Lisa M. Buckingham	153,544	*	0	153,544	*
Deirdre P. Connelly	1,000	*	6,929	7,929	*
Ellen G. Cooper	251,187	*	0	251,187	*
William H. Cunningham	8,738	*	109,025	117,763	*
Randal J. Freitag	422,480	*	0	422,480	*
Wilford H. Fuller	425,624	*	49,592	475,216	*
Dennis R. Glass	1,048,850	*	75,607	1,124,457	*
George W. Henderson III	8,681	*	67,119	75,800	*
Eric G. Johnson	6,601	*	58,436	65,037	*
Gary C. Kelly	20,040	*	27,551	47,591	*
M. Leanne Lachman	0	*	33,460	33,460	*
Michael M. Mee	837	*	73,511	74,348	*
Patrick S. Pittard	0	*	24,230	24,230	*
Isaiah Tidwell	579	*	35,666	36,245	*
Lynn M. Utter	0	*	4,617	4,617	*
All Directors and Executive Officers as a group –19 persons	2,527,680	1.23%	565,743	3,093,423	1.50%

*	Each of these amounts represents less than 1% of the outstanding shares of our common stock as of March 15, 2019.
1.

These amounts include the following number of shares that the named person has a right to acquire within 60 days of March 15, 2019 through the exercise of options: Ms. Buckingham, 100,895 shares; Ms. Cooper, 169,337 shares; Mr. Freitag, 276,435 shares; Mr. Fuller, 199,108 shares; Mr. Glass, 427,572 shares; Mr. Kelly, 17,040 shares; and all directors and executive officers as a group, 1,311,587 shares. For Mr. Freitag and Mr. Glass, amounts also include 710 shares and 1,273 shares, respectively, beneficially owned through the Employees’ 401(k) Plan. Mr. Kelly’s amount also includes 3,000 shares held in a family trust.

2.	LNC Stock Units are non-voting, non-transferable phantom stock units that track the economic performance of our common stock.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
84

Questions & Answers	ANNUAL MEETING INFORMATION

ANNUAL MEETING INFORMATION

Q:	Why did I receive this proxy statement or notice of internet availability of proxy materials?

You received a copy of this proxy statement (or a notice of internet availability of proxy materials) because you owned shares of our stock on March 20, 2019, the record date, and that entitles you to vote at the Annual Meeting. This proxy statement describes the matters to be voted on at the meeting and provides information on those matters. It also provides certain information about the Company that we must disclose to you when the Board solicits your proxy.

Q:	Why did some shareholders receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of the printed proxy materials?

The SEC allows us to provide access to proxy materials via the internet rather than mailing a printed copy to each shareholder. Most shareholders received a notice of internet availability, which explains how to access the proxy materials on the internet and how to vote using the internet.

Q:	How can I get a paper copy of the proxy materials?

The notice of internet availability (the “Notice”) contains instructions on how to obtain a paper copy of all proxy materials — including our proxy statement, our 2018 annual report and a proxy card form. If you would like to receive paper copies of our proxy materials, please follow the instructions in the Notice and submit your request by May 12 to ensure that you receive the materials before the Annual Meeting.

Q:	How can I sign up for internet access to the proxy materials?

If you hold shares registered in your name, you may sign up at www.proxypush.com/lnc to receive access to the proxy material over the internet for future meetings, rather than receiving mailed copies. If you chose internet access, you will receive an email notifying you when the 2018 annual report to shareholders and this proxy statement are available, with links to access the documents on a website with instructions on how to vote via the internet. Your enrollment for internet access will remain in effect for subsequent years, although you can cancel it up to two weeks prior to the record date for any annual meeting.

If you hold your shares in “street name,” you may be able to obtain internet access to proxy materials by contacting your broker, bank or other intermediary.

Q:	What will I be voting on at the Annual Meeting?

You are being asked to:

1. elect eleven directors for a one-year term expiring at the 2020 Annual Meeting of Shareholders;

2. ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2019;

3. approve an advisory (non-binding) resolution on the compensation of our named executive officers;

4. respond to an advisory shareholder proposal regarding the amendment of our governing documents to provide an independent chair of the board; and

5. respond to an advisory shareholder proposal regarding an amendment to our proxy access bylaw.

The Board recommends that you vote FOR agenda items 1, 2 and 3, and AGAINST agenda items 4 and 5.

While it is possible that other matters could come up for voting at the meeting, the Board is not aware of any other matters at present.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
85

ANNUAL MEETING INFORMATION	Questions & Answers

Q:	How do I attend the Annual Meeting?

If you attend the Annual Meeting, you will be asked to present valid, government-issued photo identification, such as a driver’s license. If you are a holder of record, the top half of your proxy card or your Notice is your admission ticket. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from your bank or broker are examples of proof of ownership. If you want to vote your shares held in street name in person, you must get a legal proxy in your name from the broker, bank or other nominee that holds your shares, and submit it with your vote.

Attendance at the Annual Meeting is limited to shareholders of the Company as of the record date (March 20, 2019). Each shareholder may appoint only one proxy holder or representative to attend the Annual Meeting on his or her behalf.

Q:	Who is entitled to vote?

Only shareholders of record at the close of business on March 20, 2019, the record date for the meeting, are entitled to vote at the Annual Meeting.

Q:	What constitutes a quorum at the Annual Meeting?

A majority of all outstanding shares entitled to vote at the Annual Meeting constitutes a quorum, which is the minimum number of shares that must be present or represented by proxy at the Annual Meeting in order to transact business. As of the record date, we had 204,506,964 shares of common stock, issued, outstanding and entitled to vote at the Annual Meeting. Once a share is counted as present at the Annual Meeting, it will be deemed present for quorum purposes for the entire meeting (and for any meeting resulting from a postponement of the Annual Meeting, unless a new record date is set).

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present. Generally, “broker non-votes” occur when brokerage firms return proxies for which no voting instructions have been received and the broker does not have discretionary authority to vote on the proposal.

Q:	How do I vote?

You are entitled to one vote for each share of common stock you own. You will find the number of shares you own (and may vote) on the proxy card or the Notice that you received.

You may vote:

IN PERSON. If you are a shareholder of record (i.e., you own your shares directly and not through a broker-dealer or other financial institution), you may vote your shares at the meeting or send a personal representative, with an appropriate proxy, to vote on your behalf.

If you own your shares in “street name” (i.e., through a broker-dealer or other financial institution), you will need to present a proxy card from the institution that holds your shares to vote at the meeting.

Note: You cannot vote in person at the Annual Meeting if you only own share equivalents through the LNC Stock Fund of the Employees’ 401(k) Savings Plan, the LNL Agents’ 401(k) Savings Plan, or the LNL ABGA Money Purchase Plan, or through our dividend reinvestment plan. For instructions on voting these share equivalents, see below under “How do I vote my 401(k), Money Purchase Plan, and/or dividend reinvestment plan shares?” For more information on voting in person, including appropriate forms of proof of ownership and directions to the meeting, contact Shareholder Services at 1-800-237-2920 or shareholderservices@lfg.com.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
86

Questions & Answers	ANNUAL MEETING INFORMATION

BY MAIL. If you received a paper copy of the proxy materials, please mark, date, sign and mail the proxy card in the prepaid envelope the Company provided. For any other matter properly brought forth at the Annual Meeting, the individuals named as proxies will, to the extent permissible, vote all proxies in the manner they believe to be in our best interests.

BY TELEPHONE OR INTERNET. Whether you received a paper copy of the proxy materials or viewed them online, you may vote either by telephone (within the United States, Canada or Puerto Rico only) or through the internet, as follows:

CALL: 866-883-3382

VISIT: WWW.PROXYPUSH.COM/LNC

To use telephone or internet voting, you must provide your assigned control number noted on the proxy card or Notice. In addition to the instructions that appear on the proxy card or Notice, step-by-step instructions will be provided by a prerecorded telephone message or at the designated website.

If you hold your shares in “street name,” please check your proxy card or Notice, or contact your broker, nominee, fiduciary or other custodian, to determine if you will be able to vote by telephone or Internet.

Q:	How many votes are needed to approve each proposal?

Assuming a quorum is present, a majority of the votes cast by the holders of shares entitled to vote at the annual meeting is required to elect each director, to ratify the appointment of Ernst & Young as our accounting firm, to approve the advisory resolution on the compensation of our NEOs, and to approve the shareholder proposals.

Proposals 3 through 5, including the proposal regarding the approval of our NEOs’ compensation, are advisory only and not binding on the Board. Any other proposal that is properly presented at the Annual Meeting will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

Q:	How do abstentions, unmarked proxy cards and broker non-votes affect the voting results?

Abstentions: Abstentions will not count as votes cast either for or against a nominee or the proposals set forth in Items 2 through 5.

Unmarked Proxy Cards: If you sign and return a proxy or voting instruction card but do not mark how your shares are to be voted, the individuals named as proxies will vote your shares, if permitted, as the Board recommends.

Broker Non-Votes: If you hold your shares in “street name,” you may instruct your broker how to vote your shares. If you do not provide voting instructions, your shares are referred to as “broker non-votes” and the bank, broker or other custodian may vote your shares, at its discretion, only on the ratification of the appointment of our accounting firm. These broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval. Broker non-votes will not count as votes cast either for or against a nominee or the proposals set forth in Items 2 through 5.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
87

ANNUAL MEETING INFORMATION	Questions & Answers

Q:	Can I revoke my proxy or change my vote after I vote my proxy?

Yes, you may revoke your proxy or change your vote at any time prior to the Annual Meeting. To do so either:

1. notify our Corporate Secretary in writing that you are revoking your vote;

2. submit a new proxy by mail, telephone or internet; or

3. attend the meeting and vote your shares in person.

Q:	How do I vote my 401(k), Money Purchase Plan, and/or dividend reinvestment plan shares?

If you have invested in the LNC Stock Fund of the LNC Employees’ 401(k) Savings Plan, the LNL Agents’ 401(k) Savings Plan, or the LNL ABGA Money Purchase Plan, your voting instructions, whether submitted via telephone or through the internet (as described above), tell the trustee of your plan how to vote the shares of common stock allocated to the plans. If our stock books contain identical account information regarding common stock that you own directly and common stock that you have an interest in through these plans, you will receive a single proxy/voting instruction card representing all shares you own. If you participate in one of these plans and do not provide the trustee with your voting instructions by 11:59 p.m. Eastern Time on May 21, the trustee of the plans will vote the shares allocated to your account in proportion to the shares held by each plan for which voting instructions have been received.

If you participate in our dividend reinvestment plan, your proxy/voting instruction card(s) will also include the number of shares of common stock allocated to your accounts in that plan. To vote your shares in that plan, you must return your proxy/voting instruction card(s) or submit your voting instructions by telephone or over the internet as instructed on your proxy/voting instruction card(s).

Q:	Who may solicit proxies?

Our directors, officers and employees, as well as Alliance Advisors, LLC (“Alliance Advisors”), our proxy solicitation firm, may solicit proxies on behalf of the Board in person, by mail, telephone, fax and other electronic means.

Q:	Who pays the costs of soliciting proxies?

We pay the cost of soliciting proxies. Our fee to Alliance Advisors to solicit proxies this year is $15,000, plus reasonable expenses. Our directors, officers and employees receive no additional compensation for soliciting proxies. We will reimburse certain brokerage firms, banks, custodians and other fiduciaries for the reasonable mailing and other expenses they incur in forwarding proxy materials to the beneficial owners of stock that those organizations hold of record.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
88

Shareholder Proposals for the 2020 Annual Meeting	GENERAL INFORMATION

GENERAL INFORMATION

SHAREHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING

TO BE INCLUDED IN OUR PROXY MATERIALS

If you wish to include a shareholder proposal in the proxy materials for our 2020 Annual Meeting of Shareholders, you must submit the proposal, in accordance with SEC Rule 14a-8, to our Corporate Secretary, who must receive the proposal by December 14, 2019.

In addition, if you wish to include a director nominee in the proxy materials for our 2020 Annual Meeting of Shareholders pursuant to our “proxy access” bylaws, you must meet the requirements set forth in our bylaws and you must submit the materials required by our bylaws within the same time outlined below for director nominations submitted by a shareholder for presentation directly at an annual meeting.  All such proxy access director nominations must satisfy the requirements set forth in our bylaws, a copy of which is available on our website (www.lfg.com) in the “About Us” Section under the “Corporate Governance” header. You may also obtain a hard copy of our bylaws at no cost by contacting our Corporate Secretary.

TO BE PRESENTED IN PERSON AT SHAREHOLDER MEETINGS

Our bylaws set forth advance-notice procedures with respect to proposals and director nominations submitted by a shareholder for presentation directly at an annual meeting, rather than for inclusion in our proxy statement. If you wish to propose a director nominee—or any other matter of business—at an annual shareholder meeting, you must follow the procedures contained in our bylaws, which include notifying the Corporate Secretary at least 90 but not more than 120 days before the first anniversary of the prior year’s annual meeting. Based on this year’s annual meeting date of May 24, 2019, a notice will be considered timely received for the 2020 Annual Meeting of Shareholders if our Corporate Secretary receives it no earlier than January 25, 2020, and no later than February 24, 2020.

If our annual meeting is scheduled to be held more than thirty (30) days before or more than thirty (30) days after the first anniversary of the prior year’s annual meeting, you must give your notice by the close of business on the later of (i) the date 90 days prior to the scheduled annual meeting or (ii) the tenth day following the date that the scheduled annual meeting is first publicly announced or disclosed. All such proposals and director nominations must satisfy the requirements set forth in our bylaws, a copy of which is available on our website (www.lfg.com) in the “About Us” section under the “Corporate Governance” header. You may also obtain a hard copy of our bylaws at no cost by contacting our Corporate Secretary.

If any such matter is brought before the meeting in accordance with our bylaws, the individuals identified on the proxy card may, if the matter will be voted on, vote the shares represented by proxies at their discretion in the manner they believe to be in our best interests. However, the person presiding at a meeting of shareholders (the Chairman) is authorized by the bylaws to determine whether the proposed business was properly brought before the meeting or was lawful or appropriate for consideration at the meeting or whether a nomination for director was properly made. If the Chairman determines that any of these requirements was not met, then the proposed business shall not be transacted or the defective nomination shall be disregarded.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any of our other filings under the Securities Act of 1933 or the Exchange Act, the sections of this proxy statement entitled “Audit Committee Report” and “Compensation Committee Report” shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
89

GENERAL INFORMATION	Compliance with Beneficial Ownership Reporting

COMPLIANCE WITH BENEFICIAL OWNERSHIP REPORTING

Section 16(a) of the Exchange Act requires that our directors, certain officers, and those who are beneficial owners of more than 10% of our stock file reports of their holdings and transactions with the SEC and the NYSE. Based on statements from our directors and our officers subject to Section 16, as well as a review of the reports filed for transactions during 2018, we believe that each of our directors and officers subject to Section 16 met all applicable filing requirements, except for Ms. Connelly and Mr. Fuller. Ms. Connelly had one late filing in 2018 disclosing one transaction. Mr. Fuller inadvertently failed to disclose on a timely basis the disposition of an aggregate of 839 shares of our stock that he gifted in six transactions that occurred between April 2013 and June 2017. Mr. Fuller reported these transactions on a Form 5 filed with the SEC on February 14, 2019.

ANNUAL REPORT

You may request a printed copy of our Annual Report on Form 10-K, at no charge, by writing to: Corporate Secretary, Lincoln National Corporation, 150 N. Radnor Chester Road, Radnor, PA 19087. In addition, you can access our Form 10-K and other reports on the SEC’s website at www.sec.gov and on our website at www.lfg.com.

HOUSEHOLDING

SEC rules allow a single copy of the proxy materials or the Notice to be delivered to multiple shareholders sharing the same address and last name, or who we reasonably believe are members of the same family and who consent to receive a single copy of these materials in a manner provided by these rules. This practice is referred to as “householding” and can result in significant savings of paper and mailing costs.

Because we are using the SEC’s notice and access rule, we will not household our proxy materials or notices to shareholders of record sharing an address. This means that shareholders of record who share an address will each be mailed a separate notice or paper copy of the proxy materials. However, we understand that certain brokerage firms, banks, or other similar entities holding our common stock for their customers may household proxy materials or notices. Shareholders sharing an address whose shares of our common stock are held by such an entity should contact such entity if they now receive (1) multiple copies of our proxy materials or Notices and wish to receive only one copy of these materials per household in the future, or (2) a single copy of our proxy materials or Notice and wish to receive separate copies of these materials in the future. Additional copies of our proxy materials are available upon request by writing to: Corporate Secretary, Lincoln National Corporation, 150 N. Radnor Chester Road, Radnor, PA 19087.

ADDITIONAL VOTING MATTERS

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than those mentioned in this proxy statement. However, if any other matter should properly come before the meeting, the persons authorized by the accompanying proxy will vote and act with respect to such matter(s) in what they believe to be in the best interests of the Company and its shareholders.

A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the Annual Meeting.

For the Board of Directors,

Nancy A. Smith

Senior Vice President & Secretary

April 12, 2019

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
90

EXHIBIT 1

RECONCILIATION OF NON-GAAP MEASURES

DEFINITIONS OF NON-GAAP MEASURES USED IN THIS PROXY STATEMENT

Adjusted income (loss) from operations, adjusted operating revenues and adjusted operating return on equity (including and excluding average goodwill within average equity), excluding accumulated other comprehensive income (loss) (“AOCI”), using annualized adjusted income (loss) from operations are financial measures we use to evaluate and assess our results. Adjusted income (loss) from operations, adjusted operating revenues and adjusted operating return on equity (“ROE”), as used in this proxy statement, are non-GAAP financial measures and do not replace GAAP net income (loss), revenues and ROE, the most directly comparable GAAP measures.

Adjusted Income (Loss) from Operations

We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at adjusted income (loss) from operations:

•	Realized gains and losses associated with the following ("excluded realized gain (loss)"):
o	Sale or disposal of securities;
o	Impairments of securities;
o	Change in the fair value of derivative investments, embedded derivatives within certain reinsurance arrangements and our trading securities;
o	Change in the fair value of the derivatives we own to hedge our guaranteed death benefit ("GDB") riders within our variable annuities, which is referred to as “GDB derivatives results;”
o

Change in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders within our variable annuities accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) (“embedded derivative reserves”), net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves, the net of which is referred to as “GLB net derivative results;”

o

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“indexed annuity forward-starting option”);

o	Changes in the fair value of equity securities;
•

Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

•	Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;
•	Gain (loss) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Acquisition and integration costs related to mergers and acquisitions; and
•	Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
E-1

EXHIBIT 1

Adjusted Operating Revenues

Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Amortization of deferred front-end loads (“DFEL”) arising from changes in GDB and GLB benefit ratio unlocking;
•	Amortization of deferred gains arising from the reserve charges on business sold through reinsurance; and
•	Revenue adjustments from the initial adoption of new accounting standards.

Adjusted Operating Return on Equity

Adjusted operating return on equity measures how efficiently we generate profits from the resources provided by our net assets.

•	It is calculated by dividing annualized income (loss) from operations by average equity, excluding AOCI.
•	Management evaluates return on equity by both including and excluding average goodwill within average equity.

Book Value Per Share Excluding AOCI

Book value per share excluding AOCI is calculated based upon a non-GAAP financial measure.

•	It is calculated by dividing (a) stockholders' equity excluding AOCI by (b) common shares outstanding.
•	We provide book value per share excluding AOCI to enable investors to analyze the amount of our net worth that is primarily attributable to our business operations.
•

Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.

•	Book value per share is the most directly comparable GAAP measure.

Special Note Regarding Sales

Sales as reported consist of the following:

•	MoneyGuard® – 15% of total expected premium deposits;
•	Universal life (UL), indexed universal life (IUL), variable universal life (VUL) – first year commissionable premiums plus 5% of excess premiums received;
•	Executive Benefits – single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate owned UL and VUL, first year commissionable premiums plus 5% of excess premium received;
•	Term – 100% of annualized first year premiums;
•	Annuities – deposits from new and existing customers; and
•	Group Protection – annualized first year premiums from new policies.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
E-2

EXHIBIT 1

	FOR THE YEAR ENDED DECEMBER 31,

(millions of dollars, except per share data)	2018	2017	2016
Total Revenues	$16,424	$14,257	$13,330
Less:
Excluded realized gain (loss)	(46)	(336)	(518)
Amortization of DFEL on benefit ratio unlocking	(5)	3	1
Amortization of deferred gains arising from reserve changes on business sold through reinsurance	—	1	3
Total Adjusted Operating Revenues	$16,475	$14,589	$13,844
Net Income (Loss) Available to Common Stockholders – Diluted	$1,623	$2,086	$1,192
Less:
Adjusted for deferred units of LNC stock in our deferred compensation plans(1)	(18)	7	—
Net Income (Loss)	$1,641	$2,079	$1,192
Less(2):
Excluded realized gain (loss)	(37)	(218)	(337)
Benefit ratio unlocking	(136)	129	28
Net impact from the Tax Cuts and Jobs Act	19	1,322	—
Impairment of intangibles	—	(905)	—
Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance	—	—	2
Acquisition and integration costs related to mergers and acquisitions, after-tax	(67)	—	—
Gain (loss) on early extinguishment of debt	(18)	(3)	(41)
Adjusted Income (Loss) from Operations	$1,880	$1,754	$1,540
Earnings (Loss) Per Common Share (Diluted)
Net income (loss)	$7.40	$9.22	$5.03
Adjusted Income (loss) from operations	8.48	7.79	6.50
Average Stockholders’ Equity
Average equity, including average AOCI	$15,517	$15,796	$15,237
Average AOCI	1,602	2,454	2,427
Average equity, excluding AOCI	13,915	13,342	12,810
Average goodwill	1,613	2,160	2,273
Average equity, excluding AOCI and goodwill	$12,302	$11,182	$10,537
Return on Equity, Including AOCI
Net income (loss) with average equity including goodwill	10.6%	13.2%	7.8%
Return on Equity, Excluding AOCI
Adjusted Income (loss) from operations with average equity including goodwill	13.5%	13.1%	12.0%
Adjusted Income (loss) from operations with average equity excluding goodwill	15.3%	15.7%	14.6%

1.

The numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans if the effect of equity classification would result in a more dilutive EPS.

2.

We use our prevailing federal income tax rates of 21% and 35%, where applicable, while taking into account any permanent difference for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
E-3

EXHIBIT 1

A reconciliation of book value per share to book value per share excluding AOCI as of December 31, 2018, 2017 and 2016, is presented below.

	AS OF DECEMBER 31,

	2018	2017	2016
Book value per share, including AOCI	$69.71	$79.43	$63.97
Per share impact of AOCI	1.98	14.81	6.92
Book value per share, excluding AOCI	67.73	64.62	57.05

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
E-4

EXHIBIT 2

DEFINITIONS FOR INCENTIVE COMPENSATION PROGRAMS

2018 AIP

For the 2018 AIP, “Income from Operations” is defined as set forth below. Unless as otherwise defined, all terms shall have the meaning set forth in our Annual Report on Form 10-K for the year ended December 31, 2018.

Income from Operations means Net Income, exclusive of the items listed below (all net-of-tax):

•	Realized gains and losses defined as the following:
o	Sale or disposals and impairments of securities;
o	Change in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (gains (losses) on the mark-to-market on certain instruments);
o	Change in the fair value of the derivatives we own to hedge our guaranteed death benefit ("GDB") riders within our variable annuities;
o	Change in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders within our variable annuity net derivative results accounted for at fair value;
o	Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
o

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted at fair value;

•	Change in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations – both the income in the period and the gain or loss on disposition;
•

Acquisition and integration costs related to mergers and acquisitions (U.S. GAAP requires that when a business meets the criteria for being classified as Discontinued Operations, all prior periods must be restated); and

•	Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.

In addition, for calculating Income from Operations for the 2018 AIP the following items will be excluded from Income from Operations, all net of tax, if any occur in the relevant performance period:

A.	Expenses related to restructuring activities, including restructuring charges, and losses associated with changes to employee benefit plans;
B.	Reductions in earnings in the performance period from those in the base year as a result of the ongoing impact of a change in accounting principle;
C.	Pre-tax losses and expenses resulting from claims, damages, judgments, liabilities and settlements arising from legal and regulatory proceedings in excess of $10 million;
D.	Reductions in earnings resulting from the sale or reinsurance of a business or block of business;
E.

Reduction in earnings from increases in our effective tax rate and the related taxes due to legislative changes and changes in income tax laws, including but not limited to, changes in the computation of the separate account dividends received deduction under the federal income tax law and increases to the corporate tax rate;

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
E-5

EXHIBIT 2

F.	Reduction in earnings resulting from changes in regulatory requirements governing the Company;
G.

Reduction in earnings resulting from changes in the assumptions used in our actuarial models and systems, the changes resulting from the review of such models and systems and the changes to or conversion of actuarial systems;

H.	Reduction in earnings from the mark-to-market adjustments resulting from the accounting for the LNC stock component of the Company’s Deferred Compensation plan; and
I.

Reduction in earnings from significant disruptions in the operations of the Company as could result from a natural disaster, Acts of God, act of terrorism, inability of the capital markets to function and other similar items in nature that impact the operations of the Company.

For the 2018 AIP, “Income from Operations per Diluted Share” is defined as the sum of Income from Operations as defined above divided by the average diluted shares. The calculation of Income from Operations per Diluted Share will exclude the dilutive effect resulting from the accounting for the LNC stock component of the Company’s Deferred Compensation plan.

2016 LTI

For the 2016 LTI Program, Return on Equity (“ROE”) was defined as follows:

Income from Operations, as defined below, divided by average Shareholders’ Equity for the relevant period. Shareholders’ Equity excludes Accumulated Other Comprehensive Income or other similar items and excludes the increase in equity due to goodwill associated with an acquisition during the performance period. ROE was calculated as of December 31, 2018, using the average of the beginning and ending common shares outstanding for 2018.

Income from Operations is defined as net income for the relevant performance period in accordance with generally accepted accounting principles, all net of tax if any occur in the relevant period:

•	Realized gains and losses – defined as the following:
o	Sales or disposals and impairments of securities;
o	Change in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (gains (losses) on the mark-to-market on certain instruments);
o	Change in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders within our variable annuities;
o	Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
o	Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
o

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
E-6

EXHIBIT 2

•

Income (loss) from discontinued operations - both the income in the period and the gain or loss on disposition (U.S. GAAP requires that when a business meets the criteria for being classified as Discontinued Operations, all prior periods must be restated); and

•	Income (loss) from the initial adoption of new accounting standards.

In addition, for calculating Income from Operations for the 2016 LTI Program the following items will be excluded from Income from Operations, all net of tax if any occur in the relevant performance period:

A.	Expenses related to acquisitions, mergers, divestitures, integration and restructuring activities, including restructuring charges, and losses associated with changes to employee benefit plans;
B.	Reductions in earnings in the performance period from those in the base year as a result of the ongoing impact of a change in accounting principle;
C.	Losses and expenses resulting from claims, damages, judgments, liabilities and settlements arising from legal and regulatory proceedings in excess of $10 million;
D.	Reductions in earnings resulting from the sale or reinsurance of a business or block of business;
E.

Reduction in earnings from increases in our effective tax rate and the related taxes due to legislative changes and changes in income tax laws, including but not limited to, changes in the computation of the separate account dividends received deduction under the federal income tax law and increases to the corporate tax rate;

F.	Reduction in earnings resulting from changes in regulatory requirements governing the Company;
G.

Reduction in earnings resulting from changes in the assumptions used in our actuarial models and systems, the changes resulting from the review of such models and systems and the changes to or conversion of actuarial systems; and

H.

Reduction in earnings from significant disruptions in the operations of the Company as could result from a natural disaster, Acts of God, act of terrorism, inability of the capital markets to function and other similar items in nature that impact the operations of the Company.

LINCOLN NATIONAL CORPORATION 2019 PROXY STATEMENT
E-7

Lincoln National Corporation®

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Address Change? Mark box, sign, and indicate changes below: ☐

TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

FPO

The Board of Directors Unanimously Recommends a Vote "FOR" the election of each Director, "FOR" Items 2 and 3, and "AGAINST" Items 4 and 5.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Deirdre P. Connelly	☐	☐	☐	07 M. Leanne Lachman	☐	☐	☐
02 William H. Cunningham	☐	☐	☐	08 Michael F. Mee	☐	☐	☐

Please fold here – Do not separate

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
03 Dennis R. Glass	☐	☐	☐	09 Patrick S. Pittard	☐	☐	☐
04 George W. Henderson, III	☐	☐	☐	10 Isaiah Tidwell	☐	☐	☐
05 Eric G. Johnson	☐	☐	☐	11 Lynn M. Utter	☐	☐	☐
06 Gary C. Kelly	☐	☐	☐				

2. The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2019.	☐ For	☐ Against	☐ Abstain
3. The approval of an advisory resolution on the compensation of our named executive officers.	☐ For	☐ Against	☐ Abstain
4. Shareholder proposal to amend our corporate governance documents to require an independent board chairman.	☐ For	☐ Against	☐ Abstain
5. Shareholder proposal to amend our proxy access bylaws to remove the limitation on renomination of persons based on votes in a prior election.	☐ For	☐ Against	☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

I plan to attend the meeting ☐

Date ______________________________

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

LINCOLN NATIONAL CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

If you plan to attend the annual meeting, please bring this admission ticket with you. This ticket admits the shareholder. All meeting attendees must present valid government-issued photo identification. For your safety, all personal belongings or effects including bags, purses, and briefcases are subject to inspection. With the exception of purses and notepads, no personal items such as briefcases or bags, of any type, may be carried into the meeting area. The use of photographic and recording devices is prohibited in the meeting room.

The proxy/voting instructions also cover all the shares as to which the undersigned has the right to give voting instructions to the trustees of the LNC 401(k) Employees' Savings Plan, the LNL Agents' 401(k) Savings Plan and the LNL ABGA Money Purchase Plan. Voting cutoff for Plan Participants is 11:59 p.m. on May 21, 2019.

Lincoln
National Corporation®

proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 24, 2019.

The undersigned shareholder of Lincoln National Corporation (the "Company"), an Indiana corporation, appoints William H. Cunningham, Dennis R. Glass, and Nancy A. Smith, and each of them, with the power to act without the other and power of substitution, as the proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of stock in the Company which the undersigned is entitled to vote and in their discretion to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held at The Ritz-Carlton Hotel, 10 Avenue of the Arts, Philadelphia, PA 19102, 9:00 a.m. local time, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE
www.proxypush.com/lnc

Use the Internet to vote your proxy until 11:59 p.m. (CT) on May 23, 2019.
Scan code on front for mobile voting.

PHONE
1-866-883-3382

Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CT) on May 23, 2019.

MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your proxy card.